As filed with the Securities and Exchange Commission on April 15, 2021
Securities Act Registration No. 002-80896
Investment Company Act Registration No. 811-03623
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 91 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 94 (X)
Check appropriate box or boxes
The Prudential Series Fund
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street, 17 th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
(X) on April 26, 2021 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Series Fund
PROSPECTUS • April 26, 2021
The Prudential Series Fund (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Each contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
PSF PGIM 50/50 Balanced Portfolio (Class I & Class III Shares)
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Blend Portfolio (Class I, Class II, & Class III Shares)
PSF PGIM Flexible Managed Portfolio (Class I & Class III Shares)
PSF Global Portfolio (Class I & Class III Shares)
PSF PGIM Government Income Portfolio (Class I & Class III Shares)
PSF PGIM Government Money Market Portfolio (Class I & Class III Shares)
PSF PGIM High Yield Bond Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Growth Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Jennison Focused Blend Portfolio (Class I, Class II & Class III Shares)
PSF Natural Resources Portfolio (Class I, Class II & Class III Shares)
PSF Small-Cap Stock Index Portfolio (Class I & Class III Shares)
PSF Stock Index Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
PSF International Growth Portfolio (Class I & Class II Shares)
PSF Mid-Cap Growth Portfolio (Class I, Class II & Class III Shares)
PSF Small-Cap Value Portfolio (Class I Shares)

1	SUMMARY: PSF PGIM 50/50 BALANCED PORTFOLIO
7	SUMMARY: PSF PGIM TOTAL RETURN BOND PORTFOLIO
12	SUMMARY: PSF PGIM JENNISON BLEND PORTFOLIO
16	SUMMARY: PSF PGIM FLEXIBLE MANAGED PORTFOLIO
22	SUMMARY: PSF GLOBAL PORTFOLIO
27	SUMMARY: PSF PGIM GOVERNMENT INCOME PORTFOLIO
31	SUMMARY: PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
36	SUMMARY: PSF PGIM HIGH YIELD BOND PORTFOLIO
41	SUMMARY: PSF PGIM JENNISON GROWTH PORTFOLIO
45	SUMMARY: PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO
49	SUMMARY: PSF NATURAL RESOURCES PORTFOLIO
54	SUMMARY: PSF SMALL - CAP STOCK INDEX PORTFOLIO
58	SUMMARY: PSF STOCK INDEX PORTFOLIO
62	SUMMARY: PSF PGIM JENNISON VALUE PORTFOLIO
66	SUMMARY: PSF INTERNATIONAL GROWTH PORTFOLIO
72	SUMMARY: PSF MID- CAP GROWTH PORTFOLIO
76	SUMMARY: PSF SMALL-CAP VALUE PORTFOLIO
80	ABOUT THE TRUST
81	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
104	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
112	PRINCIPAL RISKS
124	HOW THE TRUST IS MANAGED
144	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
149	OTHER INFORMATION
150	FINANCIAL HIGHLIGHTS
168	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: PSF PGIM 50/50 BALANCED PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM 50/50 Balanced Portfolio was named the “Conservative Balanced Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total investment return consistent with a conservatively managed diversified portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.55%	0.55%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.58%	0.83%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced) Class I Shares	$59	$186	$324	$726
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced) Class III Shares	$85	$265	$460	$1,025
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 50% of its assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of its assets in debt obligations and money market instruments (with a range of 25% to 85%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio's expectation regarding the different markets. The Portfolio may invest in foreign securities.
The equity portion of the Portfolio is generally managed as an index portfolio, designed to perform similarly to the holdings of the S&P 500 Index.

Under normal circumstances, at least 80% of the fixed income portion of the Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high-quality money market instruments. Likewise, 20% of the fixed income portion of the Portfolio may be invested in high-yield/high-risk debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). The Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above.
The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the US by foreign or US issuers, provided the securities are denominated in US dollars. For these purposes, the Portfolio does not consider American Depositary Receipts (ADRs)as foreign securities.
In managing the Portfolio’s assets, the portfolio managers uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. In their bottom-up research, the portfolio managers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which includes a review of the issuer's composition of revenue, profitability, cash flow margin, and leverage. The portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which consists of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), and the FTSE 3-Month T-Bill Index (10%). The Portfolio’s investment manager determined the weight of each index comprising the custom blended index.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
12.06%	2nd Quarter 2020	-10.99%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM 50/50 Balanced Class I Shares	11.43%	9.19%	8.64%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
PSF PGIM 50/50 Balanced Custom Blended Index (reflects no deduction for fees, expenses or taxes)	12.92%	9.68%	8.67%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	John Moschberger, CFA*	Managing Director, Head of Equity Indexing	October 1990
		Edward F. Keon Jr.	Managing Director, Chief Investment Strategist	February 2009
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	February 2009
		Stace Mintz, CFA	Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager	February 2021
	PGIM Fixed Income, PGIM Limited	Richard Piccirillo	Managing Director & Senior Portfolio Manager	February 2013
		Michael J. Collins, CFA	Managing Director & Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy	April 2014
		Lindsay Rosner, CFA	Vice President	April 2021
*Mr. Moschberger announced his intention to retire in the 4th quarter of 2021.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM TOTAL RETURN BOND PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Total Return Bond Portfolio was named the “Diversified Bond Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over a longer term while providing reasonable safety of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.43%	0.68%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Total Return Bond (formerly, Diversified Bond) Class I Shares	$44	$138	$241	$542
PSF PGIM Total Return Bond (formerly, Diversified Bond) Class III Shares	$69	$218	$379	$847
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds.
The Portfolio normally invests at least 70% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. In addition, the

Portfolio may also invest up to 30% of its assets in lower rated securities which are riskier and considered speculative (sometimes referred to as “junk bonds”). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
6.80%	2nd Quarter 2020	-3.30%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Total Return Bond Class I Shares	8.45%	6.29%	5.53%
Index
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	September 2002
	PGIM Limited	Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	November 2009
		Richard Piccirillo	Managing Director and Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON BLEND PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Jennison Blend Portfolio was named the “Equity Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.45%	0.45%	0.45%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fee	None	0.15%	None
+ Other Expenses	0.02%	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.47%	0.87%	0.72%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Blend (formerly, Equity) Class I Shares	$48	$151	$263	$591
PSF PGIM Jennison Blend (formerly, Equity) Class II Shares	$89	$278	$482	$1,073
PSF PGIM Jennison Blend (formerly, Equity) Class III Shares	$74	$230	$401	$894
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies. The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase).

A bottom-up stock selection process is utilized and the Portfolio invests in securities of growth and value stocks. Each portfolio manager is responsible for selecting the securities within his discipline. The growth portfolio manager believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The growth portfolio manager looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The growth portfolio manager seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price. The value portfolio manager seeks investments in companies he believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. The Portfolio may invest up to 30% of its total assets in foreign securities (not including American Depositary Receipts and similar instruments). The Portfolio employs a bottom-up stock selection process and invests in growth and value stocks.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Index which includes stocks of companies with similar investment objectives. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
26.37%	2nd Quarter 2020	-19.44%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Jennison Blend Class I Shares	29.00%	15.61%	12.80%
PSF PGIM Jennison Blend Class II Shares	28.49%	15.14%	12.35%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	20.96%	15.60%	14.01%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Spiro “Sig” Segalas	President & CIO	February 2005
		Blair A. Boyer	Managing Director	January 2005
		Kathleen A. McCarragher	Managing Director	February 1999
		Natasha Kuhlkin, CFA	Managing Director	May 2019
		Rebecca Iriwn	Managing Director	May 2019
		Warren N. Koontz, Jr. CFA	Managing Director	September 2014
		Joseph C. Esposito, CFA	Managing Director	May 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM FLEXIBLE MANAGED PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Flexible Managed Portfolio was named the “Flexible Managed Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is total return consistent with an aggressively managed diversified portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.60%	0.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.02%	0.62%
= Total Annual Portfolio Operating Expenses	0.62%	0.87%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Flexible Managed (formerly, Flexible Managed) Class I Shares	$63	$199	$346	$774
PSF PGIM Flexible Managed (formerly, Flexible Managed) Class III Shares	$89	$278	$482	$1,073
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 120% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio's expectations regarding the different markets.
The equity portion of the Portfolio is generally managed under an actively managed, disciplined and adaptive strategy. Under this strategy, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index. The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Portfolio will invest in companies that are expected to provide either attractive returns relative to the Portfolio’s peers, or that are desirable to hold in the Portfolio to manage risk.
Under normal circumstances, at least 80% of the fixed income portion of the Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high quality money market instruments. Likewise, 20% of the fixed income portion of the Portfolio may be invested in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). The Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above.
In managing the Portfolio’s assets, the portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. In their bottom-up research, the portfolio managers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer which includes a review of the composition of the issuer's revenue, profitability, cash flow margin, and leverage. The Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of a custom blended index which consists of the S&P 500 Index (60%), the Bloomberg Barclays US Aggregate Bond Index (35%) and the FTSE 3-Month T-Bill Index (5%). The Portfolio’s investment manager determined the weight of each index comprising the custom blended index. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
14.93%	2nd Quarter 2020	-14.92%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Flexible Managed Class I Shares	9.59%	9.45%	9.61%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
PSF PGIM Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	14.36%	10.92%	9.84%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	Edward F. Keon Jr.	Managing Director, Chief Investment Strategist	February 2009
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	February 2009
		Stacie L. Mintz, CFA	Managing Director, Co-Head Quantitative Equity Team, Portfolio Manager	August 2006
	PGIM Fixed Income, PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	February 2013
		Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy	April 2014
		Lindsay Rosner, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF GLOBAL PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF Global Portfolio was named the “Global Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.75%	0.75%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.05%	0.05%
= Total Annual Portfolio Operating Expenses	0.80%	1.05%
- Fee Waiver and/or Expense Reimbursement	(0.04)%	(0.04)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.76%	1.01%
(1)The Manager has contractually agreed to waive 0.0363% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Global (formerly, Global) Class I Shares	$78	$251	$440	$986
PSF Global (formerly, Global) Class III Shares	$103	$330	$575	$1,279
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 34% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests its assets primarily in equity and equity related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index. The Portfolio has multiple subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or US equity or equity-related securities.

In pursuing it value strategies, the Portfolio seeks to invest in undervalued stocks that have high near-term appreciation potential. In addition, the Portfolio seeks to invest in undervalued large companies that provide good prospects for capital appreciation, although such companies may temporarily be out of favor. The Portfolio may, at times, also invest significantly in certain sectors.
In pursuing its growth strategies, the Portfolio relies on fundamental research to identify and invest in foreign companies with market capitalizations over $100 million that appear to have above-average prospective growth potential, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, as well as a conservative capital structure. In addition, the Portfolio seeks to own strong businesses that have the potential to grow their earnings per share over 14% on an annual basis through a full market cycle, with a focus on securities with the best risk versus reward profile.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
19.82%	2nd Quarter 2020	-21.45%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Global Class I Shares	15.84%	12.79%	10.38%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	16.50%	12.82%	10.48%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	William Blair Investment Management, LLC	Simon Fennell	Partner & Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner & Portfolio Manager	January 2014
	LSV Asset Management	Josef Lakonishok, Ph.D.	CEO, CIO, Partner and Portfolio Manager	December 2005
		Menno Vermeulen, CFA	Partner, Portfolio Manager	December 2005
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2006
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner	June 2013
	T. Rowe Price Associates, Inc.	Heather K. McPherson	Vice President and Co-Portfolio Manager	January 2015
		Mark S. Finn, CFA, CPA	Vice President and Co-Portfolio Manager	February 2010
		John D. Linehan, CFA	Vice President and Co-Portfolio Manager	December 2005

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
	QMA LLC	Edward F. Keon Jr.	Managing Director, Chief Investment Strategist	February 2009
		Marcus M. Perl	Principal, Portfolio Manager	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	February 2009
Each of QMA LLC (QMA), Jennison Associates LLC (Jennison) and PGIM, Inc. (PGIM) may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.
Although QMA, Jennison and PGIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PGIM Investments has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PGIM Investments has no current intention to utilize Jennison or PGIM to provide any Management Services or Advice Services to the Portfolio.
Depending on future circumstances and other factors, however, PGIM Investments, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PGIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM GOVERNMENT INCOME PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Government Income Portfolio was named the “Government Income Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over the long term consistent with the preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.11%	0.11%
= Total Annual Portfolio Operating Expenses	0.51%	0.76%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Government Income (formerly, Government Income) Class I Shares	$52	$164	$285	$640
PSF PGIM Government Income (formerly, Government Income) Class III Shares	$78	$243	$422	$942
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 150% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in US Government securities, including US Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the US Government, and mortgage-backed securities issued by US Government instrumentalities. The Portfolio may invest up to 20% of its assets in other securities, including corporate debt securities and asset-backed securities.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
4.65%	1st Quarter 2020	-3.16%	4th Quarter 2016

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Government Income Class I Shares	7.16%	3.87%	3.45%
Index
Bloomberg Barclays Government Bond Index (reflects no deduction for fees, expenses or taxes)	7.94%	3.76%	3.26%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Craig Dewling	Deputy Chief Investment Officer and Head of Multi-Sector, Liquidity and Strategy at PGIM Fixed Income	September 2007
		Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	November 2003
		Mick Meyler	Principal	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
		Gary Wu, CFA	Principal and Portfolio Manager	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Government Money Market Portfolio was named the “Government Money Market Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is the maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.30%	0.30%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.04%	0.04%
= Total Annual Portfolio Operating Expenses*	0.34%	0.59%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio's Financial Highlights are attributable to a voluntary fee and/or expense waiver arrangement, which is not reflected in the table above.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Government Money Market (formerly, Government Money Market) Class I Shares	$35	$109	$191	$431
PSF PGIM Government Money Market (formerly, Government Money Market) Class III Shares	$60	$189	$329	$738
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Portfolio has a policy that requires it to invest under normal conditions, at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.

The Portfolio invests only in securities that have remaining maturities of 397 days or less, or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Portfolio seeks to invest in securities that present minimal credit risk. The Portfolio may invest significantly in securities with floating or variable rates of interest.
The Portfolio seeks to maintain a stable net asset value of $10.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $10.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.
In a low interest rate environment, the yield of the Portfolio, after the deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $10.00. PGIM Investments LLC may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.
The Trust’s Board of Trustees (the Board) has determined that the Portfolio, as a “government money market fund”, is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved the power to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after providing appropriate prior notice to shareholders.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. You could lose money by investing in the Portfolio.Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it cannot guarantee it will do so.An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. The order of the below risk factors does not indicate the significance of any particular risk factor.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because interest rates in the US are at or near historic lows. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.
Note: Prior to September 12, 2016, the Portfolio operated under the name “Money Market Portfolio” as a prime money market fund and invested in certain types of securities that, as a government money market fund, the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund.

Best Quarter:		Worst Quarter:
0.53%	2nd Quarter 2019	0.00%	2nd Quarter 2014

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Government Money Market Class I Shares	0.30%	0.88%	0.44%
PSF PGIM Government Money Market Class III Shares	-	-	0.00%
Index
Lipper US Government Money Market Index (reflects no deduction for fees, expenses or taxes)	0.25%	0.73%	0.37%

7-Day Yield (as of December 31, 2020)
PSF PGIM Government Money Market Portfolio	0.00%
iMoneyNet Prime Retail Average	0.02%*
*Source: iMoneyNet, Inc. based on 87 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2020.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser
PGIM Investments LLC	PGIM Fixed Income

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM HIGH YIELD BOND PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM High Yield Bond Portfolio was named the “High Yield Bond Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.55%	0.55%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.06%	0.06%
= Total Annual Portfolio Operating Expenses	0.61%	0.86%
- Fee Waiver and/or Expense Reimbursement	(0.04)%	(0.04)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.57%	0.82%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.57% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM High Yield Bond (formerly, High Yield Bond) Class I Shares	$58	$191	$336	$758
PSF PGIM High Yield Bond (formerly, High Yield Bond) Class III Shares	$84	$270	$473	$1,057
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium to lower rated debt investments. Such high-yield/high risk debt investments are often referred to as high-yield bonds or “junk bonds” and are riskier than higher rated bonds.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. The Portfolio may also invest up to 30% of its total assets in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk. From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
11.72%	2nd Quarter 2020	-14.21%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM High Yield Bond Class I Shares	7.11%	9.04%	7.14%
Index
Bloomberg Barclays US High Yield 1% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	6.59%	8.46%	6.70%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Robert Cignarella, CFA	Managing Director and Head of U.S. High Yield for PGIM Fixed Income	May 2014
	PGIM Limited	Robert Spano, CFA, CPA	Principal and a High Yield Portfolio Manager	September 2007
		Ryan Kelly, CFA	Principal and a High Yield Portfolio Manager	February 2012
		Brian Clapp, CFA	Principal and a High Yield Portfolio Manager	May 2013

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Daniel Thorogood, CFA	Principal and a High Yield Portfolio Manager	May 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON GROWTH PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Jennison Growth Portfolio was named the “Jennison Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.60%	0.60%	0.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.02%	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.62%	1.02%	0.87%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Growth (formerly, Jennison) Class I Shares	$63	$199	$346	$774
PSF PGIM Jennison Growth (formerly, Jennison) Class II Shares	$104	$325	$563	$1,248
PSF PGIM Jennison Growth (formerly, Jennison) Class III Shares	$89	$278	$482	$1,073
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 56% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the subadviser believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The subadviser looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The subadviser seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price. Given the subadviser’s selection criteria and proclivity for fast growing companies, the Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions. The subadviser may invest up to 30% of the Portfolio’s assets in foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Growth Index which includes stocks of companies with similar investment objectives. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
35.59%	2nd Quarter 2020	-16.39%	4th Quarter 2018

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Jennison Growth Class I Shares	56.20%	22.86%	18.60%
PSF PGIM Jennison Growth Class II Shares	55.57%	22.37%	18.13%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Spiro “Sig” Segalas	President & CIO	February 1999
		Michael Del Balso	Managing Director	April 2000
		Kathleen A. McCarragher	Managing Director	February 1999
		Blair A. Boyer	Managing Director	May 2019
		Natasha Kuhlkin , CFA	Managing Director	May 2019
		Rebecca Irwin	Managing Director	May 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Jennison Focused Blend Portfolio was named the “Jennison 20/20 Focus Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.75%	0.75%	0.75%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.11%	0.11%	0.11%
= Total Annual Portfolio Operating Expenses	0.86%	1.26%	1.11%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus) Class I Shares	$88	$274	$477	$1,061
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus) Class II Shares	$128	$400	$692	$1,523
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus) Class III Shares	$113	$353	$612	$1,352
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests primarily in equity and equity-related securities, which may range up to 70 US companies that are selected by the Portfolio’s two portfolio managers (approximately 20-35 by each) as having strong capital appreciation potential.
Each portfolio manager is responsible for selecting the securities within his discipline. The growth portfolio manager believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The growth portfolio manager looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The growth portfolio manager seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price. The value portfolio manager seeks investments in companies he believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Index which includes stocks of companies with similar investment objectives. Annual return information is provided for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
24.25%	2nd Quarter 2020	-17.13%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Jennison Focused Blend Class I Shares	30.92%	16.16%	12.78%
PSF PGIM Jennison Focused Blend Class II Shares	30.41%	15.70%	12.34%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	20.96%	15.60%	14.01%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Spiro “Sig” Segalas	President & CIO	February 1999
		Kathleen A. McCarragher	Managing Director	May 2019
		Natasha Kuhlkin, CFA	Managing Director	May 2019
		Rebecca Irwin	Managing Director	May 2019
		Warren N. Koontz, Jr., CFA	Managing Director	September 2014
		Joseph C. Esposito, CFA	Managing Director	May 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF NATURAL RESOURCES PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF Natural Resources Portfolio was named the “Natural Resources Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.45%	0.45%	0.45%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.10%	0.10%	0.10%
+ Acquired Fund (Portfolio) Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.57%	0.97%	0.82%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(0.01)%	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.56%	0.96%	0.81%
(1) The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Natural Resources (formerly, Natural Resources) Class I Shares	$57	$182	$317	$713
PSF Natural Resources (formerly, Natural Resources) Class II Shares	$98	$308	$535	$1,189
PSF Natural Resources (formerly, Natural Resources) Class III Shares	$83	$261	$454	$1,013
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 136% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Portfolio considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity and energy storage; or companies which are substantially engaged in the sectors described above; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation.
Under normal conditions, the Portfolio’s portfolio manager seeks to allocate investments across a range of investment opportunities and businesses in the Agriculture, Energy, Materials and Commodity-Related Industrials sectors. The relative weightings of these sectors in the Portfolio may vary from time to time. The Portfolio invests most of its assets in US and non-US common stocks. Under normal circumstances, the Portfolio allocates its investments among securities of issuers located in at least eight different countries (which may include the US). The Portfolio may also invest in securities issued in initial public offerings (IPOs) and up to 10% of its net assets in securities issued by other investment companies, including exchange-traded funds. The Portfolio’s portfolio manager evaluates the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and the impact on US and non-US macroeconomic indicators like inflation. In addition, the portfolio manager may consider forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes is likely to offer the best investment opportunities.
The portfolio manager seeks to evaluate the degree to which companies’ earnings are linked to commodity price changes, as well as companies’ fundamental value and prospects for growth. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Portfolio may write covered call options on a portion of the stocks held in its portfolio, a strategy that may generate gains from option premiums while potentially limiting the volatility of portfolio returns. The Portfolio may invest in forwards or derivatives such as options, futures contracts, or swap agreements.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of a blended index comprised of 60% MSCI World Energy Index (ND) and 40% MSCI World Materials Index (ND), which the Portfolio’s investment manager believes reflects the Portfolio's investment objective. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.
Note: The Natural Resources Portfolio changed its subadviser and changed its investment policies and strategy effective February 8, 2016. The annual returns prior to February 8, 2016 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
26.29%	4th Quarter 2020	-34.18%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Natural Resources Class I Shares	12.28%	4.96%	-4.40%
PSF Natural Resources Class II Shares	11.82%	4.54%	-4.78%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	16.50%	12.82%	10.48%
PSF Natural Resources Custom Blended Index (reflects no deduction for fees, expenses or taxes)	-13.19%	3.88%	-0.38%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	Allianz Global Investors U.S. LLC	Paul D. Strand, CFA	Director, Senior Research Analyst, and Portfolio Manager	February 2016
		David Finger, CFA	Portfolio Manager	June 2020
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF SMALL-CAP STOCK INDEX PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF Small-Cap Stock Index Portfolio was named the “Small Capitalization Stock Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.35%	0.35%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.05%	0.05%
= Total Annual Portfolio Operating Expenses	0.40%	0.65%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock) Class I Shares	$41	$128	$224	$505
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock) Class III Shares	$66	$208	$362	$810
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index.
The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the holdings and weightings that comprise the Portfolio’s assets are generally based on that of the benchmark S&P SmallCap 600 Index.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
31.17%	4th Quarter 2020	-32.67%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Small-Cap Stock Index Class I Shares	10.99%	12.13%	11.62%
Index
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	11.29%	12.37%	11.92%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	John W. Moschberger, CFA*	Managing Director, Head of Equity Indexing	July 2010
		Edward Louie	Vice President, Portfolio Manager	September 2016
		Edward J. Lithgow, CFA	Vice President, Portfolio Manager	May 2017

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Stacie Mintz, CFA	Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager	February 2021
*Mr. Moschberger announced his intention to retire on in the 4th quarter of 2021.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF STOCK INDEX PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF Stock Index Portfolio was named the “Stock Index Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.29%	0.29%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.31%	0.56%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Stock Index (formerly, Stock Index) Class I Shares	$32	$100	$174	$393
PSF Stock Index (formerly, Stock Index) Class III Shares	$57	$179	$313	$701
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 4% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% its assets (net assets plus any borrowings made for investment purposes) in common stocks of companies that comprise the S&P 500 Index.
The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio managers generally purchase stocks in proportion to their weighting in the S&P 500 Index.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
20.51%	2nd Quarter 2020	-19.67%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Stock Index Class I shares	18.08%	14.93%	13.59%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	John W. Moschberger, CFA*	Managing Director, Head of Equity Indexing	October 1990
		Edward Louie	Vice President, Portfolio Manager	September 2016
		Edward J. Lithgow, CFA	Vice President, Portfolio Manager	May 2017
		Stacie Mintz, CFA	Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager	February 2021
*Mr. Moschberger announced his intention to retire in the 4th quarter of 2021.

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON VALUE PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF PGIM Jennison Value Portfolio was named the “Value Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.40%	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.03%	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.43%	0.83%	0.68%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Value (formerly, Value) Class I Shares	$44	$138	$241	$542
PSF PGIM Jennison Value (formerly, Value) Class II Shares	$85	$265	$460	$1,025
PSF PGIM Jennison Value (formerly, Value) Class III Shares	$69	$218	$379	$847
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, to be within the market capitalization of the Russell 1000® Value Index (measured at the time of purchase). The Portfolio seeks companies that it believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Value Index which includes stocks of companies with similar investment objectives. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
15.96%	2nd Quarter 2020	-26.87%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF PGIM Jennison Value Class I Shares	3.58%	8.93%	8.36%
PSF PGIM Jennison Value Class II Shares	3.15%	8.49%	7.93%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Warren N. Koontz, Jr., CFA	Managing Director	September 2014

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Joseph C. Esposito, CFA	Managing Director	May 2017
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF INTERNATIONAL GROWTH PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF International Growth Portfolio was named the “SP International Growth Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.85%	0.85%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Administration Fees	None	0.15%
+ Other Expenses	0.36%	0.36%
= Total Annual Portfolio Operating Expenses	1.21%	1.61%
- Fee Waiver and/or Expense Reimbursement	(0.20)%	(0.20)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.01%	1.41%
(1) The Manager has contractually agreed to waive 0.019% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2022. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF International Growth (formerly, SP International Growth) Class I Shares	$103	$364	$646	$1,448
PSF International Growth (formerly, SP International Growth) Class II Shares	$144	$488	$857	$1,894
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio invests at least 65% of its total assets in equity and equity-related securities (such as common stock) of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country. The Portfolio may invest anywhere in the world, but generally not the US. The Portfolio primarily invests in securities of non-US growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks primarily for stocks of companies that have above average actual and potential earnings growth over the long-term and strong financial and operational characteristics. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. The Portfolio invests primarily in the securities of large and medium-sized foreign companies, although it may also invest in companies of all sizes.
Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information is provided for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, returns for Class II shares are lower because Class II shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
25.62%	2nd Quarter 2020	-20.35%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF International Growth Class I Shares	32.11%	14.83%	9.19%
PSF International Growth Class II Shares	31.58%	14.35%	8.75%
Index
MSCI EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	William Blair Investment Management, LLC	Simon Fennell	Partner & Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner & Portfolio Manager	January 2014
	Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA*	Managing Director and Portfolio Manager	June 2013
		Elias Cohen, CFA	Managing Director and Portfolio Manager	January 2017
		Thomas Hogan, CFA	Managing Director	January 2021
	Jennison Associates LLC	Mark Baribeau, CFA	Managing Director	May 2012
		Thomas Davis	Managing Director	May 2012
*Mr. Segal has announced his intention to retire on or about June 30, 2021.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF MID-CAP GROWTH PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF Mid-Cap Growth Portfolio was named the “SP Prudential US Emerging Growth Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.60%	0.60%	0.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.07%	0.07%	0.07%
= Total Annual Portfolio Operating Expenses	0.67%	1.07%	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth) Class I Shares	$68	$214	$373	$835
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth) Class II Shares	$109	$340	$590	$1,306
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth) Class III Shares	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of medium-sized US companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Portfolio invests primarily in common stocks of medium-sized US companies which the subadviser, J.P. Morgan Investment Management, Inc., believes are capable of achieving sustained growth. Medium-sized US companies are companies with market capitalizations similar to those within the universe of the Russell® Midcap Growth Index (measured at the time of purchase).

The Portfolio may invest in derivatives as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions that can achieve sustainable growth.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell Midcap Growth Index which includes stocks of companies with similar investment objectives. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.
Note: The SP Prudential U.S. Emerging Growth Portfolio changed its subadviser and changed its investment policies and strategy effective January 28, 2019. All annual returns shown below for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
32.28%	2nd Quarter 2020	-15.99%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Mid-Cap Growth Class I Shares	47.47%	19.04%	14.65%
PSF Mid-Cap Growth Class II Shares	46.90%	18.56%	14.18%
Index
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	11.51%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management, Inc.	Timothy Parton	Managing Director	January 2019
		Felise L. Agranoff	Managing Director	January 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF SMALL-CAP VALUE PORTFOLIO
Note: Prior to the effective date of this prospectus, the PSF Small-Cap Value Portfolio was named the “SP Small-Cap Value Portfolio.”
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	0.90%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.13%
= Total Annual Portfolio Operating Expenses	1.03%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Small-Cap Value (formerly, SP Small-Cap Value) Class I Shares	$105	$328	$569	$1,259
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio may still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The Portfolio seeks to invest in companies that are believed to be undervalued in the marketplace. The Portfolio may invest up to 25% of its assets in foreign securities. Although the Portfolio will invest primarily in publicly traded US securities, including real estate investment trusts (REITs), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Portfolio seeks to meet its investment objective by investing in value opportunities that the subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 2000 Value Index which includes stocks of companies with similar investment objective.

Best Quarter:		Worst Quarter:
31.19%	4th Quarter 2020	-35.97%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Small-Cap Value Class I Shares	1.90%	8.71%	8.87%
Index
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	19.99%	13.64%	11.97%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Goldman Sachs Asset Management, L.P.	Sally Pope Davis	Managing Director	January 2006
		Robert Crystal	Managing Director	March 2006
		Sean A. Butkus, CFA	Managing Director	February 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the Trust and Its Portfolios
This Prospectus provides information about The Prudential Series Fund (the Trust) and its separate Portfolios. Each Portfolio, is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the 1940 Act).
PGIM Investments LLC (PGIM Investments or the Manager), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as overall manager for the Trust. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. The Manager has retained one or more subadvisers (each, a Subadviser) to manage the day-to-day investment of the assets of each Portfolio in a “manager-of-managers” structure. More information about the Manager, each Subadviser and the “manager-of-managers” structure is included in “How the Trust is Managed” later in this Prospectus.
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II and/or Class III shares. Class I and Class III shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Shares of each of the Portfolios may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives & Policies
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, thereby increasing its taxable distributions. The Financial Highlights tables at the end of this Prospectus show each Portfolio's portfolio turnover rate during the past five fiscal years.
Temporary Defensive Investments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets when markets are unstable. In addition, each Portfolio may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions.
PSF PGIM 50/50 BALANCED PORTFOLIO (FORMERLY, Conservative Balanced Portfolio)
The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.
The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. The percentage of the Portfolio’s assets in each category is adjusted depending on expectations regarding the different markets.

Under normal conditions, the subadvisers will invest within the ranges shown below:
PSF PGIM 50/50 Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Equity and equity-related securities	15%	50%	75%
Debt obligations and money market instruments	25%	50%	85%
The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the S&P 500 Index. For more information about the index and index investing, see the investment summary for PSF Stock Index Portfolio included in this prospectus.
In managing the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like S&P Global Ratings (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, the Portfolio may invest in US Government securities issued by other government entities, like Fannie Mae and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
PGIM Fixed Income may invest, under normal circumstances, at least 80% of the fixed income portion of the Portfolio in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high-quality money market instruments. Likewise, PGIM Fixed Income may invest up to 20% of the fixed income portion of the Portfolio in high-yield/high-risk debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). These high-yield or junk bonds are riskier than investment grade securities and are considered speculative. The Portfolio may also invest in instruments that are not rated, but which PGIM Fixed Income believes are of comparable quality to the instruments described above.
The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the US by foreign or US issuers, provided the securities are denominated in US dollars. For these purposes, the Portfolio does not consider American Depositary Receipts (ADRs) as foreign securities.

PGIM Fixed Income may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.
The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 20% of the fixed income portion of the Portfolio may also be invested in Collateralized Debt Obligations, including collateralized loan obligations (CDOs) and other credit-related asset-backed securities.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■
Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■
Purchase and sell exchange-traded funds (ETFs).
■
Forward foreign currency exchange contracts.
■
Purchase securities on a when-issued or delayed-delivery basis.
■
Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
■
Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.
■
Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Trust and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
■
Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
■
Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
■
Illiquid investments.
Depending on the amount of its investment in securities identified in this section, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
The equity portion of the Portfolio is managed by QMA LLC (QMA), and the fixed income and money market portions of the Portfolio are managed by PGIM Fixed Income.

PSF PGIM TOTAL RETURN BOND PORTFOLIO (FORMERLY, DIVERSIFIED BOND PORTFOLIO)
The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds.
The subadviser normally invests at least 70% of the Portfolio’s investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors, such as expected total return, yield, spread and potential for price appreciation, as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return, rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. The subadviser will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.
Investment grade debt securities are those that major rating services, like S&P or Moody’s, have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. The subadviser may also invest up to 30% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which the Portfolio may invest include US Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of Ginnie Mae. In addition, we may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae, which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The subadviser may invest up to 20% of the Portfolio's total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The subadviser may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■
CDOs (including collateralized loan obligations) and other credit-related asset-backed securities. No more than 20% of the Portfolio's net assets may be invested in CDOs. Within this limitation, the Portfolio will primarily invest in CDOs rated AAA or AA by a major rating service.
■
Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■
Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
■
Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
■
Credit-linked securities, which may be linked to one or more underlying credit default swaps.
■
Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
■
Illiquid investments.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM JENNISON BLEND PORTFOLIO (FORMERLY, Equity Portfolio)
The investment objective of this Portfolio is long term growth of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2021, the Russell 1000® Index had a weighted average market capitalization of $446.06 billion and the largest company by market capitalization was $2256.8 billion.
Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”
The Portfolio employs a bottom-up stock selection process, driven by internal, fundamental research. Investment candidates include securities traditionally classified as growth stocks and value stocks, as well as stocks exhibiting characteristics of both investment styles.

The growth portfolio manager believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The growth portfolio manager looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The growth portfolio manager seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.
The value portfolio manager seeks companies that it believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. An ideal value holding might have some or all of the following characteristics: attractive valuation metrics that are unique to that business; high levels of durability and sustainability of the business; good business models that are being mispriced; high returns on assets and/or equity; high free cash flow yields; management teams that are willing to make changes; something operationally wrong that can be fixed or is temporary.
Over a full market cycle, the investment team seeks to outperform the benchmark by investing with a portfolio with earnings growth greater than the index at valuations comparable to that of the index. Although the allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle.
Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the Portfolio do not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
The subadviser may also pursue the following types of investment strategies and/or invest in the following types of securities:
■
Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities of REITs.
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Illiquid investments.
The Portfolio is managed by Jennison Associates LLC (Jennison).
PSF PGIM FLEXIBLE MANAGED PORTFOLIO (FORMERLY, Flexible Managed Portfolio)
The investment objective of this Portfolio is to seek a total return consistent with an aggressively managed diversified portfolio.
The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. The percentage of the Portfolio’s assets in each category is adjusted depending on expectations regarding the different markets.
In managing the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio invests in equity, debt and money market securities—in order to achieve diversification in a single Portfolio. The Portfolio seeks to maintain a more aggressive mix of investments than the PSF PGIM 50/50 Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in an effort to achieve greater appreciation.
Under normal conditions, the subadviser will invest within the ranges set out below:
PSF PGIM Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Equity and equity-related securities	25%	60%	100%
Debt obligations and money market securities	0%	40%	75%
The equity portion of the Portfolio is generally managed under an actively-managed, disciplined and adaptive strategy. Under this strategy, the portfolio managers use a quantitative approach in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index.
The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Portfolio will invest in companies that, in the subadviser’s judgment, will provide either attractive returns relative to the Portfolio’s peers, or are desirable to hold in the Portfolio to manage risk.
The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of Ginnie Mae. In addition, the Portfolio may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
PGIM Fixed Income may invest, under normal circumstances, at least 80% of the fixed income portion of the Portfolio in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high quality money market instruments. Likewise, PGIM Fixed Income may invest up to 20% of the fixed income portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). These high-yield or junk bonds are riskier than investment grade securities and are considered speculative. The Portfolio may also invest in instruments that are not rated, but which PGIM Fixed Income believes are of comparable quality to the instruments described above.
The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities. Up to 20% of the fixed income portion of the Portfolio may also be invested in CDOs, including CLOs, and other credit-related asset backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the US by foreign or US issuers provided the securities are denominated in US dollars. For these purposes, we do not consider ADRs as foreign securities.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The subadviser may also pursue the following types of investment strategies and/or invest in the following types of securities:
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REITs.
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Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell exchange-traded fund shares (ETFs).
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
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Illiquid investments.
Depending on the amount of its investment in securities identified in this section, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
The stock portion of the Portfolio is managed by QMA LLC (QMA), and the fixed income and money market portions of the Portfolio are managed by PGIM Fixed Income.
PSF Global Portfolio (FORMERLY, GLOBAL PORTFOLIO)
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio invests primarily in common stocks (and their equivalents) of foreign and US companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or US common stocks.
The approximate asset allocation as of January 31, 2021, area of geographic focus, and primary investment style for each subadviser are set forth below:
PSF Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair Investment Management, LLC (William Blair)	16.70%	Foreign Equity	Growth-oriented
LSV Asset Management (LSV)	17.62%	Foreign Equity	Value-oriented

PSF Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
Brown Advisory, LLC (Brown Advisory)	32.58%	US Equity	Growth-oriented
T. Rowe Price Associates, Inc. (T. Rowe Price)	32.94%	US Equity	Value-oriented
William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.
LSV employs a proprietary model in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.
Brown Advisory’s Large-Cap Growth Equity Strategy is a concentrated portfolio typically comprising 30-35 securities. The strategy’s investment process is based on fundamental bottom-up research. Brown Advisory seeks to own strong businesses that it believes have the potential to grow their earnings per share over 14% on an annual basis through a full market cycle. Brown Advisory seeks to optimize the portfolio around the upside potential/downside risk of each holding, and allocate capital to those securities with the best risk versus reward profile. Brown Advisory has a disciplined, repeatable process in place and looks to invest where outcomes are skewed heavily in its favor.
T. Rowe Price invests primarily in securities of large companies that T. Rowe Price regards as undervalued. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company's peers, or a company’s own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations. The Portfolio may at times invest significantly in certain sectors, such as the financials sector.
The Portfolio invests its assets primarily in equity and equity related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index. The Portfolio has multiple subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or US equity or equity related securities (for example, one subadviser invests the Portfolio's assets in US equity or equity related securities using a growth approach and the other subadviser invests the Portfolio's assets in US equity or equity related securities using a value approach).
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■
Forward foreign currency exchange contracts.
■
Purchase securities on a when-issued or delayed delivery basis.
■
Short sales against-the-box.
■
Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by William Blair, LSV, Brown Advisory, and T. Rowe Price.

In addition to the subadvisers listed above, each of QMA LLC (QMA), Jennison and PGIM Fixed Income may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.
Although QMA, Jennison and PGIM Fixed Income have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PGIM Investments has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PGIM Investments has no current intention to utilize Jennison or PGIM Fixed Income to provide any Management Services or Advice Services to the Portfolio.
Depending on future circumstances and other factors, however, PGIM Investments, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PGIM Fixed Income to provide Management Services and/or Advice Services to the Portfolio, as applicable.
PSF PGIM Government Income Portfolio (FORMERLY, GOVERNMENT INCOME PORTFOLIO)
The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in US Government securities, which include Treasury securities, obligations issued or guaranteed by US Government agencies and instrumentalities and mortgage-backed securities issued by US Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
US Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of US Government securities will change as interest rates change.
The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in the subadviser’s judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in the subadviser’s judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in US dollars or in foreign currencies which may or may not be hedged to the US dollar. The Portfolio may invest up to 25% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■
Purchase securities on a when issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Forward foreign currency exchange contracts and foreign currency futures contracts.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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The Portfolio may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
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Illiquid investments.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM Government Money Market Portfolio (FORMERLY, GOVERNMENT MONEY MARKET PORTFOLIO)
The investment objective of the Portfolio is the maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Portfolio has a policy to invest, under normal conditions, 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research, which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio invests only in securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Portfolio seeks to invest in securities that present minimal credit risk. The Portfolio may invest significantly in securities with floating or variable rates of interest.
The Portfolio seeks to maintain a stable net asset value of $10.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $10.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.

The Portfolio is managed in compliance with regulations applicable to government money market mutual funds, specifically, Rule 2a-7 under the 1940 Act. The Portfolio will not acquire any security with a remaining maturity exceeding 397 calendar days (as defined by Rule 2a-7 or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations). The Portfolio is required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the US Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the US Government, US Government agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.
The Portfolio will (i) maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and (ii) a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions) of 120 calendar days or less.
The Portfolio complies with the diversification, quality and other requirements of Rule 2a-7. This means that the money market instruments purchased by the Portfolio are limited to securities that the subadviser has determined present minimal credit risks to the Portfolio, based on an analysis of the capacity of the security's issue or guarantor to meet its financial obligations. In addition, a security, at the time of purchase by the Portfolio, must have been determined by the subadviser to present minimal credit risk. If, after purchase, the credit quality of an instrument deteriorates, the Portfolio’s subadviser or the Board of Trustees (the Board) (where required by applicable regulations) will decide whether the instrument should be held or sold. All portfolio instruments purchased by the Portfolio will be denominated in US dollars.
As a “government money market fund” under Rule 2a-7, the Portfolio (1) uses the amortized cost method of valuation to seek to maintain a $10.00 share price, and (2) at the election of the Board, is not subject to a liquidity fee and/or a redemption gate on redemptions which might apply to other types of money market funds in the future should certain triggering events specified in Rule 2a-7 occur. However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Portfolio to impose such fees and gates in the future.
United States Government Obligations. The Portfolio invests in obligations of the US Government and its agencies and instrumentalities directly. Such obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.
Voluntary Yield Support. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $10.00. PGIM Investments may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM High Yield Bond Portfolio (FORMERLY, HIGH YIELD BOND PORTFOLIO)
The investment objective of this Portfolio is a high total return.
The Portfolio invests primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 30% of its total assets in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Common stock, debt securities, convertible debt and preferred stock.
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Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

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Asset-backed securities.
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CDOs, including CLOs, and other credit-related asset-backed securities. No more than 20% of the Portfolio's assets may be invested in CDOs.
■
Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■
Purchase securities on a when-issued or delayed delivery basis.
■
PIK bonds.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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The Portfolio may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
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Illiquid investments.
Depending on the amount of its investment in securities identified in this section, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
Under normal circumstances, the Portfolio may invest in money market instruments.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM Jennison GROWTH Portfolio (FORMERLY, JENNISON PORTFOLIO)
The investment objective of this Portfolio is long-term growth of capital.
The subadviser normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the subadviser believes have above-average growth prospects.
The subadviser believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The subadviser looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The subadviser seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price. Given the subadviser’s selection criteria and proclivity for fast growing companies, the Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions.
In addition to common stocks and preferred stocks, the subadviser may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in the subadviser’s judgment).
The Portfolio may also invest in obligations issued or guaranteed by the US Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options
■
Forward foreign currency exchange contracts.
■
Purchase securities on a when-issued or delayed delivery basis.
■
Short sales against-the-box.
■
Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by Jennison.
PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (FORMERLY, Jennison 20/20 Focus Portfolio)
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20-35 value stocks and approximately 20-35 growth stocks (which may in total range up to 70 stocks) that the portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline
The growth portfolio manager believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The growth portfolio manager looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The growth portfolio manager seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.
The value portfolio manager seeks companies that it believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. An ideal value holding might have some or all of the following characteristics: attractive valuation metrics that are unique to that business; high levels of durability and sustainability of the business; good business models that are being mispriced; high returns on assets and/or equity; high free cash flow yields; management teams that are willing to make changes; something operationally wrong that can be fixed or is temporary.
Due to the Portfolio’s concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 25-30 securities in each strategy (which may range up to 70 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.
Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other non-corporate entities. The subadviser may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the US Government, its agencies and instrumentalities, and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, the Portfolio does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
The Portfolio may hold up to 70 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Equity and/or debt securities issued by REITs.
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase or sell securities on a when-issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The subadviser may also use up to 25% of the Portfolio's net assets for short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Illiquid investments.
The Portfolio is managed by Jennison Associates LLC (Jennison).
PSF Natural Resources Portfolio (FORMERLY, NATURAL RESOURCES PORTFOLIO)
The investment objective of this Portfolio is long-term growth of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Portfolio considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation.
Under normal conditions, the portfolio manager seeks to allocate investments across a range of investment opportunities and businesses in the Agriculture, Energy, Materials and Commodity-Related Industrials sectors. The relative weightings of these sectors in the Portfolio’s portfolio may vary from time to time. The Portfolio invests most of its assets in US and non-US common stocks. Under normal circumstances, the Portfolio allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Portfolio may also invest in securities issued in initial public offerings (IPOs) and up to 10% of its net assets in securities issued by other investment companies, including exchange-traded funds (ETFs).
The Portfolio’s portfolio manager evaluates the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on US and non-US macroeconomic indicators like inflation. In addition, the portfolio manager may consider forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes is likely to offer the best investment opportunities. The portfolio manager seeks to evaluate the degree to which companies’ earnings are linked to commodity price changes, as well as companies’ fundamental value and prospects for growth.
In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Portfolio may write covered call options on a portion of the stocks held in its portfolio, a strategy that may generate gains from option premiums while potentially limiting the volatility of portfolio returns.
The Portfolio will not change its policy to invest at least 80% of its net assets in equity securities of companies that are associated with natural resources unless it provides 60 days prior written notice to contract owners.
The Portfolio is managed by Allianz Global Investors U.S. LLC.
PSF SMALL-CAP STOCK INDEX PORTFOLIO (FORMERLY, Small Capitalization Stock Portfolio)
The investment objective of this Portfolio is long-term growth of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
The subadviser attempts to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization US stocks. Because the holdings and weightings that comprise the Portfolio’s assets are generally based on that of the benchmark S&P SmallCap 600 Index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.
The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 29, 2021, the S&P SmallCap 600 Index stocks had an average market capitalization of $1.345 billion and the largest company by market capitalization had a capitalization of $21.2 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.
The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.
The subadviser attempts to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
The subadviser may also use alternative investment strategies including derivatives, to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by QMA LLC (QMA).
PSF STOCK INDEX PORTFOLIO (FORMERLY, Stock Index Portfolio)
The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in S&P 500 Index stocks. The subadviser will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
To achieve the Portfolio’s objective, the subadviser uses the performance of the S&P 500 Index. The subadviser aims to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, the subadviser attempt to invest in all 500 companies represented in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.
To manage investments and redemptions in the Portfolio, the subadviser may temporarily hold cash or invest in high-quality money market instruments. To the extent the subadviser does so, the Portfolio's performance will differ from that of the S&P 500 Index. The subadviser attempts to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
The subadviser may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by QMA LLC (QMA).
PSF PGIM JENNISON VALUE PORTFOLIO (FORMERLY, Value Portfolio)
The investment objective of this Portfolio is to seek capital appreciation.

The subadviser will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, within the market capitalization of the Russell 1000® Value Index. As of January 31, 2021, the Russell 1000® Value Index had a weighted average market capitalization of $133.7 billion, and the largest company by market capitalization was $1238.65 billion.
The portfolio manager seeks companies that he believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. An ideal holding might have some or all of the following characteristics: attractive valuation metrics that are unique to that business; high levels of durability and sustainability of the business; good business models that are being mispriced; high returns on assets and/or equity; high free cash flow yields; management teams that are willing to make changes; something operationally wrong that can be fixed or is temporary. The subadviser may also buy equity-related securities—like bonds, corporate notes and preferred stock—that can be converted into a company’s common stock, the cash value of common stock or some other equity security.
The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolio: (1) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (2) a more attractive portfolio candidate emerges; (3) our investment thesis is invalidated by subsequent events; or (4) a company trades below our downside price target.
Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, the subadviser usually invests in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by S&P or Ca by Moody's. These securities are considered speculative and are often referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which the subadviser believes are of comparable quality to the instruments described above.
Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
Up to 25% of the Portfolio's total assets may be invested in securities issued by REITs.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell exchange traded funds and foreign currencies.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments.

The Portfolio is managed by Jennison Associates LLC (Jennison).
PSF INTERNATIONAL GROWTH PORTFOLIO (FORMERLY, SP International Growth Portfolio)
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio invests primarily in equity and equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.
The Portfolio primarily invests in securities of non-US growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio invests at least 65% of its total assets in the equity and equity-related securities of foreign companies in at least five foreign countries, which may include countries in emerging markets. The Portfolio may invest anywhere in the world, but generally not the US.
Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
William Blair Segment. In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics and compares the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.
Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.
In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.
Neuberger Berman Segment. In picking stocks, Neuberger Berman looks for what it believes to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. Neuberger Berman also considers the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions. Neuberger Berman follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.
Jennison Segment. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
Jennison's investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies.
Jennison also considers the competitive landscape, including a company's current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.
Jennison likewise assesses a company's ability to execute its business strategy-factors considered may include the company's financial flexibility, capital resources, and the quality of its management.
Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.
Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process.
Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock's volatility exposure or for other reasons.
The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's or S&P, or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options. Other types of derivatives in which the Portfolio may invest include participation notes (P-Notes) or Low Exercise Price Warrants (LEPWs) or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks or equity.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Borrow up to 33% of the value of the Portfolio's total assets.

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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Illiquid investments.
This Portfolio is managed by William Blair, Neuberger Berman, and Jennison. As of January 31, 2021, William Blair managed approximately 35.03% of the Portfolio’s assets, Neuberger Berman managed approximately 33.63% of the Portfolio’s assets, and Jennison managed approximately 31.34% of the Portfolio’s assets.
PSF MID-CAP GROWTH PORTFOLIO (FORMERLY, SP Prudential U.S. Emerging Growth Portfolio)
The investment objective of this Portfolio is long-term capital appreciation.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of medium-sized US companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Portfolio invests primarily in common stocks of medium-sized US companies which the subadviser, believes are capable of achieving sustained growth. medium-sized US companies are companies with market capitalizations similar to those within the universe of the Russell® Midcap Growth Index (measured at the time of purchase).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions that can achieve sustainable growth.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
The Portfolio is managed by J.P. Morgan Investment Management, Inc.
PSF SMALL-CAP VALUE PORTFOLIO (FORMERLY, SP Small-Cap Value Portfolio)
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners.
The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2021, the weighted average market capitalization of the Russell 2000 Value Index was approximately $2.958 billion, and the largest company measured by market capitalization had a capitalization of $21.190 billion. The Portfolio may invest up to 25% of its assets in foreign securities. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio may still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, the subadviser uses what is known as a value investment style.

Goldman Sachs Asset Management, L.P. (GSAM)’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; (3) considering a wide range of factors as part of the fundamental investment process, which may include integrating environmental, social and governance (ESG) factors with traditional fundamental factors; and (4) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. No one factor or consideration is determinative in the stock selection process. The subadviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the subadviser’s outlook based on subsequent events, the subadviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.
Price and Prospects.
All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.
Uncertainty creates opportunity.
Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.
Avoiding “value traps.”
GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase securities on a when-issued or delayed delivery basis.
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Forward foreign currency exchange contracts.
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Repurchase agreements.
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Equity and/or debt securities of REITs.
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Private Investments in Public Equity “PIPES.”
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Illiquid investments.
The Portfolio is managed by Goldman Sachs Asset Management, L.P. (GSAM).

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)— Each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.

Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the seller will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership ofunderlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approvalfor new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's (other than the PSF PGIM Government Money Market Portfolio) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the PSF PGIM Government Money Market Portfolio were to exceed the 5% limit, the subadviser(s) would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated short-term bond funds and/or money market funds. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, or for defensive purposes. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser(s).
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investorsreceive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio's assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets when markets are unstable. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the PSF PGIM Government Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that PSF Small-Cap Value Portfolio may borrow up to 33% of its total assets); lends its securities; and holds illiquid investments (a Portfolio may hold up to 15% of its net assets in illiquid investments, which may include securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If a Portfolio were to exceed this limit, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).
The PSF PGIM Government Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid investments (the Portfolio may hold up to 5% of its net assets in illiquid investments, which may include securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the subadviser would take prompt action to reduce the Portfolio's holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

PRINCIPAL RISKS
An investment or type of security specifically identified in this prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors;

and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange-Traded Funds (ETF) Risk. Unless otherwise indicated as a part of a Portfolio’s principal investment strategy, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities.

The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Income Risk. Because a Portfolio can only distribute what it earns, a Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds.
Index Tracking Risk. Although a Portfolio may seek to track the performance and/or holdings and weightings of an index as closely as possible (i.e., achieve a high degree of correlation with the index), the Portfolio’s return and/or holdings may not match or achieve a high degree of correlation with the returns and/or holdings of the index because of operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. A Portfolio incurs fees and expenses while its index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when a Portfolio rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for a Portfolio investing in foreign securities. The performance of a Portfolio and the index may vary because of differences between the Portfolio’s portfolio and the index due to legal restrictions, costs or liquidity restraints. The risk of variance between the performance of a Portfolio and the index it tracks may be heightened during periods of market volatility or other unusual market conditions. In addition, a Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and to pay expenses.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in a Subadviser.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the PSF PGIM Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board of Trustees (the Board) oversees the actions of PGIM Investments LLC (PGIM Investments or the Manager), the Subadvisers and the distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Trust. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager and administrator to investment companies since 1987. As of January 31, 2021, PGIM Investments served as the investment manager to all of the Prudential US and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $360.9 billion.
The Trust’s Investment Management Agreement, on behalf of each Portfolio, with PGIM Investments (the Management Agreement), provides that PGIM Investments will furnish each Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolio. PGIM Investments must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
PGIM Investments has engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. PGIM Investments is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. PGIM Investments and the Trust have obtained exemptive orders from the SEC that permit PGIM Investments, subject to approval by the Board, to hire or change subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. The exemptive orders (which are similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) are intended to facilitate the efficient supervision and management of the subadvisers by PGIM Investments and the Board. If there is more than one subadviser for a Portfolio, PGIM Investments will determine the division of the assets for that Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as PGIM Investments deems appropriate. PGIM Investments, in its sole discretion, may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, PGIM Investments may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
A discussion regarding the basis for the Board's approval of the Trust's Management Agreement and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Trust's annual report (for agreements approved during the six-month period ended December 31).
INVESTMENT MANAGEMENT FEES
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to PGIM Investments during 2020:
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	0.55%

PSF PGIM Total Return Bond (formerly, Diversified Bond)	0.40%

PSF PGIM Jennison Blend (formerly, Equity)	0.45%

PSF PGIM Flexible Managed (formerly, Flexible Managed)	0.60%

PSF Global (formerly, Global)	0.71%

PSF PGIM Government Income (formerly, Government Income)	0.40%

PSF PGIM Government Money Market (formerly, Government Money Market)	0.17%

PSF PGIM High Yield Bond (formerly, High Yield Bond)	0.51%

PSF PGIM Jennison Growth (formerly, Jennison)	0.60%

PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	0.75%

PSF Natural Resources (formerly, Natural Resources)	0.44%

PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	0.35%

PSF Stock Index (formerly, Stock Index)	0.29%

PSF PGIM Jennison Value (formerly, Value)	0.40%

PSF International Growth (formerly, SP International Growth)	0.65%

PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	0.60%

PSF Small-Cap Value (formerly, SP Small-Cap Value)	0.90%
INVESTMENT SUBADVISERS
Each Portfolio of the Trust has one or more subadvisers providing the day-to-day investment management of the Portfolio. PGIM Investments pays each subadviser out of the fee that PGIM Investments receives from the Trust. Descriptions of each subadviser are set out below:
Brown Advisory, LLC (Brown Advisory) is located at 901 South Bond Street, Suite 400, Baltimore, Maryland, 21231, and is an investment adviser registered with the SEC. The firm, together with its affiliates, has approximately $109 billion in assets under management and administration as of December 31, 2020.
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2020, Jennison managed in excess of $224.2 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2020, J.P. Morgan and its affiliated companies had approximately $2.3 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of December 31, 2020, PGIM had approximately $1.5 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $968 billion in assets under management as of December 31, 2020, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2020, PGIM Limited managed approximately $67.9 billion in assets.

* PGIM Fixed Income’s assets under management includes PGIM Limited’s assets under management listed above.
QMA LLC (QMA) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors in 1975.As of December 31, 2020, QMA managed approximately $120.3 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Allianz Global Investors U.S. LLC (AllianzGI US) is a registered investment adviser located at 1633 Broadway, New York, New York 10019. As of December 31, 2020, AllianzGI US had approximately $127.3 billion in assets under management.
Goldman Sachs Asset Management, L.P. (GSAM)has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (Goldman Sachs). As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.9 trillion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.
LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of a proprietary model. As of December 31, 2020, LSV had approximately $104.33 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.
Neuberger Berman Investment Advisers LLC (NBIA). Is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (Neuberger Berman). As of December 31, 2020, NBIA and its affiliates managed approximately $405 billion in assets. NBIA's address is 1290 Avenue of the Americas, New York, New York 10104.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $1.47 trillion in assets as of December 31, 2020. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
William Blair Investment Management, LLC (William Blair). William Blair is an independent investment management firm and is affiliated with William Blair & Company, LLC, a 100% active-employee owned firm founded in 1935. As of December 31, 2020, William Blair managed approximately $70 billion in assets. William Blair's address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
PSF PGIM 50/50 Balanced Portfolio (formerly, Conservative Balanced Portfolio) and PSF PGIM Flexible Managed Portfolio (formerly, Flexible Managed Portfolio)
Equity Segments. QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio manager and analysts. John Moschberger, Stacie Mintz, Edward Keon Jr. and Joel Kallman are the members of QMA's portfolio management team jointly and primarily responsible for the day-to-day management of the equity portion and asset allocation of the PSF PGIM 50/50 Balanced Portfolio.
John W. Moschberger, CFA, is a Managing Director and Head of Equity Indexing for QMA. In this capacity, he is responsible for portfolio management, trading, analysis and research. He also oversees a team of investment professionals. Prior to joining QMA, John worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in finance from the University of Delaware, an MBA from Fairleigh Dickinson University.
Edward F. Keon Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Stacie L. Mintz, CFA,is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Edward Keon Jr., Joel Kallman and Stacie Mintz are jointly and primarily responsible for the day-to-day management of the equity portion and asset allocation of the Portfolio. Their backgrounds are discussed above.
Fixed Income Segments. Richard Piccirillo, Michael J. Collins, CFA, Gregory Peters and Lindsay Rosner, CFA of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the fixed income segments of the Portfolios.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Lindsay Rosner, CFA, is Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Her primary responsibilities are supporting our efforts in managing multi-sector portfolios across several mandates, including Core, Core Plus, and Core Conservative, both intermediate and long duration. Prior to joining the Firm in 2012, Ms. Rosner worked for Barclays Capital (and prior to that, Lehman Brothers) in New York City where she was a convertible bond trader, working with both hedge fund and traditional money management clients. Ms. Rosner is a graduate of Princeton University. She received a BA from the Woodrow Wilson School of Public and International Affairs. Ms. Rosner holds the Chartered Financial Analyst (CFA) designation.
PSF PGIM Total Return Bond Portfolio (formerly, Diversified Bond Portfolio)
Michael J. Collins, CFA, Richard Piccirillo, Robert Tipp and Gregory Peters of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the Portfolio.
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
PSF PGIM Jennison Blend Portfolio (formerly, Equity Portfolio)
Spiros “Sig” Segalas, Blair A. Boyer, Kathleen A. McCarragher, Natasha Kuhlkin, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA from Princeton University, after which he served as an officer in the US Navy.
Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA in philosophy from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Flexible Managed Portfolio (formerly, Flexible Managed Portfolio)
QMA Segment. Edward F. Keon Jr., Joel M. Kallman and Stacie L. Mintz are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by QMA.
Edward F. Keon Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Fixed Income Segment. Richard Piccirillo, Michael J. Collins, CFA, Gregory Peters and Lindsay Rosner, CFA, of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the fixed income segment of the Portfolio.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Lindsay Rosner, CFA, is Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Her primary responsibilities are supporting our efforts in managing multi-sector portfolios across several mandates, including Core, Core Plus, and Core Conservative, both intermediate and long duration. Prior to joining the Firm in 2012, Ms. Rosner worked for Barclays Capital (and prior to that, Lehman Brothers) in New York City where she was a convertible bond trader, working with both hedge fund and traditional money management clients. Ms. Rosner is a graduate of Princeton University. She received a BA from the Woodrow Wilson School of Public and International Affairs. Ms. Rosner holds the Chartered Financial Analyst (CFA) designation.
PSF Global Portfolio (formerly, Global Portfolio)
PGIM Investments.  Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities.  Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG).  Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans.  In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX.  He is a CFA charter holder and a member of the CFA Society New York.
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth, International Small Cap Growth, and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders, International Growth, and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
LSV Segment. Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, Greg Sleight and Guy Lakonishok are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by LSV since December 2005.
Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 43 years of investment and research experience.
Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 28 years of investment and research experience.
Puneet Mansharamani, CFA, has served as a Senior Quantitative Analyst of LSV since 2000, and a Partner and Portfolio Manager since January 2006. He has more than 21 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 14 years of investment experience.
Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 19 years of investment experience.
Brown Advisory Segment. Kenneth M. Stuzin, CFA. Mr. Stuzin is a Partner at Brown Advisory and is responsible for managing the Brown Advisory Large-Cap Growth Strategy. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a US Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative portfolio strategist in New York, where he advised clients on capital market issues and strategic asset allocation decisions. Mr. Stuzin is a graduate of Columbia University, receiving a BA in 1986, followed by an MBA from the University in 1993. Mr. Stuzin was hired to manage Brown Advisory’s US Large-Cap Growth Equity strategy and to build upon and grow the investment process into what it is today.
T. Rowe Price Segment. Heather K. McPherson, Mark S. Finn and John D. Linehan are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by T. Rowe Price.
Heather K. McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. She is co-portfolio manager for the Institutional US Large-Cap Value Equity Fund and associate portfolio manager for the Equity Income Fund in the U.S. Equity Division. Heather is also a vice president and Investment Advisory Committee member of the Growth & Income, Large-Cap Core, Mid-Cap Value, Equity Income, New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a BS in managerial economics from the University of California-Davis and an MBA from Duke University, The Fuqua School of Business.

Mark S. Finn is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Institutional Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income, New Era, Capital Opportunity, and Mid-Cap Value Funds and is a vice president of the Balanced Fund. From 2005 to 2009, Mark was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price’s Fixed Income Division, where he also covered utilities and power generation. From 1998 to 2001, Mark worked with the T. Rowe Price recovery strategy team, where he evaluated financially distressed companies. Mark began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services and as the principal accounting officer for the T. Rowe Price realty income strategies. Prior to joining the firm, he had five years of auditing experience with PriceWaterhouse LLP, where he worked on engagements for both public and private companies. Mark earned a B.S. from the University of Delaware and has earned the Chartered Financial Analyst designation. He is also a certified public accountant.
John D. Linehan is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control. From February 2010 to June 2014, John was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the U.S. Value Fund. John joined the firm in 1998 and has nine years of previous investment experience. Previously, he worked at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.
QMA Segment. Edward F. Keon Jr., Marcus M. Perl and Joel M. Kallman are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by QMA.
Edward F. Keon Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
PSF PGIM Government Income Portfolio (formerly, Government Income Portfolio)
Craig Dewling, Robert Tipp, Mick Meyler, Scott Donnelly, and Gary Wu of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the Portfolio.

Craig Dewling is the Deputy Chief Investment Officer and Head of Multi-Sector, Liquidity and Strategy at PGIM Fixed Income. As Deputy CIO, Mr. Dewling has broad oversight related to trading processes and policies for the firm. In addition, he has portfolio management oversight for multi-sector, core conservative, Japan core bond, global rates, mortgages, insurance strategies, money market strategies and liability-driven investing. Mr. Dewling is also responsible for management of the firm's macroeconomic research and oversees the firm's chief investment strategist. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for the Firm's proprietary accounts, specializing in U.S. Treasuries and agencies. Mr. Dewling joined the Firm in 1987 in the Securities Systems Group. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Mick Meyler is a Principal for PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interestrate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and assists with managing overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Salesrole at Lehman Brothers. Mr. Meyler received an BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago.
Scott Donnelly, CFA, is a Vice President and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm’s Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.
Gary Wu, CFA is a Principal and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing U.S. Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager onPGIM Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income’s quantitative research group.Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.
PSF PGIM High Yield Bond Portfolio (formerly, High Yield Bond Portfolio)
The Portfolio is managed by the High Yield Team at PGIM Fixed Income. The Team is headed by Robert Cignarella and also includes portfolio managers Robert Spano, Ryan Kelly, Brian Clapp and Daniel Thorogood, who are jointly and primarily responsible for the day-to-day management of the Portfolio.

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior credit analyst in the Credit Research Group covering a number of high yield sectors including automotive, finance, energy, technology, telecom and power. During his tenure at PGIM Fixed Income he participated in a number of restructurings and workouts. Prior to joining the Firm in 2002, Mr. Kelly was a senior credit analyst at Muzinich & Company and an investment banker at PNC Capital Markets where he worked on high yield, mergers and acquisition and private placement transactions. Mr. Kelly began his career in investment banking at Chase Securities, where he specialized in project finance and mergers & acquisitions for the global power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.
Brian Clapp, CFA is a Principal and a high yield portfolio manager for PGIM Fixed Income's U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.
Daniel Thorogood, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.
PSF PGIM Jennison Growth Portfolio (formerly, Jennison Portfolio)
Michael A. Del Balso, Spiros “Sig” Segalas, Kathleen A. McCarragher, Blair A. Boyer, Natasha Kuhlkin, CFA, and Rebecca Irwin are jointly and primarily responsible for the day-to-day management of the Portfolio.

Michael A. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia University.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA from Princeton University, after which he served as an officer in the US Navy.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University, and she holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Jennison Focused Blend Portfolio (formerly, Jennison 20/20 Focus Portfolio)
Spiros “Sig” Segalas, Kathleen A. McCarragher, Natasha Kuhlkin, CFA, and Rebecca Irwin are the portfolio managers for the growth portion of the Portfolio, and Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA are the portfolio managers for the value portion of the Portfolio.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA from Princeton University, after which he served as an officer in the US Navy.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF Natural Resources Portfolio (formerly, Natural Resources Portfolio)
The portfolio managers from AllianzGI US primarily responsible for the day-to-day management of the Portfolio are Paul D. Strand, CFA and David Finger, CFA.
Mr. Strand is a portfolio manager, a senior research analyst and a director with AllianzGI US, which he joined in 2003. He is sector head of the U.S. Resources Team and is responsible for analytical coverage of integrated oil, oil and gas production, refiners and oil services within the energy sector. Mr. Strand has 22 years of investment-industry experience. He was previously a portfolio analyst at Dain Rauscher and a senior equity analyst at Advantus Capital Management, where he covered the energy and consumer-staples sectors. Before joining the investment industry, Mr. Strand was an officer and aviator in the US Navy. He has a BS in aerospace engineering from the University of Minnesota and an MBA from National University. Mr. Strand is a CFA charterholder.
David Finger is a Senior Portfolio Manager Thematic Equity at Allianz Global Investors. He joined Allianz Global Investors’ Global Graduate Programme in 2006 and became part of the European Research department in 2008 after working as an executive assistant to the Global CIO for some time. In his time with the firm he started with research coverage focusing on Materials sector and assumed responsibility as a Portfolio Manager thereafter. Currently he is responsible for Metals & Mining strategies and the Allianz Smart Energy fund. David holds a diploma from the University of Passau, Germany in International Cultural and Business Studies. He also performed additional coursework at Universidad Católica de Córdoba in Argentina. Moreover, he is a CFA Charterholder.

PSF Small-Cap Stock Index Portfolio (formerly, Small Capitalization Stock Portfolio)
QMA typically follows a team approach in the management of the Portfolio. John W. Moschberger, Edward Louie and Edward J. Lithgow are jointly and primarily responsible for the day-to-day management of the Portfolio.
John W. Moschberger, CFA, is a Managing Director and Head of Equity Indexing for QMA. In this capacity, he is responsible for portfolio management, trading, analysis and research. He also oversees a team of investment professionals. Prior to joining QMA, John worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in finance from the University of Delaware and an MBA from Fairleigh Dickinson University.
Edward Louie is a Vice President and Portfolio Manager for QMA working within the Equity Indexing team. In this capacity, he is responsible for portfolio management, trading, analysis and research. Prior to his current role, he served as an Analyst for QMA’s Equity Indexing and Value strategies. Ed earned a BA in economics from Stony Brook University and an MBA in accounting from Baruch College.
Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, trading, analysis and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows and conducting performance attribution and risk analysis. He also traded equities, currencies and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.
Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
PSF Stock Index Portfolio (formerly, Stock Index Portfolio)
QMA typically follows a team approach in the management of the Portfolio. John W. Moschberger, Edward Louie and Edward J. Lithgow are jointly and primarily responsible for the day-to-day management of the Portfolio.
John W. Moschberger, CFA, is a Managing Director and Head of Equity Indexing for QMA. In this capacity, he is responsible for portfolio management, trading, analysis and research. He also oversees a team of investment professionals. Prior to joining QMA, John worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in finance from the University of Delaware, and an MBA from Fairleigh Dickinson University.
Edward Louie is a Vice President and Portfolio Manager for QMA working within the Equity Indexing team. In this capacity, he is responsible for portfolio management, trading, analysis and research. Prior to his current role, he served as an Analyst for QMA’s Equity Indexing and Value strategies. Ed earned a BA in economics from Stony Brook University and an MBA in accounting from Baruch College.
Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, trading, analysis and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows and conducting performance attribution and risk analysis. He also traded equities, currencies and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.

Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
PSF PGIM Jennison Value Portfolio (formerly, Value Portfolio)
Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA, are jointly and primarily responsible for the day-to-day management of the Portfolio.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF International Growth Portfolio (formerly, SP International Growth Portfolio)
PGIM Investments.  Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities.  Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG).  Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans.  In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX.  He is a CFA charter holder and a member of the CFA Society New York.
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth, International Small Cap Growth, and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders, International Growth, and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
Neuberger Berman Segment. Benjamin Segal, CFA, Elias Cohen, CFA, and Thomas Hogan, CFA are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Neuberger Berman.
Benjamin Segal, CFA. Mr. Segal, Managing Director, joined Neuberger Berman in 1998. Mr. Segal is a Portfolio Manager for Neuberger Berman’s Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an assistant portfolio manager in global equities. Prior to that, he was a management consultant with Bain & Company. He also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a BA from Jesus College, Cambridge University, an MA from the University of Pennsylvania, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation.
Note: Mr. Segal has announced his intention to retire on or about June 30, 2021.
Elias Cohen, CFA, Managing Director, joined Neuberger Berman in 2000. Mr. Cohen is a Portfolio Manager for the International Select strategy and a Senior Research Analyst on the Global Equity team covering Consumer Discretionary, Telecoms and IT. He earned a BA from Colby College and an MBA from New York University, the Stern School of Business, where he graduated with a specialization in Business Strategy. Elias has also been awarded the Chartered Financial Analyst designation.

Thomas Hogan, CFA, Managing Director, joined the firm in 2011. Thomas is an Associate Portfolio Manager on the International Equity team. Prior to joining the firm, he was an equity research analyst with Allianz Global Investors Capital, where he covered the financial services and healthcare sectors. Before that, he was an equity research associate with William Blair & Company, LLC. He began his career with Ibbotson Associates, where he was a senior consultant managing asset allocation-based projects for financial services firms. Thomas received an MBA from the University of Pennsylvania’s Wharton School and a BA from the University of Notre Dame.
Jennison Segment. Mark Baribeau and Thomas Davis are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Jennison and have final authority over all aspects of the segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Mark Baribeau, CFA, is a Manager Director, the Head of Global Equity, and a global equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for more than 21 years, where he was a global equity and large cap growth portfolio manager. Prior to his tenure at Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA in economics from the University of Vermont, an MA from the University of Maryland, and he holds the Chartered Financial Analyst (CFA) designation. Mr. Baribeau is a member of CFA Society Boston and the National Association of Business Economists.
Thomas Davis, is a Managing Director and a global equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis as a research analyst. Prior to that, Mr. Davis was a global equity research analyst at Putnam Investments. He earned a BA in economics from Dartmouth College and an MBA from Duke University.
The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF Mid-Cap Growth Portfolio (formerly, SP Prudential U.S. Emerging Growth Portfolio)
Tim Parton and Felise Agranoff of J.P. Morgan are jointly and primarily responsible for the day-to-day management of the Portfolio.
Timothy Parton, managing director, is a portfolio manager in the US Equity Group. An employee since 1986, Timothy has managed a variety of small and mid cap portfolios. He has been managing the US Midcap Growth strategy, which includes the JPMorgan Midcap Growth Fund, since November 2001; and the Growth Advantage Strategy since its inception in September 2005. In addition, he is a co-portfolio manager on the Equity Focus Strategy. Timothy holds a BSc in economics and accounting from the University of Bristol in England. He is a member of the New York Society of Security Analysts and is a CFA charterholder.
Felise L. Agranoff, managing director, is a research analyst and portfolio manager in the US Equity Group. An employee since 2004, Felise focuses on the energy, industrials and financials sectors. She is a co-portfolio manager on the JPMorgan Mid Cap Growth Strategy and is also a co-portfolio manager on the Small Cap Growth Strategy. She joined the Growth team as a research analyst in 2006 and previously worked on the US Equity Large Cap fundamental research team. Felise obtained a BS in finance and accounting from the McIntire School of Commerce at the University of Virginia and is a CFA charterholder.
PSF Small-Cap Value Portfolio (formerly, SP Small-Cap Value Portfolio)
GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM jointly and primarily responsible for the day-to-day management of the Portfolio are Sally Pope Davis, Robert Crystal, and Sean Butkus.

Sally Pope Davis, Managing Director; Portfolio Manager. Sally is a Portfolio Manager for the US Small Cap Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value, Small/Mid Cap Value and Small/Mid Cap Equity strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 40 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and earned her MBA from the University of Chicago Graduate School of Business.
Robert Crystal, Managing Director; Portfolio Manager. Rob is a portfolio manager on the US Small Cap Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy and Small/Mid Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 24 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.
Sean A. Butkus, CFA Managing Director; Portfolio Manager. Sean is a Portfolio Manager on the US Small Cap Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm's Small/Mid Cap Value and Small/Mid Cap Equity strategies. Sean joined Goldman Sachs Asset Management in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division's management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 26 years of industry experience. He earned a BS in Natural Science and Accounting from Muhlenberg College, an MBA in Finance from the Wharton School of Business at the University of Pennsylvania and is a CFA® charterholder.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
PURCHASING and redeeming PORTFOLIO shares
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares and/or Class III shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I and Class III shares are sold to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a Prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Class I, Class II and Class III shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II and Class III shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the applicable Class. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios and Classes.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
The PSF International Growth Portfolio (International Growth Portfolio) may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized algorithmic asset transfer programs. Under these algorithmic asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time will cause Participating Insurance Companies to transfer some or all of such contract owner's account value to certain fixed income Portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like such fixed income Portfolios.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Manager or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the Manager or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds. As such, transfers could also adversely affect a Portfolio’s risk profile or expenses.
The operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended, which could adversely affect performance.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on market events or conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the PSF PGIM Government Money Market Portfolio will ordinarily remain at $10.00 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities held by the PSF PGIM Government Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the PSF PGIM 50/50 Balanced Portfolio and PSF PGIM Flexible Managed Portfolio are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the PSF PGIM Government Money Market Portfolio, and except as discussed above for the PSF PGIM 50/50 Balanced Portfolio and PSF PGIM Flexible Managed Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
DISTRIBUTOR & DISTRIBUTION ARRANGEMENTS. Prudential Investment Management Services LLC (PIMS) serves as the distributor for the shares of each Portfolio under a Distribution Agreement with the Trust. PIMS is an affiliate of PGIM Investments. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.
The Trust has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Class II and Class III shares of each Portfolio (the 12b-1 Plan). Under the 12b-1 plan, Class II and Class III of each Portfolio pay to PIMS a distribution (12b-1) fee at the annual rate of 0.25% of the average daily net assets of the applicable Class. This fee pays for distribution services for Class II shares and Class III shares as applicable. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II or Class III shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution fee. Class I and Class III shares do not have an administration fee.

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and its affiliates, including a subadviser or PIMS, may compensate affiliates of PGIM Investments, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the subadviser, or PIMS, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', the subadviser's or PIMS’ participation. These payments or reimbursements may not be offered by the, subadviser, or PIMS, and the amounts of such payments may vary between and among PGIM Investments, the subadviser and PIMS depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
INTRODUCTION
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares, Class II and Class III shares as applicable for the periods indicated.
The financial highlights for the fiscal year ended December 31, 2020 are derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers, the Trust’s independent registered public accounting firm, for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust’s prior independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.
PSF PGIM 50/50 Balanced Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$31.40	$26.50	$27.17	$24.18	$22.54
Income (Loss) From Investment Operations:
Net investment income (loss)	0.50	0.59	0.53	0.45	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.09	4.31	(1.20)	2.54	1.20
Total from investment operations	3.59	4.90	(0.67)	2.99	1.62
Capital Contributions	—	—(b)(c)	—(b)(c)	—	0.02(d)
Net Asset Value, end of Year	$34.99	$31.40	$26.50	$27.17	$24.18
Total Return(e)	11.43%	18.49%(f)	(2.47)%(f)	12.37%	7.28%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,710	$2,597	$2,370	$2,595	$2,473
Average net assets (in millions)	$2,540	$2,506	$2,535	$2,535	$2,487
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.58%	0.59%	0.59%	0.58%	0.58%
Expenses before waivers and/or expense reimbursement	0.58%	0.59%	0.59%	0.58%	0.58%
Net investment income (loss)	1.58%	2.02%	1.94%	1.75%	1.79%
Portfolio turnover rate(i)	75%	90%	101%	136%	185%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.19%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Total Return Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.55	$13.12	$13.14	$12.28	$11.64
Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.49	0.45	0.42	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	0.94	(0.48)	0.44	0.21
Total from investment operations	1.23	1.43	(0.03)	0.86	0.64
Capital Contributions	—	—	0.01(b)	—	—(c)(d)
Net Asset Value, end of Year	$15.78	$14.55	$13.12	$13.14	$12.28
Total Return(e)	8.45%	10.90%	(0.15)%(f)	7.00%	5.50%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,293	$1,190	$1,123	$1,145	$1,105
Average net assets (in millions)	$1,235	$1,166	$1,132	$1,123	$1,121
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.43%	0.44%	0.44%	0.44%	0.44%
Expenses before waivers and/or expense reimbursement	0.43%	0.44%	0.44%	0.44%	0.44%
Net investment income (loss)	2.99%	3.53%	3.44%	3.28%	3.52%
Portfolio turnover rate(i)	35%	48%	51%	71%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(d)	Amount rounds to zero.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.
(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Blend Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$63.18	$49.02	$51.52	$40.96	$39.47
Income (Loss) From Investment Operations:
Net investment income (loss)	0.53	0.66	0.53	0.41	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	17.79	13.50	(3.07)	10.15	1.07
Total from investment operations	18.32	14.16	(2.54)	10.56	1.45
Capital Contributions	—	—(b)(c)	0.04(b)	—	0.04(d)
Net Asset Value, end of year	$81.50	$63.18	$49.02	$51.52	$40.96
Total Return(e)	29.00%	28.89%(f)	(4.85)%(g)	25.78%	3.78%(h)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,672	$4,711	$3,920	$4,416	$3,742
Average net assets (in millions)	$4,777	$4,407	$4,497	$4,099	$3,615
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses before waivers and/or expense reimbursement	0.47%	0.47%	0.47%	0.47%	0.47%
Net investment income (loss)	0.80%	1.16%	0.98%	0.89%	1.01%
Portfolio turnover rate(j)	62%	43%	37%	55%	39%

PSF PGIM Jennison Blend Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$62.09	$48.37	$51.04	$40.74	$39.42
Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.43	0.32	0.23	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	17.43	13.29	(3.03)	10.07	1.05
Total from investment operations	17.69	13.72	(2.71)	10.30	1.28
Capital Contributions	—	—(b)(c)	0.04(b)	—	0.04(d)
Net Asset Value, end of year	$79.78	$62.09	$48.37	$51.04	$40.74
Total Return(e)	28.49%	28.36%(f)	(5.23)%(g)	25.28%	3.35%(h)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2	$2	$2	$2	$2
Average net assets (in millions)	$2	$2	$2	$2	$2
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.87%	0.87%	0.87%	0.87%	0.87%
Net investment income (loss)	0.40%	0.76%	0.59%	0.50%	0.61%
Portfolio turnover rate(j)	62%	43%	37%	55%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 3.68% and 3.25% for Class I and Class II, respectively.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Flexible Managed Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$34.32	$28.63	$29.88	$25.99	$23.95
Income (Loss) From Investment Operations:
Net investment income (loss)	0.56	0.61	0.53	0.45	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.73	5.08	(1.78)	3.44	1.58
Total from investment operations	3.29	5.69	(1.25)	3.89	2.02
Capital Contributions	—	—(b)(c)	—(b)(c)	—	0.02(d)
Net Asset Value, end of Year	$37.61	$34.32	$28.63	$29.88	$25.99
Total Return(e)	9.59%	19.87%(f)	(4.18)%(f)	14.97%	8.52%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$4,479	$4,328	$3,834	$4,230	$3,890
Average net assets (in millions)	$4,171	$4,127	$4,157	$4,043	$3,799
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.62%	0.63%	0.63%	0.62%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.63%	0.63%	0.62%	0.63%
Net investment income (loss)	1.64%	1.92%	1.75%	1.62%	1.78%
Portfolio turnover rate(i)(j)	120%	125%	139%	175%	203%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 8.44%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Global Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$41.49	$31.83	$34.33	$27.50	$26.33
Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.52	0.47	0.42	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.16	9.14	(2.99)	6.41	0.81
Total from investment operations	6.57	9.66	(2.52)	6.83	1.15
Capital Contributions	—	—(b)(c)	0.02(b)	—	0.02(d)
Net Asset Value, end of Year	$48.06	$41.49	$31.83	$34.33	$27.50
Total Return(e)	15.84%	30.39%(f)	(7.28)%(g)	24.84%	4.44%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,377	$1,264	$1,007	$1,133	$955
Average net assets (in millions)	$1,191	$1,158	$1,140	$1,052	$942
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.76%	0.77%	0.77%	0.79%	0.80%
Expenses before waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.81%	0.81%
Net investment income (loss)	1.01%	1.41%	1.33%	1.34%	1.29%
Portfolio turnover rate(j)	34%	26%	28%	33%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.36%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Government Income Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$13.54	$12.70	$12.62	$12.26	$12.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.31	0.28	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	0.74	0.53	(0.20)	0.13	0.06
Total from investment operations	0.97	0.84	0.08	0.36	0.26
Capital Contributions	—	—	—(b)(c)	—	—(c)(d)
Net Asset Value, end of Year	$14.51	$13.54	$12.70	$12.62	$12.26
Total Return(e)	7.16%	6.61%	0.63%(f)	2.94%	2.17%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$246	$239	$221	$244	$226
Average net assets (in millions)	$247	$235	$231	$252	$236
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.51%	0.52%	0.51%	0.53%	0.51%
Expenses before waivers and/or expense reimbursement	0.51%	0.52%	0.51%	0.53%	0.51%
Net investment income (loss)	1.58%	2.34%	2.28%	1.84%	1.60%
Portfolio turnover rate(h)(i)	150%	269%	284%	495%	705%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Government Money Market Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.03	0.19	0.15	0.06	0.01
Less Dividends and Distributions:	(0.03)	(0.19)	(0.15)	(0.06)	(0.01)
Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Return(d)	0.30%	1.92%	1.53%	0.56%	0.10%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$792	$600	$536	$560	$724
Average net assets (in millions)	$667	$563	$560	$665	$717
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.21%	0.35%	0.35%	0.35%	0.35%
Expenses before waivers and/or expense reimbursement	0.34%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.26%	1.88%	1.52%	0.55%	0.09%

(b)	Calculated based on average shares outstanding during the period.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.

PSF PGIM Government Money Market Portfolio—Class III
May 18, 2020(a) through December 31, 2020

Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	—(c)
Less Dividends and Distributions:	—(c)
Net asset value, end of period	$10.00
Total Return(d)	0.00%(c)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$66
Average net assets (in millions)	$34
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.13%(f)
Expenses before waivers and/or expense reimbursement	0.58%(f)
Net investment income (loss)	—%(c)(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized.

PSF PGIM High Yield Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$5.77	$4.96	$5.17	$5.10	$4.68
Income (Loss) From Investment Operations:
Net investment income (loss)	0.35	0.34	0.33	0.32	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	0.47	(0.39)	0.07	0.42
Total from investment operations	0.41	0.81	(0.06)	0.39	0.74
Less Dividends and Distributions	—	—	(0.15)	(0.32)	(0.32)
Capital Contributions	—	—	—(b)(c)	—	—(c)(d)
Net Asset Value, end of Year	$6.18	$5.77	$4.96	$5.17	$5.10
Total Return(e)	7.11%	16.33%	(1.26)%(f)	7.80%	16.24%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$529	$522	$474	$508	$3,568
Average net assets (in millions)	$497	$507	$499	$3,549	$3,362
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.57%	0.57%
Expenses before waivers and/or expense reimbursement	0.61%	0.62%	0.62%	0.57%	0.57%
Net investment income (loss)	6.16%	6.28%	6.50%	6.17%	6.61%
Portfolio turnover rate(h)	61%	58%	47%	54%(i)	39%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(i)
The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

PSF PGIM Jennison Growth Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$81.62	$61.21	$61.69	$45.13	$45.54
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.13)	0.09	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	46.00	20.32	(0.61)	16.43	(0.55)
Total from investment operations	45.87	20.41	(0.48)	16.56	(0.45)
Capital Contributions	—	—(b)(c)	—(b)(c)	—	0.04(d)
Net Asset Value, end of year	$127.49	$81.62	$61.21	$61.69	$45.13
Total Return(e)	56.20%	33.34%(f)	(0.78)%(f)	36.69%	(0.90)%(g)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,260	$2,242	$1,803	$1,937	$1,520
Average net assets (in millions)	$2,606	$2,073	$2,052	$1,761	$1,529
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.62%	0.62%	0.62%	0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.62%	0.62%	0.63%	0.63%
Net investment income (loss)	(0.13)%	0.13%	0.19%	0.25%	0.23%
Portfolio turnover rate(i)	56%	41%	38%	51%	35%

PSF PGIM Jennison Growth Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$77.94	$58.68	$59.38	$43.62	$44.19
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.49)	(0.19)	(0.14)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	43.81	19.45	(0.56)	15.84	(0.54)
Total from investment operations	43.32	19.26	(0.70)	15.76	(0.61)
Capital Contributions	—	—(b)(c)	—(b)(c)	—	0.04(d)
Net Asset Value, end of year	$121.26	$77.94	$58.68	$59.38	$43.62
Total Return(e)	55.57%	32.82%(f)	(1.18)%(f)	36.13%	(1.29)%(g)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$88	$66	$61	$60	$41
Average net assets (in millions)	$72	$64	$70	$49	$50
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%	1.02%	1.03%	1.03%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%	1.02%	1.03%	1.03%
Net investment income (loss)	(0.53)%	(0.27)%	(0.22)%	(0.16)%	(0.17)%
Portfolio turnover rate(i)	56%	41%	38%	51%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.99)% and (1.38)% for Class I and Class II, respectively

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Focused Blend Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$38.06	$29.52	$31.19	$23.94	$23.56
Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.23	0.26	0.10	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.61	8.31	(1.95)	7.15	0.27
Total from investment operations	11.77	8.54	(1.69)	7.25	0.36
Capital Contributions	—	—	0.02(c)	—	0.02(d)
Net Asset Value, end of year	$49.83	$38.06	$29.52	$31.19	$23.94
Total Return(e)	30.92%	28.93%	(5.35)%(f)	30.28%	1.61%(g)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$87	$72	$59	$69	$59
Average net assets (in millions)	$73	$66	$69	$65	$60
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.86%	0.87%	0.82%	0.82%	0.83%
Expenses before waivers and/or expense reimbursement	0.86%	0.87%	0.84%	0.87%	0.83%
Net investment income (loss)	0.39%	0.66%	0.80%	0.36%	0.39%
Portfolio turnover rate(i)	82%	61%	42%	99%	69%

PSF PGIM Jennison Focused Blend Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$36.17	$28.17	$29.88	$23.03	$22.75
Income (Loss) From Investment Operations:
Net investment income (loss)	—(b)	0.09	0.13	(0.01)	—(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.00	7.91	(1.86)	6.86	0.26
Total from investment operations	11.00	8.00	(1.73)	6.85	0.26
Capital Contributions	—	—	0.02(c)	—	0.02(d)
Net Asset Value, end of year	$47.17	$36.17	$28.17	$29.88	$23.03
Total Return(e)	30.41%	28.40%	(5.72)%(f)	29.74%	1.23%(g)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131	$121	$119	$156	$143
Average net assets (in millions)	$117	$118	$147	$151	$146
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.26%	1.27%	1.22%	1.22%	1.23%
Expenses before waivers and/or expense reimbursement	1.26%	1.27%	1.24%	1.27%	1.23%
Net investment income (loss)	—%(b)	0.26%	0.40%	(0.04)%	(0.01)%
Portfolio turnover rate(i)	82%	61%	42%	99%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (5.41)% and (5.79)% for Class I and Class II, respectively.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.53% and 1.14% for Class I and Class II, respectively.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The Portfolio's turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments.

PSF Natural Resources Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.34	$21.99	$26.84	$26.89	$21.45
Income (Loss) From Investment Operations:
Net investment income (loss)	0.49	0.72	0.60	0.40	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.50	1.63	(5.46)	(0.45)	5.15
Total from investment operations	2.99	2.35	(4.86)	(0.05)	5.41
Capital Contributions	—	—(b)(c)	0.01(b)	—	0.03(d)
Net Asset Value, end of year	$27.33	$24.34	$21.99	$26.84	$26.89
Total Return(e)	12.28%	10.69%(f)	(18.07)%(g)	(0.19)%	25.36%(h)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$352	$332	$324	$425	$456
Average net assets (in millions)	$285	$339	$398	$410	$416
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.54%	0.53%	0.51%	0.52%	0.56%
Expenses before waivers and/or expense reimbursement	0.55%	0.54%	0.52%	0.53%	0.57%
Net investment income (loss)	2.28%	3.04%	2.30%	1.60%	1.08%
Portfolio turnover rate(j)	136%	132%	108%	114%	140%

PSF Natural Resources Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.44	$21.26	$26.06	$26.20	$20.99
Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.61	0.49	0.29	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.36	1.57	(5.30)	(0.43)	5.03
Total from investment operations	2.77	2.18	(4.81)	(0.14)	5.18
Capital Contributions	—	—(b)(c)	0.01(b)	—	0.03(d)
Net Asset Value, end of year	$26.21	$23.44	$21.26	$26.06	$26.20
Total Return(e)	11.82%	10.25%(f)	(18.42)%(g)	(0.53)%	24.82%(h)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$32	$49	$48	$53	$42
Average net assets (in millions)	$38	$50	$52	$48	$38
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.94%	0.93%	0.91%	0.92%	0.96%
Expenses before waivers and/or expense reimbursement	0.95%	0.94%	0.92%	0.93%	0.97%
Net investment income (loss)	2.05%	2.63%	1.93%	1.21%	0.64%
Portfolio turnover rate(j)	136%	132%	108%	114%	140%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (18.11)% and (18.46)% for Class I and Class II, respectively.

(h)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.22% and 24.68% for Class I and
Class II, respectively.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Small-Cap Stock Index Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$43.03	$35.15	$38.51	$34.08	$26.94
Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.46	0.40	0.39	0.35
Net realized and unrealized gain (loss) on investment transactions	4.33	7.42	(3.76)	4.04	6.72
Total from investment operations	4.73	7.88	(3.36)	4.43	7.07
Capital Contributions	—	—	—(b)(c)	—	0.07(d)
Net Asset Value, end of Year	$47.76	$43.03	$35.15	$38.51	$34.08
Total Return(e)	10.99%	22.42%	(8.73)%(f)	13.00%	26.50%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$858	$834	$729	$850	$811
Average net assets (in millions)	$701	$794	$871	$811	$704
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.40%	0.39%	0.39%	0.40%	0.40%
Expenses before waivers and/or expense reimbursement	0.40%	0.39%	0.39%	0.40%	0.42%
Net investment income (loss)	1.07%	1.15%	0.98%	1.11%	1.21%
Portfolio turnover rate(i)	18%	19%	18%	17%	20%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 26.24%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Stock Index Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$74.24	$56.64	$59.38	$50.70	$48.59
Income (Loss) From Investment Operations:
Net investment income (loss)	1.12	1.12	1.00	0.92	0.89
Net realized and unrealized gain (loss) on investment transactions	12.30	16.48	(3.74)	9.75	4.52
Total from investment operations	13.42	17.60	(2.74)	10.67	5.41
Less Dividends and Distributions	—	—	—	(1.99)	(3.37)
Capital Contributions	—	—	—	—	0.07(b)
Net Asset Value, end of Year	$87.66	$74.24	$56.64	$59.38	$50.70
Total Return(c)	18.08%	31.07%	(4.61)%	21.46%	11.83%(d)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$5,620	$4,757	$3,672	$3,928	$3,305
Average net assets (in millions)	$4,802	$4,298	$4,051	$3,630	$3,122
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.31%	0.31%	0.31%	0.32%	0.32%
Expenses before waivers and/or expense reimbursement	0.31%	0.31%	0.31%	0.32%	0.34%
Net investment income (loss)	1.50%	1.69%	1.63%	1.69%	1.84%
Portfolio turnover rate(f)	4%	3%	4%	4%	5%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(d)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.69%.
(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Value Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.99	$28.55	$31.68	$27.08	$24.31
Income (Loss) From Investment Operations:
Net investment income (loss)	0.66	0.67	0.56	0.47	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.63	6.77	(3.71)	4.13	2.28
Total from investment operations	1.29	7.44	(3.15)	4.60	2.74
Capital Contributions	—	—(b)(c)	0.02(b)	—	0.03(d)
Net Asset Value, end of year	$37.28	$35.99	$28.55	$31.68	$27.08
Total Return(e)	3.58%	26.06%(f)	(9.88)%(g)	16.99%	11.39%(h)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,371	$1,430	$1,226	$1,480	$1,375
Average net assets (in millions)	$1,237	$1,354	$1,417	$1,413	$1,290
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.43%	0.43%	0.42%
Expenses before waivers and/or expense reimbursement	0.43%	0.43%	0.43%	0.43%	0.42%
Net investment income (loss)	2.03%	2.04%	1.76%	1.63%	1.90%
Portfolio turnover rate(j)	32%	25%	23%	16%	24%

PSF PGIM Jennison Value Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.25	$28.07	$31.27	$26.84	$24.19
Income (Loss) From Investment Operations:
Net investment income (loss)	0.51	0.53	0.42	0.35	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.60	6.65	(3.64)	4.08	2.25
Total from investment operations	1.11	7.18	(3.22)	4.43	2.62
Capital Contributions	—	—(b)(c)	0.02(b)	—	0.03(d)
Net Asset Value, end of year	$36.36	$35.25	$28.07	$31.27	$26.84
Total Return(e)	3.15%	25.58%(f)	(10.23)%(g)	16.51%	10.95%(h)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9	$9	$6	$8	$7
Average net assets (in millions)	$8	$7	$7	$7	$8
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83%	0.82%
Expenses before waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83%	0.82%
Net investment income (loss)	1.62%	1.63%	1.36%	1.23%	1.53%
Portfolio turnover rate(j)	32%	25%	23%	16%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.94)% and (10.29)% for Class I and Class II, respectively.

(h)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.27% and 10.83% for Class I and
Class II, respectively.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF International Growth Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.28	$7.01	$8.05	$5.92	$6.14
Income (Loss) From Investment Operations:
Net investment income (loss)	—(b)	0.05	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.98	2.21	(1.12)	2.08	(0.28)
Total from investment operations	2.98	2.26	(1.05)	2.13	(0.23)
Capital Contributions	—	0.01(c)(d)	0.01(d)	—	0.01(e)
Net Asset Value, end of year	$12.26	$9.28	$7.01	$8.05	$5.92
Total Return(f)	32.11%	32.38%(g)	(12.92)%(h)	35.98%	(3.58)%(i)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$103.2	$85.6	$70.1	$84.3	$63.9
Average net assets (in millions)	$86.3	$79.6	$81.8	$75.1	$66.7
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%	1.01%	1.01%	1.03%
Expenses before waivers and/or expense reimbursement	1.21%	1.24%	1.20%	1.34%	1.25%
Net investment income (loss)	0.05%	0.64%	0.83%	0.67%	0.80%
Portfolio turnover rate(k)	44%	26%	37%	45%	57%

PSF International Growth Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.93	$6.77	$7.81	$5.76	$6.01
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.02	0.03	0.03	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.85	2.13	(1.08)	2.02	(0.30)
Total from investment operations	2.82	2.15	(1.05)	2.05	(0.26)
Capital Contributions	—	0.01(c)(d)	0.01(d)	—	0.01(e)
Net Asset Value, end of year	$11.75	$8.93	$6.77	$7.81	$5.76
Total Return(f)	31.58%	31.91%(g)	(13.32)%(h)	35.59%	(4.16)%(i)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2	$0.1	$0.1	$0.1	$0.3
Average net assets (in millions)	$0.1	$0.1	$0.1	$0.3	$4.3
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.41%	1.41%	1.41%	1.41%	1.43%
Expenses before waivers and/or expense reimbursement	1.61%	1.64%	1.60%	1.72%	1.65%
Net investment income (loss)	(0.36)%	0.24%	0.44%	0.39%	0.61%
Portfolio turnover rate(k)	44%	26%	37%	45%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 32.24% and 31.76% for Class I and
Class II, respectively.

(h)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(i)
Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.74)% and (4.33)% for Class I and Class II, respectively.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Mid-Cap Growth Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.77	$13.63	$14.79	$12.08	$11.58
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	—(b)	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investment transactions	8.94	5.14	(1.18)	2.69	0.47
Total from investment operations	8.91	5.14	(1.16)	2.71	0.48
Capital Contributions	—	—	—(b)(c)	—	0.02(d)
Net Asset Value, end of year	$27.68	$18.77	$13.63	$14.79	$12.08
Total Return(e)	47.47%	37.71%	(7.84)%(f)	22.43%	4.32%(g)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$382.1	$279.8	$214.8	$249.8	$217.7
Average net assets (in millions)	$302.1	$257.0	$248.2	$235.7	$215.0
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.67%	0.70%	0.68%	0.71%	0.69%
Expenses before waivers and/or expense reimbursement	0.67%	0.70%	0.68%	0.71%	0.69%
Net investment income (loss)	(0.15)%	(0.01)%	0.15%	0.18%	0.10%
Portfolio turnover rate(i)	63%	106%	43%	39%	35%

PSF Mid-Cap Growth Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.57	$12.81	$13.95	$11.44	$11.02
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.10)	(0.06)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	8.34	4.82	(1.11)	2.54	0.43
Total from investment operations	8.24	4.76	(1.14)	2.51	0.40
Capital Contributions	—	—	—(b)(c)	—	0.02(d)
Net Asset Value, end of year	$25.81	$17.57	$12.81	$13.95	$11.44
Total Return(e)	46.90%	37.16%	(8.17)%(f)	21.94%	3.81%(g)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.3	$0.5	$0.5	$0.6	$0.8
Average net assets (in millions)	$0.4	$0.6	$0.6	$0.8	$0.8
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.07%	1.10%	1.08%	1.10%	1.09%
Expenses before waivers and/or expense reimbursement	1.07%	1.10%	1.08%	1.10%	1.09%
Net investment income (loss)	(0.53)%	(0.40)%	(0.24)%	(0.22)%	(0.30)%
Portfolio turnover rate(i)	63%	106%	43%	39%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.15% and 3.63% for Class I and Class II, respectively.
(h)	Does not include expenses of the investment companies in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Small-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$27.86	$22.69	$26.32	$23.46	$18.70
Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.20	0.13	0.12	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.39	4.97	(3.76)	2.74	4.60
Total from investment operations	0.53	5.17	(3.63)	2.86	4.75
Capital Contributions	—	—	—(b)(c)	—	0.01(d)
Net Asset Value, end of Year	$28.39	$27.86	$22.69	$26.32	$23.46
Total Return(e)	1.90%	22.79%	(13.79)%(f)	12.19%	25.45%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$244	$221	$180	$214	$211
Average net assets (in millions)	$188	$207	$211	$208	$189
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.03%	1.01%	0.99%	1.01%	1.01%
Expenses before waivers and/or expense reimbursement	1.03%	1.02%	1.00%	1.02%	1.02%
Net investment income (loss)	0.61%	0.76%	0.48%	0.51%	0.75%
Portfolio turnover rate(i)	69%	56%	58%	62%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.40%.
(h)	Does not include expenses of the investment companies in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

GLOSSARY: PORTFOLIO INDEXES
Bloomberg Barclays US Aggregate Index. The Bloomberg Barclays US Aggregate Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays Government Bond Index. The Bloomberg Barclays Government Bond Index is an unmanaged index of securities issued or backed by the US Government, its agencies and instrumentalities with between one and thirty years remaining to maturity, which gives a broad look at how US Government bonds with such maturities have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays US High Yield 1% Issuer Capped Index. The Bloomberg Barclays US High Yield 1% Issuer Capped Index covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
PSF PGIM 50/50 Balanced Custom Blended Index. The Blended Index consists of the S&P 500 Index (50%), the Bloomberg Barclays Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%). These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
PSF PGIM Flexible Managed Custom Blended Index. The Blended Index consists of the S&P 500 Index (60%), the Bloomberg Barclays US Aggregate Bond Index (35%) and the FTSE 3-Month T-Bill Index (5%). These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
FTSE 3-Month US Treasury Bill Index. The FTSE 3-Month US Treasury Bill Index is derived from secondary market Treasury bill rates published by the Federal Reserve Bank. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI Europe, Australasia and the Far East (EAFE) Index (GD). The MSCI Europe, Australasia and the Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Index (GD). The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia and the Far East hedged back to the US Dollar. The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Energy Index. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

MSCI World Materials Index. The MSCI World Materials Index is a component of the MSCI World Index and represents the material securities defined by MSCI. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
PSF Natural Resources Blended Index. The Blended Index consists of the MSCI World Energy Index (ND) (60%) and the MSCI World Materials Index (ND) (40%). These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P SmallCap 600 Index*. The Standard & Poor's SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller company US common stocks that cover all industry sectors—gives a broad look at how US small-cap stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
* Each of the S&P 500 Index and S&P SmallCap 600 Index (collectively, the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by QMA LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc. and PGIM Limited (collectively, “Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones

Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of the annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust 's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-03623
PSFFUNDPROS

THE PRUDENTIAL SERIES FUND
STATEMENT OF ADDITIONAL INFORMATION • April 26, 2021
This Statement of Additional Information (SAI) of The Prudential Series Fund (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated April 26, 2021 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus.
The Trust's audited financial statements are incorporated into this SAI by reference to the Trust's 2020 Annual Report (File No. 811-03623). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above. The portfolios of the Trust which are discussed in this SAI are noted on this front cover (each, a Portfolio and together, the Portfolios).
PSF PGIM 50/50 Balanced Portfolio (Class I & Class III Shares)
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Blend Portfolio (Class I, Class II, & Class III Shares)
PSF PGIM Flexible Managed Portfolio (Class I & Class III Shares)
PSF Global Portfolio (Class I & Class III Shares)
PSF PGIM Government Income Portfolio (Class I & Class III Shares)
PSF PGIM Government Money Market Portfolio (Class I & Class III Shares)
PSF PGIM High Yield Bond Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Growth Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Jennison Focused Blend Portfolio (Class I, Class II & Class III Shares)
PSF Natural Resources Portfolio (Class I, Class II & Class III Shares)
PSF Small-Cap Stock Index Portfolio (Class I & Class III Shares)
PSF Stock Index Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
PSF International Growth Portfolio (Class I & Class II Shares)
PSF Mid-Cap Growth Portfolio (Class I, Class II & Class III Shares)
PSF Small-Cap Value Portfolio (Class I Shares)

3	PART I
3	INTRODUCTION
4	INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT TRUSTEES AND OFFICERS
15	MANAGEMENT AND ADVISORY ARRANGEMENTS
24	PORTFOLIO MANAGERS: OTHER ACCOUNTS
29	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
49	OTHER SERVICE PROVIDERS
51	INFORMATIOn ON DISTRIBUTION ARRANGEMENTS
52	PORTFOLIO TRANSACTIONS & BROKERAGE
55	ADDITIONAL INFORMATION
57	PRINCIPAL SHAREHOLDERS
63	FINANCIAL STATEMENTS
64	PART II
64	INVESTMENT RISKS & CONSIDERATIONS
95	NET ASSET VALUES
97	TAXATION
97	DISCLOSURE OF PORTFOLIO HOLDINGS
99	PROXY VOTING
100	CODES OF ETHICS
100	LICENSES & MISCELLANEOUS INFORMATION
101	APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
105	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about The Prudential Series Fund (the Trust). Part I provides additional information about the Trust's Board of Trustees, certain investment restrictions that apply to the Trust's Portfolios, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information and explanations about certain investments and investment strategies which may be used by the Trust's Portfolios, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A trustee or director of the Trust’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
Investment Manager	PGIM Investments LLC
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over the Counter
PGIM Investments	PGIM Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolio’s, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Trust are set forth below:

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■
PSF PGIM 50/50 Balanced Portfolio (Class I & Class III Shares)
■
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)
■
PSF PGIM Jennison Blend Portfolio (Class I, Class II, Class III Shares)
■
PSF PGIM Flexible Managed Portfolio (Class I & Class III Shares)
■
PSF Global Portfolio (Class I & Class III Shares)
■
PSF PGIM Government Income Portfolio (Class I & Class III Shares)
■
PSF PGIM High Yield Bond Portfolio (Class I & Class III Shares)
■
PSF PGIM Jennison Growth Portfolio (Class I, Class II & Class III Shares)
■
PSF PGIM Jennison Focused Blend Portfolio (Class I, Class II & Class III Shares)
■
PSF PGIM Government Money Market Portfolio (Class I & Class III Shares)
■
PSF Natural Resources Portfolio (Class I, Class II & Class III Shares)
■
PSF Small-Cap Stock Index Portfolio (Class I & Class III Shares)
■
PSF Stock Index Portfolio (Class I & Class III Shares)
■
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
■
PSF International Growth Portfolio (Class I & Class II Shares)
■
PSF Mid-Cap Growth Portfolio (Class I, Class II & Class III Shares)
■
PSF Small-Cap Value Portfolio (Class I Shares)
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II and/or Class III shares, as noted above. Class I and Class III shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. The separate accounts invest in shares of the Trust through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Trust to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.
In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
The Portfolios are managed by PGIM Investments LLC as discussed in the Trust's Prospectus. Each of the Portfolios has a different investment objective and principal investment strategies. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objective and principal investment strategies of each Portfolio are discussed in the Prospectus.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the Investment Manager or other parties who provide services to the Portfolios.
INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS (EXCEPT FUNDAMENTAL RESTRICTIONS DO NOT APPLY TO PSF SMALL-CAP VALUE PORTFOLIO (FORMERLY, SP SMALL-CAP VALUE PORTFOLIO) ):
With respect to each Portfolio, none of the Portfolios will:

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1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.
2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.
3. Make short sales of securities or maintain a short position, except that the PSF PGIM Total Return Bond Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM 50/50 Balanced Portfolio, and PSF PGIM Flexible Managed Portfolio, and certain [SP Portfolios] may sell securities short up to 25% of their net assets (the PSF Small-Cap Stock Index Portfolio and PSF Stock Index Portfolio may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the PSF PGIM Government Money Market Portfolio) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.
4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.
5. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the PSF PGIM Total Return Bond Portfolio, PSF PGIM High Yield Bond Portfolio, and PSF PGIM Government Income Portfolios, as well as the fixed income portions of the PSF PGIM 50/50 Balanced Portfolio and the PSF PGIM Flexible Managed Portfolio, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).
6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.
7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.
8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.
9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the US Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be

5

grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), US branches of foreign banks that are subject to the same regulations as US banks and foreign branches of domestic banks (as permitted by the SEC).
10. Invest more than 15% of its net assets in illiquid securities. (The PSF PGIM Government Money Market Portfolio will not invest more than 5% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.
Consistent with item 4 above, the Trust has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.
Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.
ADDITIONAL NON-FUNDAMENTAL INVESTMENT POLICIES. Certain additional non-fundamental investment policies are applicable only to certain Portfolios, as noted below:
PSF PGIM Government Money Market Portfolio (formerly, Government Money Market Portfolio). The PSF PGIM Government Money Market Portfolio will not:
1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.
2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.
3. Invest in any security with a remaining maturity in excess of 397 days.
For purposes of item 3 above, with respect to floating rate and variable rate securities with maturities longer than 397 calendar days but which afford the holder the right to demand payment at dates earlier than the final maturity date, such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate, whichever is longer, and as consistent with the requirements of Rule 2a-7 under the 1940 Act.
PSF PGIM High Yield Bond Portfolio (formerly, High Yield Bond Portfolio). The PSF PGIM High Yield Bond Portfolio will not:
1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.
2. Invest more than 30% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO PSF SMALL-CAP VALUE PORTFOLIO (FORMERLY, SMALL-CAP VALUE PORTFOLIO):
The Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act;
2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;
4. Purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

 6

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.
Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95
Chief Financial Officer of Grace Church School
(Since September 2019); formerly Senior
Managing Director of Brock Capital
(2014-2019); formerly Vice Chairman (2013 -
2017), Senior Vice President and Chief Financial
Officer (2007-2012) and Vice President of
Strategic Planning and Treasurer (2002-2007)
of Sheridan Broadcasting Corporation; formerly
President of Sheridan Gospel Network
(2004-2014); formerly Vice President, Goldman,
Sachs & Co. (2000 - 2001); formerly Associate
Director, Bear, Stearns & Co. Inc. (1997-2000);
formerly Vice President, Salomon Brothers Inc.
(1993-1997); Member of the Board of Directors,
The MacDowell Colony (Since 2010); formerly
Chairman (2011-2014), formerly Presiding
Director (2014-2017) and currently a Member
(2007-present) of the Board of Directors,
Broadcast Music, Inc.; President, Candide
Business Advisors, Inc. (Since 2011); formerly
Member of the Board of Directors, National
Association of Broadcasters (2004-2010).
		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95
Formerly Vice Chairman of Northern Trust
Corporation (financial services and banking
institution) (2011–June 2012); formerly
President, Personal Financial Services, Northern
Trust Corporation (2006-2010); formerly
Chairman & CEO, Western US Region, Northern
Trust Corporation (1999-2005); formerly
President & CEO, Palm Beach/Martin County
Region, Northern Trust.
		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95
Chairman of the Board of Fellows of Weill
Cornell Medicine (since 2014); Formerly Chief
Executive Officer (1999-2013) of National
Financial Partners (independent distributor of
financial services products).
		Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014

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Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95
Advisory Partner, Trinity Private Equity Group
(Since September 2014); formerly, Managing
Director of Cappello Waterfield & Co. LLC
(2011-2014); formerly Vice Chair, Global
Research, J.P. Morgan (financial services and
investment banking institution) (June 2008 –
January 2009); formerly Global Director of Equity
Research, Bear Stearns & Co., Inc. (financial
services and investment banking institution)
(1995-2008); formerly Associate Director of
Equity Research, Bear Stearns & Co., Inc.
(1987-1995).
		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95
Formerly Group Managing Director, International
Expansion and Regional Managing Director,
Americas of Vistra (June 2018 – June 2019);
formerly Chief Executive Officer and Director of
Radius (2016-2018); formerly Senior Vice
Chairman (January 2015-October 2015) and
Chief Executive Officer (January 2010-December
2014) of Grant Thornton LLP.

Non-Executive Director of Auxadi Holdco, S.L
(Since November 2020); Non-Executive Director
of Stout (Since January 2020); Non-Executive
Director of Clyde & Co. (Since January 2020);
Formerly Non-Executive Chairman (September
2019 – January 2021) of Litera Microsystems.
Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95
Director of ICI Mutual Insurance Company (June
2020 - present; June 2016-June 2019; June
2012-June 2015); formerly Chief Administrative
Officer (September 1999-September 2009) and
Executive Vice President (December
1996-September 2009) of PGIM Investments
LLC; formerly Executive Vice President (March
1999-September 2009) and Treasurer (May
2000-September 2009) of Prudential Mutual
Fund Services LLC; formerly President (April
1999-December 2008) and Executive Vice
President and Chief Operating Officer
(December 2008-December 2009) of Prudential
Investment Management Services LLC; formerly
Chief Administrative Officer, Executive Vice
President and Director (May 2003-September
2009) of AST Investment Services, Inc.
		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95
Formerly Chief Executive Officer, Excell Partners,
Inc. (2005-2007); founding partner of High
Technology of Rochester and the Lennox
Technology Center; formerly President of the
Greater Rochester Metro Chamber of Commerce
(1976-2004); formerly Rochester City Manager
(1973); formerly Deputy Monroe County
Executive (1974-1976); Former President of The
First Financial Fund and High Yield Plus Fund
(1988-2005); Former Vice Chairman Monroe
County Water Authority (1980-2002).

Former Director of Executive Service Corps of
Rochester (1988-1990); Former Director of
Rural/Metro Medical Services (1985-1990);
Former Trustee of Center for Governmental
Research (1977-1995); Former Director of
Excellus BlueCross BlueShield (1980-1998).
Since July 2003

 8

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O'Brien 1950 No. of Portfolios Overseen: 95
Chairman, Chief Executive Officer and President
of Sterling Bancorp (Since June 2020); Formerly
Vice Chairman of Emigrant Bank and President
of its Naples Commercial Finance Division
(October 2018–March 2020); formerly Director,
President and CEO Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Consultant,
Valley National Bancorp, Inc. and Valley
National Bank (January 2012-June 2012);
formerly President and COO (November
2006-April 2017) and CEO (April
2007-December 2011) of State Bancorp, Inc.
and State Bank; formerly Vice Chairman
(January 1997-April 2000) of North Fork Bank;
formerly President and Chief Executive Officer
(December 1984-December 1996) of North Side
Savings Bank; formerly President and Chief
Executive Officer (May 2000-June 2006) Atlantic
Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Director,
BankUnited, Inc. and BankUnited N.A. (NYSE:
BKU) (May 2012-April 2014); formerly Director
(April 2008-January 2012) of Federal Home Loan
Bank of New York; formerly Director (December
1996-May 2000) of North Fork Bancorporation,
Inc.; formerly Director (May 2000-April 2006) of
Atlantic Bank of New York; Director (November
2006 – January 2012) of State Bancorp, Inc.
(NASDAQ: STBC) and State Bank of Long Island.
Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95
Vice President of Prudential Annuities (Since
May 2003); Senior Vice President of PGIM
Investments LLC (Since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (Since January 2004); Director of
Investment & Research Strategy (Since February
1998); President of AST Investment Services,
Inc. (Since March 2006).
	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary
Chief Legal Officer, Executive Vice President and Secretary of
PGIM Investments LLC (since August 2020); Chief Legal Officer of
Prudential Mutual Fund Services LLC (since August 2020); Chief
Legal Officer of PIFM Holdco, LLC (since August 2020); Vice
President and Corporate Counsel (since January 2005) of
Prudential; and Corporate Counsel of AST Investment Services,
Inc. (since August 2020); formerly Vice President and Assistant
Secretary of PGIM Investments LLC (2005-2020); formerly
Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Since December 2005
Andrew R. French 1962 Secretary
Vice President (since December 2018 - present) of PGIM
Investments LLC; formerly, Vice President and Corporate Counsel
(2010-2018) of Prudential; formerly Director and Corporate
Counsel (2006-2010) of Prudential; Vice President and Assistant
Secretary (since January 2007) of PGIM Investments LLC; Vice
President and Assistant Secretary (since January 2007) of
Prudential Mutual Fund Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of
Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; formerly Director and Corporate
Counsel (March 2014-September 2018) of Prudential.
Since March 2019

9

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of
Prudential; formerly Director and Senior Counsel of Allianz Global
Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary
of numerous funds in the Allianz fund complex (2015-2020).
Since March 2021
Dino Capasso 1974 Chief Compliance Officer
Chief Compliance Officer (July 2019-Present) of PGIM
Investments LLC; Chief Compliance Officer (July 2019-Present) of
the PGIM Funds, Target Funds, Advanced Series Trust, The
Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM
Global High Yield Fund, Inc., and PGIM High Yield Bond Fund,
Inc.; Vice President and Deputy Chief Compliance Officer (June
2017-2019) of PGIM Investments LLC; formerly, Senior Vice
President and Senior Counsel (January 2016-June 2017), and
Vice President and Counsel (February 2012-December 2015) of
Pacific Investment Management Company LLC.
Since March 2018
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance
Programs and Compliance Risk Management (since August
2019) of Prudential; formerly, Vice President and Head of Key
Risk Areas Compliance (March 2016 to July 2019), Chief Privacy
Officer (March 2016 to July 2019) and head of Global Financial
Crimes Unit (April 2014 to March 2016) at MetLife.
Since April 2021
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments
LLC (since November 2018); formerly, Director of Fund
Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer
and Principal Accounting Officer of the Lord Abbett Family of
Funds (2017-2018); Director of Accounting, Avenue Capital
Group (2008-2009); Senior Manager, Investment Management
Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer
Vice President of Tax at Prudential Financial, Inc. (Since August
2007); formerly Director of Tax at MetLife (January 2003 – May
2006); formerly Tax Manager at Deloitte & Touché (October 1997
– January 2003); formerly Staff Accountant at Marsh &
McLennan (May 1994 – May 1997).
Since June 2017
(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy Cronin is an Interested Trustee because he is employed by an affiliate of the Investment Manager of the Trust.
Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments, 655 Broad Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

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“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or AST Investment Services, Inc. (ASTIS) that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the PGIM Funds, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Trust, the Investment Manager pays all compensation of Trustees, officers and employees of the Trust, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any Subadviser (Independent Trustees). The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Independent Trustees may defer receipt of their compensation pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees' compensation daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by the Investment Manager chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' compensation, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Trust for the Trust's most recently completed fiscal year to the Independent Trustees for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* for Most Recent Calendar Year(1)
Compensation Received by Independent Board Members
Susan Davenport Austin	$59,970	None	None	$425,000 (3/95)**
Sherry S. Barrat	$59,970	None	None	$425,000 (3/95)**
Jessica M. Bibliowicz	$59,970	None	None	$425,000 (3/95)**
Kay Ryan Booth	$59,970	None	None	$425,000 (3/95)**
Stephen M. Chipman***	$56,660	None	None	$400,000 (3/95)**
Robert F. Gunia***	$59,970	None	None	$425,000 (3/95)**
Thomas T. Mooney***	$76,250	None	None	$550,000 (3/95)**
Thomas M. O'Brien	$62,990	None	None	$450,000 (3/95)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence and having investment operations during 2020.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and /or ASTIS.
** Number of funds and portfolios represents those in existence as of December 31, 2020, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which were approved as of December 31, 2020, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2020, amounted to $400,000, $100,000, and $120,000 for Messrs. Chipman, Gunia, and Mooney, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the

11

independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Thomas M. O’Brien (Chair)
Susan Davenport Austin
Stephen M. Chipman
Robert F. Gunia
Thomas T. Mooney (ex-officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas M. O’Brien
Thomas T. Mooney (ex-officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Stephen M. Chipman
Thomas T. Mooney (ex-officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Ms. Bibliowicz. Ms. Barrat and Ms. Booth serve as Vice Chairs of the IRRC. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PGIM Investments and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios. The number of Investment Review and Risk Committee meetings held during the Trust’s most recently completed fiscal year is set forth in the table below.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of nine members, eight of whom are

 12

Independent Trustees. Under normal circumstances, the Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Susan Davenport Austin. Ms. Austin currently serves as Chief Financial Officer of Grace Church. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently an Advisory Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has more than 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.
Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.

13

Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the administrator to the Trust’s Liquidity Risk Management Program, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Manager and other service providers to the Trust, including pursuant to the Board-approved Liquidity Risk Management Program for the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering Trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Trust, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

 14

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
5	4	4	6
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Investment Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	[None]	[Over $100,000]
Sherry S. Barrat	[None]	[Over $100,000]
Jessica M. Bibliowicz	[None]	[Over $100,000]
Kay Ryan Booth	[None]	[Over $100,000]
Stephen M. Chipman	[None]	[Over $100,000]
Timothy S. Cronin	[None]	[Over $100,000]
Robert F. Gunia	[Over $100,000]	[Over $100,000]
Thomas T. Mooney	[None]	[Over $100,000]
Thomas M. O'Brien	[None]	[Over $100,000]
*“Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments and /or ASTIS. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2020.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PGIM Investments, 17th Floor, 655 Broad Street, Newark, New Jersey 07102-4077, serves as the investment manager of the Portfolios. As of December 31, 2020, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.
Services Provided by the Investment Manager. Pursuant to Management Agreements with the Trust (collectively, the Management Agreement), the Investment Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Manager is obligated to keep certain books and records of the Portfolios. The Investment Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Investment Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Investment Manager is specifically responsible for supervising and managing the Portfolios and the subadvisers. In this capacity, the Investment Manager reviews the performance of the Portfolios and the subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Investment Manager takes on the entrepreneurial and other risks associated with the launch of each

15

new Portfolio and its ongoing operations. The Investment Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Investment Manager in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolios and the subadvisers. The Investment Manager utilizes this data in directly supervising the Portfolios and the subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Investment Manager bears the cost of the oversight program maintained by SIRG.
In addition, the Investment Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Investment Manager administers the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Investment Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Investment Manager to the Trust are not exclusive under the terms of the Management Agreement and the Investment Manager is free to, and does, render management services to others.
The primary administrative services furnished by the Investment Manager are more specifically detailed below:
■
furnishing of office facilities;
■
paying salaries of all officers and other employees of the Investment Manager who are responsible for managing the Trust and the Portfolios;
■
monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■
providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■
monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
■
preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;
■
preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■
preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
■
preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■
preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■
organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Investment Manager. In connection with its management of the corporate affairs of the Trust, the Investment Manager bears certain expenses, including, but not limited to:
■
the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser;
■
all expenses incurred by the Investment Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■
the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Manager and such investment subadvisers; and
■
with respect to the compliance services provided by the Investment Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.
Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Investment Manager, including:
■
the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Investment Manager;
■
the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser;

 16

■
the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Manager in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■
the charges and expenses of the Trust's legal counsel and independent auditors;
■
brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■
all taxes and corporate fees payable by the Trust to governmental agencies;
■
the fees of any trade associations of which the Trust may be a member;
■
the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■
the cost of fidelity, directors and officers and errors and omissions insurance;
■
the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■
allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■
litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Investment Manager will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit the Investment Manager to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.
2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Investment Manager have the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. The Investment Manager will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Investment Manager will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Investment Manager will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.

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4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.
8. The Investment Manager will provide the Board, no less frequently than quarterly, information about the profitability of the Investment Manager on a per Portfolio basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Investment Manager will provide the Board with information showing the expected impact on the profitability of the Investment Manager.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Investment Manager or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Investment Manager, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Investment Manager or any entity, other than a Wholly-Owned subadviser, that controls, is controlled by, or is under common control with the Investment Manager, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new Subadvisory Agreement or any amendment to a Portfolio’s existing Investment Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.
Potential Conflicts. Under the manager-of-managers structure, the Investment Manager recommends the hiring and firing of subadvisers, determines the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and reports to the Board regarding subadviser performance. The Investment Manager also directly manages the assets for certain Portfolio sleeves or segments.
The Investment Manager may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Investment Manager or its affiliates or because of other relationships between the subadviser or its affiliates and the Investment Manager or its affiliates; (iii) an incentive to recommend that the Investment Manager provide direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Investment Manager or their affiliates.
To mitigate potential conflicts presented by these issues, the Investment Manager utilizes the services of SIRG, a unit of PGIM Investments, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Investment Manager and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For

 18

recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified subadvisers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated subadvisers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the Investment Manager makes a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.
To the extent a subadviser’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the Investment Manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.
Management Fees. The tables below set forth the applicable contractual management fee rate and the management fees received by the Investment Manager from the Trust for each Portfolio for the indicated fiscal years.
Management Fee Rates
Portfolio	Fee Rate
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	0.55% of average daily net assets
PSF PGIM Total Return Bond (formerly, Diversified Bond)	0.40% of average daily net assets
PSF PGIM Jennison Blend (formerly, Equity)	0.45% of average daily net assets
PSF PGIM Flexible Managed (formerly, Flexible Managed)	0.60% of average daily net assets
PSF Global (formerly, Global)	0.75% of average daily net assets
PSF PGIM Government Income (formerly, Government Income)	0.40% of average daily net assets
PSF PGIM High Yield Bond (formerly, High Yield Bond)	0.55% of average daily net assets
PSF PGIM Jennison Growth (formerly, Jennison)	0.60% of average daily net assets
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	0.75% of average daily net assets
PSF PGIM Government Money Market (formerly, Government Money Market)	0.30% of average daily net assets
PSF Natural Resources (formerly, Natural Resources)	0.45% of average daily net assets
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	0.35% of average daily net assets
PSF Stock Index (formerly, Stock Index)	0.30% of average daily net assets up to $4 billion; 0.25% of average daily net assets over $4 billion
PSF PGIM Jennison Value (formerly, Value)	0.40% of average daily net assets
PSF International Growth (formerly, SP International Growth)	0.85% of average daily net assets
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	0.60% of average daily net assets
PSF Small-Cap Value (formerly, SP Small-Cap Value)	0.90% of average daily net assets

Management Fees Paid by the Trust
Portfolio	2020	2019	2018
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	$13,971,305	$13,783,977	$13,944,012
PSF PGIM Total Return Bond (formerly, Diversified Bond)	$4,939,610	$4,662,390	4,527,402
PSF PGIM Jennison Blend (formerly, Equity)	$21,503,309	$19,837,842	20,245,048
PSF PGIM Flexible Managed (formerly, Flexible Managed)	$25,024,560	$24,762,784	24,944,348
PSF Global (formerly, Global)	$8,505,743	$8,309,979	8,268,368
PSF PGIM Government Income (formerly, Government Income)	$986,502	$938,445	922,054
PSF PGIM High Yield Bond (formerly, High Yield Bond)	$2,514,795	$2,516,304	2,505,127
PSF PGIM Jennison Growth (formerly, Jennison)	$16,070,545	$12,821,153	12,729,964
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	$1,431,524	$1,382,762	1,570,184
PSF PGIM Government Money Market (formerly, Government Money Market)	$1,179,678*	$1,689,001	1,681,228
PSF Natural Resources (formerly, Natural Resources)	$1,425,494	$1,718,785	1,989,503
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	$2,453,539	$2,778,451	3,046,909
PSF Stock Index (formerly, Stock Index)	$14,003,989	$12,745,382	12,128,447
PSF PGIM Jennison Value (formerly, Value)	$4,979,027	$5,446,077	5,694,980

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Management Fees Paid by the Trust
Portfolio	2020	2019	2018
PSF International Growth (formerly, SP International Growth)	$561,176	$493,121	540,385
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	$1,814,768	$1,545,521	1,492,631
PSF Small-Cap Value (formerly, SP Small-Cap Value)	$1,681,906	$1,844,528	1,881,055
*In order to support the income yield, PGIM Investments has voluntarily agreed to limit the management fee of the PSF PGIM Government Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. During the year ended December 31, 2020, PGIM Investments has reimbursed the Portfolio $883,604 as a result of this voluntary agreement.
FEE WAIVERS/SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and expense subsidies will increase the Trust's total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Trust's expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
PGIM Investments has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These expense limitations do not include the administration fee applicable to Class II shares or the Rule 12b-1 fee applicable to Class II and Class III shares. Voluntary expense limitations may be discontinued or otherwise modified at any time. PGIM Investments has also contractually agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These expense limitations do not include the administration fee applicable to Class II shares or the Rule 12b-1 fee applicable to Class II and Class III shares. Contractual expense limitations may not be terminated or modified prior to their contractual expiration date, without the prior approval of the Trust’s Board of Trustees, but may be discontinued or modified thereafter.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF Global Portfolio (formerly, Global Portfolio)
PGIM Investments has contractually agreed to waive 0.0363% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust’s Board of Trustees.

PSF PGIM Government Money Market Portfolio (formerly, Government Money Market Portfolio)
In order to support the income yield, PGIM Investments has voluntarily agreed to limit the management fees of the Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PGIM Investments at any time without notice.

PSF PGIM High Yield Bond Portfolio (formerly, High Yield Bond Portfolio)
PGIM Investments has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses ( exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.57% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by PGIM
Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust's Board of Trustees.

PSF Natural Resources Portfolio (formerly, Natural Resources Portfolio)
PGIM Investments has contractually agreed to waive 0.008% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust’s Board of Trustees.

PSF International Growth Portfolio (formerly, SP International Growth Portfolio)
PGIM Investments has contractually agreed to waive 0.019% of its investment management fee through June 30, 2022. In addition,
PGIM Investments has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses for both share classes (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) does not exceed 1.01% of the Portfolio's average daily net assets through June 30, 2022. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by PGIM
Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust’s Board of Trustees.

SUBADVISERS. The Investment Manager has entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Trust. Under each subadvisory agreement, each subadviser, subject to the supervision of the Investment Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers

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determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Investment Manager continues to have the ultimate responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Investment Manager pays each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Investment Manager to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Investment Manager employs each subadviser under a “manager of managers” structure that allows the Investment Manager to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Investment Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Investment Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Investment Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Investment Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Investment Manager can change the allocations without Board or shareholder approval. The Investment Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	PGIM Fixed Income	0.24% of average daily net assets managed by PGIM Fixed Income (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PGIM Fixed Income (Money Market Assets Only)
	QMA	0.315%
PSF PGIM Total Return Bond (formerly, Diversified Bond)	PGIM Fixed Income	0.20%
PSF PGIM Jennison Blend (formerly, Equity)	Jennison Associates LLC (Jennison)	0.225% to $1.2 billion in assets; 0.19% over $1.2 billion in assets
PSF PGIM Flexible Managed (formerly, Flexible Managed)	PGIM Fixed Income	0.24% of average daily net assets managed by PGIM Fixed Income (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PGIM Fixed Income (Money Market Assets Only)
	QMA	0.34%
PSF Global (formerly, Global)	William Blair Investment Management, LLC (William Blair)	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets
	LSV Asset Management (LSV)
Under $2 billion
0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets over $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
Over $2 billion
0.35% on all assets

	Brown Advisory, LLC (Brown Advisory)	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
	T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio daily net assets up to $100 million:
0.475% of average daily net assets to $50 million;
0.425% of average daily net assets over $50 million to $100 million
When Portfolio average daily net assets exceed $100 million:
0.375% of average daily net assets
When Portfolio average daily net assets exceed $200 million:
0.325% of average daily net assets
When Portfolio average daily net assets exceed $500 million:
0.30% on all assets up to $500 million;
0.275% of average daily net assets over $500 million
When Portfolio average daily net assets exceed $1 billion:
0.275% of average daily net assets
When Portfolio average daily net assets exceed $1.5 billion:
0.25% of average daily net assets
When Portfolio average daily net assets exceed $2.5 billion:
0.245% of average daily net assets
When Portfolio average daily net assets exceed $3 billion:
0.24% of average daily net assets
When Portfolio average daily net assets exceed $4 billion:
0.23% of average daily net assets
When Portfolio average daily net assets exceed $5.5 billion:
0.225% of average daily net assets
When Portfolio average daily net assets exceed $7.5 billion:
0.22% of average daily net assets

	QMA(1)	0.025%
	PGIM Fixed Income(1)	0.025%
	Jennison(1)	0.025%
PSF PGIM Government Income (formerly, Government Income)	PGIM Fixed Income	0.20%
PSF PGIM High Yield Bond (formerly, High Yield Bond)	PGIM Fixed Income	0.25%
PSF PGIM Jennison Growth (formerly, Jennison)	Jennison
0.75% for first $10 million in assets;
0.50% for next $30 million in assets;
0.35% for next $25 million in assets;
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
0.20% for above $1 billion in assets

PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	Jennison	Growth Portion: 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion: 0.375%
PSF PGIM Government Money Market (formerly, Government Money Market)	PGIM Fixed Income	0.06% to $500 million in assets; 0.05% above $500 million to $1 billion in assets; 0.03% above $1 billion to $2.5 billion in assets; 0.02% over $2.5 billion in assets
PSF Natural Resources (formerly, Natural Resources)	Allianz Global Investors U.S. LLC (AllianzGI US)
0.45% of average daily net assets to $50 million;
0.40% of average daily net assets on the next $50 million;
0.30% of average daily net assets on the next $50 million;
0.14% of average daily net assets over $150 million.

PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	QMA	0.26%
PSF Stock Index (formerly, Stock Index)	QMA	0.175%
PSF PGIM Jennison Value (formerly, Value)	Jennison	0.20%
PSF International Growth (formerly, SP International Growth)	William Blair	0.30% for first $500 million in assets; 0.25% for next $500 million in assets; 0.20% over $1 billion in assets
	Neuberger Berman Investment Advisers LLC (NBIA)	0.350% of average daily net assets to $500 million; 0.300% of average daily net assets over $500 million to $1.5 billion; 0.275% of average daily net assets over $1.5 billion

 22

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
	Jennison	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	J.P. Morgan Investment Management, Inc. (JPMorgan)	0.40% of average daily net assets to $100 million; 0.36% of average daily net assets on next $900 million; 0.35% of average daily net assets over $1 billion
PSF Small-Cap Value (formerly, SP Small-Cap Value)	Goldman Sachs Asset Management, L.P. (GSAM)	0.50% for first $500 million in assets; 0.45% over $500 million in assets
(1) Currently, only QMA is providing Additional Services for the Portfolio. In the event that Jennison and/or PGIM Fixed Income provide Additional Services along with or instead of QMA, each subadviser would receive 0.025% of the average daily net assets allocated to each subadviser, respectively.
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios or Funds. Each such aggregation arrangement is set out below:
GSAM: The assets of the following portfolios managed by GSAM will be aggregated: AST Goldman Sachs Small-Cap Value Portfolio of the Advanced Series Trust and PSF Small-Cap Value Portfolio.
Jennison Associates: the assets managed by Jennison in the PSF International Growth Portfolio will be aggregated with the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust and any other portfolio subadvised by Jennison on behalf of PGIM Investments and ASTIS pursuant to substantially the same investment strategy.
LSV: the assets managed by LSV in the PSF Global Portfolio will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; and (iii) any other portfolio subadvised by LSV on behalf of ASTIS and/or PGIM Investments pursuant to substantially the same investment strategy.
Brown Advisory: For purposes of calculating the fee payable to Brown Advisory, the assets managed by Brown Advisory in the PSF Global Portfolio will be aggregated with: (i) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust for which Brown Advisory serves as subadviser; and (ii) other future large cap growth accounts under which Brown Advisory provides substantially similar advisory or subadvisory services and which Brown Advisory and PGIM Investments and/or ASTIS, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.
PGIM Fixed Income: The assets of the PSF PGIM Government Money Market Portfolio will be combined with the assets of the Advanced Series Trust AST Government Money Market Portfolio.
T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates.
William Blair: The assets of the PSF International Growth Portfolio will be combined with the assets in the PSF Global Portfolio managed by William Blair, the Advanced Series Trust AST International Growth Portfolio, the Advanced Series Trust AST Advanced Strategies Portfolio and any other portfolio subadvised by William Blair on behalf of PGIM Investments and/or ASTIS, pursuant to substantially the same investment strategy.
Fee Waiver Notes to Subadviser Fee Rate Table:
T. Rowe Price: —Advanced Series Trust AST Advanced Strategies Portfolio
—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio
—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—The Prudential Series Fund PSF Global Portfolio
T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):
Combined Average Daily Net Assets up to $20 billion:
—2.5% fee reduction on combined assets up to $1 billion
—5.0% fee reduction on combined assets on the next $1.5 billion
—7.5% fee reduction on combined assets on the next $2.5 billion
—10.0% fee reduction on combined assets on the next $5.0 billion
—12.5% fee reduction on combined assets above $10.0 billion
Combined Average Daily Net Assets above $20 billion:
—12.5% fee reduction on combined assets up to $20 billion
—15.0% fee reduction on combined assets on the next $10.0 billion
—17.5% fee reduction on combined assets over $30 billion
QMA: With respect to the PSF Stock Index Portfolio: QMA has voluntarily agreed to reduce its subadvisory fee rate by 0.025%.
In addition, the Investment Manager will pay QMA a fee for providing additional advisory services to the PSF Global Portfolio, including but not limited to asset allocation advice (Additional Services).
GSAM: GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed by the Investment Manager and ASTIS. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios or sleeves of portfolios subadvised by GSAM:
—Combined assets up to $1 billion: 2.5% fee reduction
—Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction
—Combined assets between $2.5 billion and $5.0 billion: 7.5% fee reduction
—Combined assets above $5.0 billion: 10.0% fee reduction

23

NBIA: NBIA has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios managed by NBIA (AST Neuberger Berman/LSV Mid-Cap Value Portfolio, and the sleeves of the AST International Growth Portfolio and the PSF International Growth Portfolio (collectively, the Neuberger Berman Portfolios)). This voluntary fee waiver arrangement may be terminated by NBIA at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by PGIM Investments and/or ASTIS to NBIA and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged.
—Combined assets up to $750 million: No fee reduction.
—Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee.
—Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee.
—Combined assets above $3 billion: 10% reduction to effective subadvisory fee.
Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	PGIM Fixed Income	$2,652,920	$2,656,116	$2,554,199
	QMA	$4,339,064	$4,190,604	4,393,163
PSF PGIM Total Return Bond (formerly, Diversified Bond)	PGIM Fixed Income	$2,469,734	$2,331,157	2,263,657
PSF PGIM Jennison Blend (formerly, Equity)	Jennison	$9,499,193	$8,795,994	8,967,909
PSF PGIM Flexible Managed (formerly, Flexible Managed)	PGIM Fixed Income	$3,589,262	$3,648,446	3,332,609
	QMA	$8,999,724	$8,741,721	9,254,756
PSF Global (formerly, Global)	William Blair	$519,195	$514,930	533,740
	LSV	$728,560	$751,324	810,435
	T. Rowe Price	$708,604	$779,606	823,757
	QMA	$297,656	$289,387	284,964
	Brown Advisory	$1,187,248	$1,031,645	982,919
PSF PGIM Government Income (formerly, Government Income)	PGIM Fixed Income	$493,241	$469,227	460,981
PSF PGIM High Yield Bond (formerly, High Yield Bond)	PGIM Fixed Income	$1,242,055	$1,266,288	1,247,882
PSF PGIM Jennison Growth (formerly, Jennison)	Jennison	$5,826,878	$4,743,727	4,713,313
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	Jennison	$635,312	$619,410	726,371
PSF PGIM Government Money Market (formerly, Government Money Market)	PGIM Fixed Income	$314,386	$278,058	275,647
PSF Natural Resources (formerly, Natural Resources)	AllianzGI US	$816,511	$909,412	995,158
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	QMA	$1,822,653	$2,063,994	2,263,428
PSF Stock Index (formerly, Stock Index)	QMA	$7,202,401	$6,447,219	6,077,109
PSF PGIM Jennison Value (formerly, Value)	Jennison	$2,489,516	$2,723,045	2,847,494
PSF International Growth (formerly, SP International Growth)	William Blair	$74,551	$68,280	68,485
	NBIA	$95,645	$88,050	99,813
	Jennison	$104,593	$95,027	94,136
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	Jennison*	None	None	746,313
	JPMorgan**	$1,128,864	$955,367	None
PSF Small-Cap Value (formerly, SP Small-Cap Value)	GSAM	$846,853	$917,105	919,146
*No longer a subadviser to the Portfolio.
**JPMorgan became subadviser to the Portfolio effective January 28, 2019.
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for day-to-day portfolio management as of the Trust's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year.

 24

PSF PGIM 50/50 Balanced Portfolio (formerly, Conservative Balanced Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Fixed Income	Richard Piccirillo	28/$93,276,131,047	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	Michael J. Collins, CFA	19/$95,635,229,085	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Gregory Peters	30/$95,227,524,290	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$18,498,911,242	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
QMA*	John Moschberger, CFA	7/$6,519,272,097	17/$11,941,547,999	0/$0	None
	Edward F. Keon Jr.	30/$63,163,783,678	3/$1,808,333,546	11/$838,796,199	None
	Joel Kallman, CFA	31/$63,611,389,708	3/$1,808,333,546	12/$1,248,456,357	None
	Stacie Mintz, CFA	21/$9,397,949,814	28/$16,140,898,391	33/$5,105,508,696 11/$2,723,136,237	None
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
PSF PGIM Total Return Bond Portfolio (formerly, Diversified Bond Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Fixed Income	Robert Tipp, CFA	28/$99,217,391,167	21/$30,677,021,457 1/$1,132,366,224	83/$60,723,785,244 8/$5,489,890,541	None
	Michael J. Collins, CFA	19/$95,383,791,114	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Richard Piccirillo	28/$93,024,693,077	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	Gregory Peters	30/$94,976,086,319	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None

PSF PGIM Jennison Blend Portfolio (formerly, Equity Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
Jennison	Blair A. Boyer	15/$78,011,058,000 1/$12,034,547,000	7/$5,376,359,000	29/$9,781,557,000	None
	Spiros “Sig” Segalas	12/$61,798,114,000	3/$1,475,480,000	2/$954,025,000	None
	Kathleen A. McCarragher	20/$80,115,350,000 1/$12,034,547,000	8/$6,213,840,000	6/$1,112,986,000	None
	Natasha Kuhlkin, CFA	16/$64,342,760,000	11/$6,591,695,000	21/$2,798,449,000	None
	Rebecca Irwin	15/$22,596,182,000	6/$4,100,072,000	11/$1,904,387,000	None
	Warren N. Koontz, Jr., CFA	9/$4,179,023,000	1/$230,360,000	None	None
	Joseph C. Esposito, CFA	8/$3,193,551,000	1/$230,360,000	None	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
PSF PGIM Flexible Managed Portfolio (formerly, Flexible Managed Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Fixed Income	Richard Piccirillo	28/$92,931,252,511	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	Michael J. Collins, CFA	19/$95,290,350,549	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Gregory Peters	30/$94,882,645,754	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None

25

PSF PGIM Flexible Managed Portfolio (formerly, Flexible Managed Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
	Lindsay Rosner, CFA	20/$18,154,032,706	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
QMA*	Edward F. Keon Jr.	30/$61,876,382,815	3/$1,808,333,546	11/$838,796,199	None
	Joel Kallman, CFA	31/$62,323,988,844	3/$1,808,333,546	12/$1,248,456,357	None
	Stacie Mintz, CFA	14/$11,242,882,260	10/$2,727,231,344	34/$4,566,002,959 6/$1,846,715,010	None
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
PSF Global Portfolio (formerly, Global Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC	Brian Ahrens	18/$60,854,463,506	None	None	None
	Andrei O. Marinich, CFA	18/$60,854,463,506	None	None	None
	Todd L. Kerin	18/$60,854,463,506	None	None	None
	Saleem Z. Banatwala	12/$21,075,362,258	None	None	None
LSV	Menno Vermeulen, CFA	38/$21,488,218,338	64/$24,598,664,172 7/$1,855,443,902**	367/$57,990,046,744 63/$12,143,532,049	None
	Josef Lakonishok, Ph.D.	38/$21,488,218,338	64/$24,598,664,172 7/$1,855,443,902**	367/$57,990,046,744 63/$12,143,532,049	None
	Puneet Mansharamani, CFA	38/$21,488,218,338	64/$24,598,664,172 7/$1,855,443,902**	367/$57,990,046,744 63/$12,143,532,049	None
	Greg Sleight	38/$21,488,218,338	64/$24,598,664,172 7/$1,855,443,902**	367/$57,990,046,744 63/$12,143,532,049	None
	Guy Lakonishok, CFA	38/$21,488,218,338	64/$24,598,664,172 7/$1,855,443,902**	367/$57,990,046,744 63/$12,143,532,049	None
Brown Advisory	Kenneth M. Stuzin, CFA	8/$10,615,395,472	2/$2,672,712,917	408/$6,135,358,706 3/$411,101,881	None
T. Rowe Price	Heather K. McPherson	5/$12,405,901,604	11/$2,455,256,495	18/$4,644,505,811	None
	Mark S. Finn, CFA, CPA	10/$49,880,312,932	17/$32,594,262,077	22/$6,092,983,594	None
	John D. Linehan, CFA	18/$38,644,271,836	20/$15,248,014,279	26/$6,446,767,471	None
William Blair	Simon Fennell	10/$9,129,293,650	18/$4,975,797,969	47/$13,411,270,587	None
	Kenneth J. McAtamney	10/$8,914,474,000	23/$4,897,426,222	45/$14,154,222,652	None
QMA*	Marcus Perl	31/$63,810,602,689	3/$1,808,333,546	12/$1,248,456,357	None
	Edward F. Keon Jr.	30/$63,362,996,659	3/$1,808,333,546	11/$838,796,199	None
	Joel Kallman, CFA	31/$63,810,602,689	3/$1,808,333,546	12/$1,248,456,357	None
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
** These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
PSF PGIM Government Income Portfolio (formerly, Government Income Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Fixed Income	Robert Tipp, CFA	28/$100,264,082,710	21/$30,677,021,457 1/$1,132,366,224	83/$60,723,785,244 8/$5,489,890,541	None
	Craig Dewling	38/$102,706,990,828	24/$36,299,440,130 6/$4,335,162,643	184/$130,403,449,127 9/$6,622,256,766	None

 26

PSF PGIM Government Income Portfolio (formerly, Government Income Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
	Mick Meyler	35/$13,236,332,042	20/$9,343,110,716 6/$4,335,162,643	154/$51,286,119,355 7/$1,099,472,976	None
	Scott Donnelly, CFA	44/$12,923,696,349	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None
	Gary Wu, CFA	32/$12,923,696,349	17/$9,220,267,627 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

PSF PGIM High Yield Bond Portfolio (formerly, High Yield Bond Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Fixed Income	Robert Cignarella, CFA	11/$30,487,056,709	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Robert Spano, CFA, CPA	10/$30,121,280,813	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Ryan Kelly, CFA	10/$30,121,280,813	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Brian Clapp, CFA	10/$30,121,280,813	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Daniel Thorogood, CFA	30/$37,616,851,602	29/$10,547,673,364 1/$26,670,928	135/$25,021,494,998 9/$1,292,960,180	None

PSF PGIM Jennison Growth Portfolio (formerly, Jennison Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
Jennison	Spiros “Sig” Segalas	12/$61,678,767,000	3/$1,475,480,000	2/$954,025,000	None
	Michael A. Del Balso	6/$16,326,116,000	5/1,425,818,000	2/$500,181,000	None
	Kathleen A. McCarragher	20/$79,996,003,000 1/$12,034,547,000	8/$6,213,840,000	6/$1,112,986,000	None
	Blair Boyer	15/$77,891,711,000 1/$12,034,547,000	7/$5,376,359,000	29/$9,781,557,000	None
	Natasha Kuhlkin, CFA	16/$64,223,414,000	11/$6,591,695,000	21/$2,798,449,000	None
	Rebecca Irwin	15/$22,476,836,000	6/$4,100,072,000	11/$1,904,387,000	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
PSF PGIM Jennison Focused Blend Portfolio (formerly, Jennison 20/20 Focus Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
Jennison	Spiros “Sig” Segalas	12/$64,906,498,000	3/$1,475,480,000	2/$954,025,000	None
	Kathleen A. McCarragher	20/$83,223,734,000 1/$12,034,547,000	8/$6,213,840,000	6/$1,112,986,000	None
	Natasha Kuhlkin, CFA	16/$67,451,145,000	11/$6,591,695,000	21/$2,798,449,000	None
	Rebecca Irwin	15/$25,704,567,000	6/$4,100,072,000	11/$1,904,387,000	None
	Warren N. Koontz, Jr., CFA	9/$6,532,405,000	1/$230,360,000	None	None
	Joseph C. Esposito, CFA	8/$5,546,933,000	1/$230,360,000	None	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
PSF Natural Resources Portfolio (formerly, Natural Resources Portfolio)
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
Allianz Global Investors U.S. LLC	Paul D. Strand, CFA	0/$0	0/$0	0/$0	None
	David Finger, CFA	0/$0	2/$740,000,000	0/$0	None

27

PSF Small-Cap Stock Index Portfolio (formerly, Small Capitalization Stock Portfolio)
Subadviser	Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
QMA*	John W. Moschberger, CFA	7/$7,269,829,839	17/$11,941,547,999	0/$0	None
	Edward Louie	5/$7,250,918,972	13/$10,240,844,095	0/$0	None
	Edward J. Lithgow, CFA	22/$9,313,569,687	3/$14,668,779,344	34/$4,566,002,959 6/$1,846,715,010	None
	Stacie Mintz, CFA	5/$5,213,624,393	28/$16,140,898,391	33/$5,105,508,696 11/$2,723,136,237	None
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
PSF Stock Index Portfolio (formerly, Stock Index Portfolio)
Subadviser	Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
QMA*	John Moschberger, CFA	7/$2,880,897,800	17/$11,941,547,999	0/$0	None
	Edward Louie	5/$2,861,986,933	13/$10,240,844,095	0/$0	None
	Edward J. Lithgow, CFA	22/$4,924,637,648	27/$14,668,779,344	34/$4,566,002,959 6/$1,846,715,010	None
	Stacie Mintz, CFA	5/$5,213,624,393	28/$16,140,898,391	33/$5,105,508,696 11/$2,723,136,237	None

PSF PGIM Jennison Value Portfolio (formerly, Value Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
Jennison	Warren N. Koontz, Jr., CFA	9/$5,246,946,000	1/$230,360,000	None	None
	Joseph C. Esposito, CFA	8/$4,261,474,000	1/$230,360,000	None	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
PSF International Growth Portfolio (formerly, SP International Growth Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC	Brian Ahrens	18/$62,128,033,838	None	None	None
	Andrei O. Marinich, CFA	18/$62,128,033,838	None	None	None
	Todd L. Kerin	18/$62,128,033,838	None	None	None
	Saleem Z. Banatwala	12/$22,348,932,590	None	None	None
William Blair	Simon Fennell	10/$9,320,732,478	18/$4,975,797,969	47/$13,411,270,587	None
	Kenneth J. McAtamney	10/$9,105,912,828	23/$4,897,426,222	45/$14,154,222,652	None
NBIA	Benjamin Segal, CFA*	4/$2,721	5/$586	699/$3,455	None
	Elias Cohen, CFA	4/$2,721	5/$586	11/$2,844	None
	Thomas Hogan, CFA	None	None	None	None
Jennison	Mark Baribeau, CFA	4/$11,809,505,000	8/$4,651,859,000	20/$5,244,196,000** 5/$1,627,138,000	None
	Thomas Davis	3/$11,699,754,000	8/$4,651,859,000	20/5,244,196,000** 5/$1,627,138,000	None
* Mr. Segal has announced his intention to retire on or about June 30, 2021.
** Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
PSF Mid-Cap Growth Portfolio (formerly, SP Prudential U.S. Emerging Growth Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
J.P. Morgan Investment Management, Inc.	Timothy Parton	13/$29,619,661	10/$10,211,093	15/$2,388,887	None
	Felise L. Agranoff	15/$36,478,858	6/$4,296,765	14/$2,345,189	None

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PSF Small-Cap Value Portfolio (formerly, SP Small-Cap Value Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
GSAM	Sally Pope Davis	7/$6,733	-	14/$2,749	None
	Robert Crystal	7/$6,733	-	14/$2,749	None
	Sean A. Butkus, CFA	7/$6,733	-	14/$2,749	None
Notes to Portfolio Manager Other Account Tables:
NBIA
*Other Accounts include separate accounts, subadvised accounts and managed accounts (WRAP).
Jennison
*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
QMA
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
PGIM Fixed Income
“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds, non-US mutual funds, and collateralized debt obligation vehicles. For PGIM Fixed Income, “Other Accounts” includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.
—Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
Allianz Global Investors U.S. LLC
COMPENSATION. AllianzGI US’s compensation system is designed to support its corporate values and culture. While AllianzGI US acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of compensation at AllianzGI US are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.
The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AllianzGI US over the three year period of the award.

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The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AllianzGI US funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.
Assuming an annual deferral of 33% over a three year period, a typical member of AllianzGI US’s staff will have roughly one year’s variable compensation (3x33%) as a deferred component “in the bank.” Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.
There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.
In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.
POTENTIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.
AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
■
The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
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The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
■
The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between a performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

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A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Subadviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.
Brown Advisory, LLC
COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.
CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.
Goldman Sachs Asset Management, L.P.
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance, including in consideration of certain qualitative factors such as risk management, judgment, compliance and conduct; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are compensated, in part, for

31

their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3-, and 5-year time horizons.
The benchmark for PSF SP Small-Cap Value Portfolio is the Russell 2000® Value Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
OTHER COMPENSATION. In addition to base salary and year-end discretionary variable compensation, the Firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your Fund and will, under certain circumstances, limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is expected that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs will still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial

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services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your Fund or who engage in transactions with or for your Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Jennison Associates LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
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One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value).  Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
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The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
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Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
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Long only accounts/long-short accounts : Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively

33

derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
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Investments at different levels of an issuer’s capital structure:To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
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Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
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Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
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Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

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J.P. Morgan Investment Management, Inc. (JPMorgan)
POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the

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participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
PORTFOLIO MANAGER COMPENSATION. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific und(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
LSV Asset Management (LSV)
PORTFOLIO MANAGER COMPENSATION. The Portfolio Managers’ compensation consists of a salary and discretionary bonus. Each of the Portfolio Managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.
POTENTIAL CONFLICTS. The same team of Portfolio Managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment

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opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially filled block trades to confirm consistency with LSV’s policies and procedures.
Neuberger Berman Investment Advisers LLC (NBIA)
COMPENSATION. NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman organization (NB). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.
The terms of NBIA’s long-term retention incentives are as follows:
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.
Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.
Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.
CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in

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“joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
PGIM, Inc. (PGIM)
COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
1.
business initiatives;
2.
the number of investment professionals receiving a bonus and related peer group compensation;
3.
financial metrics of the business relative to those of appropriate peer groups; and
4.
investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

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Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to more closely align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The chief investment officer/head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
POTENTIAL CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells, a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. As a result, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or

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determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure – There are times when PGIM Fixed Income invests, client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when, PGIM Fixed Income invest, client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell, investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions;

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(iv) portfolio turnover; and (v) metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests, client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit both PGIM Fixed Income and its affiliate through increasing assets under management and fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates PGIM Fixed Income affiliates provide, initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provides “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates.
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities, the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
At times, PGIM Fixed Income is, restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts. In certain instances, PGIM Fixed Income’s ability to buy or sell or transact will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analysis regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients).
PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought, with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants
Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:

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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA)can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
Conflicts Related to Securities Lending and Reverse Repurchse Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons

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of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
PGIM Investments LLC (PGIM Investments)
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
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Attract and reward highly qualified employees
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Align with critical business goals and objectives
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Link to the performance results relevant to the business segment and Prudential
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Retain top performers
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Pay for results and differentiate levels of performance
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Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1∕3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

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QMA LLC (QMA)
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by QMA) or the value of the assets of a fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.
CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
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Elimination of the conflict;
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Disclosure of the conflict; or
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Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
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Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
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Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
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Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
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Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
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Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically

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deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
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Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
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Securities of the Same Kind or Class. QMA sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, QMA’s trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, QMA's trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.
How QMA Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interests.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA's investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s Trade Management Oversight Committee, which consists of senior members of QMA’s management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.
With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
Conflicts Related to QMA’s Affiliations.
Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and QMA may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to QMA, Prudential or QMA's clients if such thresholds are exceeded. In

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addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. QMA’s trading of Prudential Financial common stock for its clients’ portfolios also presents a conflict of interest and, consequently, QMA does so only when permitted by its clients.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to QMA’s Multi-Asset Class Services. QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, QMA will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.
QMA’s affiliates can have an incentive to seek to influence QMA’s asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines. QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates. QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA’s affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.
Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between the advised

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accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA's Trade Management Oversight Committee.
Conflicts Related to Service Providers. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.
T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd.
T. Rowe Price Japan, Inc.
T. Rowe Price Hong Kong Limited
T. Rowe Price Singapore Private Ltd. (collectively, T. Rowe Price)
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

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The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
William Blair Investment Management, LLC (William Blair)
COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: “to achieve success for its clients.” The Fund's portfolio managers are partners of William Blair, and their compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. Each portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and each portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by each portfolio manager, including the Fund.
CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair also has adopted a Code of Ethics which requires employees to act solely in the best interest of clients and imposes certain restrictions on the ability of its employees to engage in personal securities transactions for their own accounts.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp. (BNY), 240 Greenwich St, New York, New York 10007 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 served as the independent registered public accounting firm for the Portfolios for the fiscal year ended December 31, 2020, and in that capacity will audit the annual financial statements for the Portfolios for the next fiscal year. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for the fiscal year ended December 31, 2019.
TRANSFER AGENT. The transfer agent for the Trust is Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS compensates BNYAS for such services.

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SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), serves as the securities lending agent for the Trust, and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust on behalf of each Portfolio and GSAL.
As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from each Portfolio’s portfolio. GSAL is responsible for the administration and management of each Portfolio’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Portfolio’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Portfolio’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by each Portfolio for lending securities.
The table below sets forth, for each Portfolio’s most recently completed fiscal year, the Portfolio’s gross income received from securities lending activities, the fees and/or other compensation paid by the Portfolio for securities lending activities, and the net income earned by the Portfolio for securities lending activities. The table below also discloses any other fees or payments incurred by each Portfolio resulting from lending securities.
Securities Lending Activities
	PSF Global Portfolio	PSF International Growth Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio	PSF PGIM Government Income Portfolio
Gross Income from securities lending activities	$387,424	$28,570	$387,989	$727,212	$745,858	$1,098,143	$90,449
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(16,747)	$(1,362)	$(15,643)	$(64,061)	$(26,125)	$(36,454)	$(2,881)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(23,875)	$(2,784)	$(32,817)	$(19,475)	$(62,866)	$(90,322)	$(13,772)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(190,338)	$(12,178)	$(198,322)	$(67,941)	$(418,782)	$(642,549)	$(47,864)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(230,960)	$(16,324)	$(246,782)	$(151,477)	$(507,773)	$(769,325)	$(64,517)
Net Income from securities lending activities	$156,464	$12,246	$141,207	$575,735	$238,085	$328,818	$25,932

Securities Lending Activities
	PSF PGIM High Yield Bond Portfolio	PSF PGIM Jennison Blend Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small-Cap Stock Index Portfolio
Gross Income from securities lending activities	$781,769	$2,324,108	$45,975	$1,742,409	$512,114	$329,866	$1,683,083
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(29,010)	$(99,546)	$(1,834)	$(60,584)	$(19,760)	$(11,795)	$(98,222)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(88,905)	$(211,540)	$(4,608)	$(153,801)	$(47,506)	$(38,059)	$(115,696)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—

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Securities Lending Activities
	PSF PGIM High Yield Bond Portfolio	PSF PGIM Jennison Blend Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small-Cap Stock Index Portfolio
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(401,980)	$(1,117,390)	$(23,057)	$(939,871)	$(267,025)	$(173,592)	$(582,791)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(519,895)	$(1,428,476)	$(29,499)	$(1,154,256)	$(334,291)	$(223,446)	$(796,709)
Net Income from securities lending activities	$261,874	$895,632	$16,476	$588,153	$177,823	$106,420	$886,374

Securities Lending Activities
	PSF Small-Cap Value Portfolio	PSF Stock Index Portfolio
Gross Income from securities lending activities	$134,153	$2,751,574
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(6,017)	$(89,710)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(11,975)	$(222,989)
Administrative fees not included in revenue split	$—	$—
Indemnification fee not included in revenue split	$—	$—
Rebate (paid to borrower)	$(61,514)	$(1,621,531)
Other fees not included in revenue split (specify)	$—	$—
Aggregate fees/compensation for securities lending activities	$(79,506)	$(1,934,230)
Net Income from securities lending activities	$54,647	$817,344
INFORMATIOn ON DISTRIBUTION ARRANGEMENTS
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.
The Trust has adopted a distribution plan under Rule 12b-1 of the 1940 Act covering Class II and Class III shares (each a Plan, and together, the Plans). These 12b-1 fees do not apply to Class I shares. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II and Class III shares, advertising expenses, indirect and overhead costs of the Trust's underwriter associated with the sale of the applicable Class. Under the Plans, the Trust pays PIMS 0.25% of the average net assets of the applicable Class.
The Class II Plan and the Class III Plan will continue in effect from year to year, upon annual approval by a vote of the Trust's Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plans (the 12b-1 Trustees). Each Plan may be terminated at any time, without penalty, by the vote of a majority of the 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable Class. Each Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.
The chart below shows, for the last fiscal year, the amounts received by PIMS in distributing Class II and Class III shares of the Portfolios. PIMS spent all of the amounts received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II and/or Class III shares.
Amounts Received by PIMS
Portfolio	$ Amount
PSF PGIM Jennison Blend (formerly, Equity)	4,236
PSF PGIM Jennison Growth (formerly, Jennison)	181,094

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Amounts Received by PIMS
Portfolio	$ Amount
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	293,579
PSF PGIM Government Money Market (formerly, Government Money Market)	0*
PSF Natural Resources (formerly, Natural Resources)	93,917
PSF PGIM Jennison Value (formerly, Value)	19,811
PSF International Growth (formerly, SP International Growth)	360
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	913
*In order to support the income yield, PIMS has voluntarily undertaken to waive the distribution and service (12b-1) fees of the PSF PGIM Government Money Market Portfolio Class III shares such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. During the year ended December 31, 2020, PIMS waived $52,911 as a result of this voluntary agreement.
ADMINISTRATION AGREEMENT. The Trust has entered into an administration agreement with PGIM Investments with respect to Class II shares of each Portfolio. Pursuant to the agreement PGIM Investments is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PGIM Investments under the agreement, the Trust pays PGIM Investments a fee at an annual rate of 0.15% of the average daily net assets of Class II shares of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three fiscal years:
Administration Fees Paid by the Trust
Portfolio	2020	2019	2018
PSF PGIM Jennison Blend (formerly, Equity)	$2,542	$2,438	$2,742
PSF PGIM Jennison Growth (formerly, Jennison)	$108,657	$96,319	104,278
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	$176,148	$177,136	221,127
PSF Natural Resources (formerly, Natural Resources)	$56,351	$75,098	77,990
PSF PGIM Jennison Value (formerly, Value)	$11,887	$11,073	10,758
PSF International Growth (formerly, SP International Growth)	$216	$200	216
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	$548	$859	880
PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Investment Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of the Trust’s shares.
The Investment Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Manager” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Manager and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Manager and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.

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In placing orders for portfolio securities of the Trust, the Investment Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Manager’s knowledge of the financial stability of the firms; the Investment Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
Unless prohibited by applicable law, such as the European Union’s Markets in Financial Instruments Directive (MiFID II) as described below, when the Investment Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Manager’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Manager believes provide a benefit to the Trust and its other clients. The Investment Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
Under MiFID II, which became effective January 3, 2018, investment managers that are regulated under MiFID II, including certain investment managers, are no longer able to use soft dollars to pay for research from brokers.  Investment managers that are regulated under MiFID II are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through “research payment accounts” that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution.  MiFID II limits the ability of certain investment managers to pay for research using soft dollars in various circumstances.  MiFID II’s research requirements present various compliance and operational considerations for investment managers and broker-dealers serving clients in both the United States and the European Union, and the investment managers have adopted a variety of approaches to complying with the MiFID II requirements.
When the Investment Manager deems the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future, in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11-(a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for a Portfolio unless the Portfolio or the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to

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such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or hold may be affected by options written or held by the Investment Manager and other investment advisory clients of the Investment Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Trust participates in a voluntary commission recapture program available through Capital Institutional Services, Inc. (CAPIS). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.
The tables below set forth information concerning the payment of brokerage commissions by the Portfolios, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years as applicable:
Total Brokerage Commissions Paid by the Portfolios
Portfolio	2020	2019	2018
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	$75,387	$75,437	$108,227
PSF PGIM Total Return Bond (formerly, Diversified Bond)	$98,475	$111,211	147,417
PSF PGIM Jennison Blend (formerly, Equity)	$2,012,840	$1,505,128	1,585,749
PSF PGIM Flexible Managed (formerly, Flexible Managed)	$4,777,836	$5,697,402	7,454,572
PSF Global (formerly, Global)	$280,789	$210,842	245,953
PSF PGIM Government Income (formerly, Government Income)	$18,902	$19,404	24,005
PSF PGIM High Yield Bond (formerly, High Yield Bond)	$6,042	$3,909	4,876
PSF PGIM Jennison Growth (formerly, Jennison)	$756,023	$586,949	535,344
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	$117,720	$79,796	75,359
PSF Natural Resources (formerly, Natural Resources)	$801,368	$815,124	869,181
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	$18,351	$14,519	10,717
PSF Stock Index (formerly, Stock Index)	$27,325	$27,787	25,605
PSF PGIM Jennison Value (formerly, Value)	$464,658	$534,264	478,529
PSF International Growth (formerly, SP International Growth)	$63,529	$43,326	59,682
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	$88,340	$62,943	99,468
PSF Small-Cap Value (formerly, SP Small-Cap Value)	$238,518	$178,876	180,321

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2020
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
PSF Global (formerly, Global)	William Blair & Company LLC	$1,031	0.37%	0.00%

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2019
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
PSF International Growth (formerly, SP International Growth)	William Blair & Company LLC	$14.14	0.03%	0.00%
PSF PGIM Jennison Blend (formerly, Equity)	William Blair & Company LLC	$256.20	0.02%	0.00%

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2018
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
PSF Small-Cap Value (formerly, SP Small-Cap Value)	Goldman Sachs & Co.	$1,782	0.99%	0.37%

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Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2017
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
PSF Small-Cap Value (formerly, SP Small-Cap Value)	Goldman Sachs & Co.	$5,624	2.45%	0.66%
The below table shows the Portfolio's portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund name	2020	2019
PSF PGIM 50/50 Balanced Portfolio (formerly, Conservative Balanced Portfolio)	75%	90%
PSF PGIM Total Return Bond Portfolio (formerly, Diversified Bond Portfolio)	35%	48%
PSF PGIM Jennison Blend Portfolio (formerly, Equity Portfolio)	62%	43%
PSF PGIM Flexible Managed Portfolio (formerly, Flexible Managed Portfolio)	120%	125%
PSF Global Portfolio (formerly, Global Portfolio)	34%	26%
PSF PGIM Government Income Portfolio (formerly, Government Income Portfolio)	150%	269%
PSF PGIM High Yield Bond Portfolio (formerly, High Yield Bond Portfolio)	61%	58%
PSF PGIM Jennison Growth Portfolio (formerly, Jennison Portfolio)	56%	41%
PSF PGIM Jennison Focused Blend Portfolio (formerly, Jennison 20/20 Focus Portfolio)	82%	61%
PSF Natural Resources Portfolio (formerly, Natural Resources Portfolio)	136%	132%
PSF Small-Cap Stock Index Portfolio (formerly, Small Capitalization Stock Portfolio)	18%	19%
PSF Stock Index Portfolio (formerly, Stock Index Portfolio)	4%	3%
PSF PGIM Jennison Value Portfolio (formerly, Value Portfolio)	32%	25%
PSF International Growth Portfolio (formerly, SP International Growth Portfolio)	44%	26%
PSF Mid-Cap Growth Portfolio (formerly, SP Prudential U.S. Emerging Growth Portfolio)	63%	106%
PSF Small-Cap Value Portfolio (formerly, SP Small-Cap Value Portfolio)	69%	56%
ADDITIONAL INFORMATION
TRUST HISTORY. The Prudential Series Fund, Inc. (PSF Maryland) was incorporated under Maryland law on November 15, 1982. PSF Maryland was reorganized into the Trust as of January 2, 2006. The Trust was organized as a Delaware statutory trust under Delaware law on September 9, 2005.
Effective on or about September 12, 2016, the Money Market Portfolio was renamed as the Government Money Market Portfolio.
Effective on or about April 26, 2021, the Conservative Balanced Portfolio was renamed the PSF PGIM 50/50 Balanced Portfolio; the Diversified Bond Portfolio was renamed the PSF PGIM Total Return Bond Portfolio; the Equity Portfolio was renamed the PSF PGIM Jennison Blend Portfolio; the Flexible Managed Portfolio was renamed the PSF PGIM Flexible Managed Portfolio; the Global Portfolio was renamed the PSF Global Portfolio; the Government Income Portfolio was renamed the PSF PGIM Government Income Portfolio; the High Yield Bond Portfolio was renamed the PSF PGIM High Yield Portfolio; the Jennison Portfolio was renamed the PSF PGIM Jennison Growth Portfolio; the Jennison 20/20 Focus Portfolio was renamed the PSF PGIM Jennison Focused Blend Portfolio; the Government Money Market Portfolio was renamed the PSF PGIM Government Money Market Portfolio; the Natural Resources Portfolio was renamed the PSF Natural Resources Portfolio; the Small Capitalization Portfolio was renamed the PSF Small-Cap Stock Index Portfolio; the Stock Index Portfolio was renamed the PSF Stock Index Portfolio; the Value Portfolio was renamed the PSF PGIM Jennison Value Portfolio; the SP International Growth Portfolio was renamed the PSF International Growth Portfolio; the SP Prudential U.S. Emerging Growth Portfolio was renamed the PSF Mid-Cap Growth Portfolio; and the SP Small-Cap Value Portfolio was renamed the PSF Small-Cap Value Portfolio.
DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Trust is divided into 17 separate Portfolios and the Portfolios are divided into two or three classes, as set forth below:
■
PSF PGIM 50/50 Balanced Portfolio—Class I
■
PSF PGIM 50/50 Balanced Portfolio—Class III
■
PSF PGIM Total Return Bond Portfolio—Class I
■
PSF PGIM Total Return Bond Portfolio—Class III
■
PSF PGIM Jennison Blend Portfolio—Class I
■
PSF PGIM Jennison Blend Portfolio—Class II
■
PSF PGIM Jennison Blend Portfolio—Class III
■
PSF PGIM Flexible Managed Portfolio—Class I

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■
PSF PGIM Flexible Managed Portfolio—Class III
■
PSF Global Portfolio—Class I
■
PSF Global Portfolio—Class III
■
PSF PGIM Government Income Portfolio—Class I
■
PSF PGIM Government Income Portfolio—Class III
■
PSF PGIM High Yield Bond Portfolio—Class I
■
PSF PGIM High Yield Bond Portfolio—Class III
■
PSF PGIM Jennison Growth Portfolio—Class I
■
PSF PGIM Jennison Growth Portfolio—Class II
■
PSF PGIM Jennison Growth Portfolio—Class III
■
PSF PGIM Jennison Focused Blend Portfolio—Class I
■
PSF PGIM Jennison Focused Blend Portfolio—Class II
■
PSF PGIM Jennison Focused Blend Portfolio—Class III
■
PSF PGIM Government Money Market Portfolio—Class I
■
PSF PGIM Government Money Market Portfolio—Class III
■
PSF Natural Resources Portfolio—Class I
■
PSF Natural Resources Portfolio—Class II
■
PSF Natural Resources Portfolio—Class III
■
PSF Small-Cap Stock Index Portfolio—Class I
■
PSF Small-Cap Stock Index Portfolio—Class III
■
PSF Stock Index Portfolio—Class I
■
PSF Stock Index Portfolio—Class III
■
PSF PGIM Jennison Value Portfolio—Class I
■
PSF PGIM Jennison Value Portfolio—Class II
■
PSF PGIM Jennison Value Portfolio—Class III
■
PSF International Growth Portfolio—Class I
■
PSF International Growth Portfolio—Class II
■
PSF Mid-Cap Growth Portfolio—Class I
■
PSF Mid-Cap Growth Portfolio—Class II
■
PSF Mid-Cap Growth Portfolio—Class III
■
PSF Small-Cap Value Portfolio—Class I
Note: Although each Portfolio of the Trust may offer Class I, Class II and/or Class III shares, at present only certain Portfolios of the Trust offer Class II shares and Class III shares, as identified in the Trust's Prospectus.
Each class of shares of beneficial interest of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class I shares are not subject to distribution fees or administration fees; (2) Class II shares are subject to distribution fees and administration fees; (3) Class III shares are subject to distribution fees; (4) each share class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (5) each share class is offered to a limited group of investors.
The shares of beneficial interest of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of beneficial interest of each class is equal as to earnings, assets, and voting privileges. Class II bears the expenses related to the distribution and administration of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders will be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees or administration fees. Class III bears the expenses related to the distribution of its shares. Since Class III shares bear distribution expenses, the liquidation proceeds to Class III shareholders will be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.

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PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares or 25% or more of a Portfolio’s outstanding shares as of March 16, 2021. As of March 16, 2021, the Trustees and Officers of the Trust, as a group, owned less than 1% of each class of a Portfolio’s outstanding shares of beneficial interest of the Trust.
Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
PSF PGIM 50/50 Balanced (formerly, Conservative Balanced)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	35,945,663.935	47.0244
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	25,034,599.31	32.7505
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,213,858.297	9.4372
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,283,453.87	6.9119
PSF PGIM Total Return Bond (formerly, Diversified Bond)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	33,146,732.81	40.6009
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	22,138,073.56	27.1166
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	10,636,451.78	13.0284
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,175,666.87	8.7894
PSF PGIM Jennison Blend (formerly, Equity)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	33,864,280.577	49.4031
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	19,375,495.613	28.266
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,262,867.10	7.6778

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,176,910.19	7.5524
	GREAT WEST LIFE & ANNUITY INS CO FBO SCHWAB ANNUITIES 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	II	21,415.89	85.8105
	GREAT-WEST LIFE & ANNUITY GWNY VARIABLE ANNUITY 1 SELECT 8515 EAST ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	II	1,399.96	5.6094
	GREAT-WEST LIFE & ANNUITY FBO VARIABLE ANNUITY 1 SELECT 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	II	1,339.62	5.3677
PSF PGIM Flexible Managed (formerly, Flexible Managed)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	50,212,817.166	42.6577
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	45,084,418.897	38.3009
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	11,705,775.72	9.9445
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,561,447.06	6.4237
PSF Global (formerly, Global)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	19,633,739.96	69.2869
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,572,524.48	16.1363
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,565,905.69	5.526
PSF PGIM Government Income (formerly, Government Income)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,016,969.24	42.1957

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	6,315,649.57	37.9784
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,878,025.23	11.2933
PSF PFIM Government Money Market (formerly, Government Money Market)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	48,472,619.09	63.5432
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	9,410,543.20	12.3364
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,744,275.02	10.152
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,015,387.07	6.5747
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	III	11,239,714.10	99.9911
PSF PGIM High Yield Bond (formerly, High Yield Bond)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	28,059,739.63	32.937
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	27,247,938.19	31.9841
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	18,022,734.43	21.1554
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,784,282.04	5.6159
	PRUCO LIFE INSURANCE COMPANYPLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,582,876.09	5.3795

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
PSF PGIM Jennison Growth (formerly, Jennison)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	11,888,018.281	47.0746
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,220,791.93	28.5932
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,887,707.78	11.4349
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,787,456.74	7.078
	THE OHIO NATIONAL LIFE INS CO FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	II	556,507.19	80.8018
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	82,445.52	11.9706
PSF PGIM Jennison Focused Blend (formerly, Jennison 20/20 Focus)	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	818,273.41	47.677
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	673,837.05	39.2613
	THE OHIO NATIONAL LIFE INS CO FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	II	1,846,604.42	70.022
	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	II	544,122.06	20.6328
PSF Natural Resources (formerly, Natural Resources)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	8,395,964.45	65.9385
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,449,950.32	19.2409

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,364,883.87	10.7192
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	781,523.69	70.2502
	GE LIFE OF NY C/F ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	92,335.11	8.2999
	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	II	76,920.28	6.9143
	AXA EQUITABLE LIFE SEPARATE ACCOUNT FP C/O BRIAN WALSH 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0105	II	71,633.19	6.439
PSF Small-Cap Stock Index (formerly, Small Capitalization Stock)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	9,698,609.48	54.3785
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	3,803,922.99	21.328
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,027,977.98	11.3705
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,489,226.67	8.3499
PSF Stock Index (formerly, Stock Index)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	20,473,415.332	31.917
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	18,875,955.796	29.4267
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	13,432,825.054	20.9411

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,822,649.53	7.5183
PSF PGIM Jennison Value (formerly, Value)	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	18,415,991.55	50.7125I
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,676,656.26	21.1394
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,724,160.36	13.009
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	3,689,904.12	10.161
	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	II	218,496.93	89.2819
	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	II	12,754.42	5.2117
PSF International Growth (formerly, SP International Growth)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,277,005.68	51.2527
	PRUCO LIFE INSURANCE COMPANYPLAZ ANNUITYATTN SEPARATE ACCOUNTS 7TH FLOOR213 WASHINGTON STNEWARK NJ 07102-0000	I	2,547,642.89	30.5292
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	537,961.38	6.4466
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	454,663.21	5.4484
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	II	9,561.33	56.1064
	SEPARATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DRIVE PO BOX 9000 NEWPORT BEACH CA 926600000	II	5,522.77	32.4079

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	II	1,957.33	11.4857
PSF Mid-Cap Growth (formerly, SP Prudential U.S. Emerging Growth)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	8,587,591.68	62.1102
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	3,861,385.13	27.9277
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,028,667.17	7.4399
	MIDLAND NATIONAL LIFE INSURANCE CO SEPERATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1144	II	9,271.53	81.6529
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	1,072.79	9.4479
	SEPARATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DRIVE PO BOX 9000 NEWPORT BEACH CA 926600000	II	1,010.49	8.8992
PSF Small-Cap Value (formerly, SP Small-Cap Value)	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,529,753.51	63.3954
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,299,417.13	26.3615
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	629,232.99	7.2138
FINANCIAL STATEMENTS
The financial statements of the Trust for the fiscal year ended December 31, 2020 have been incorporated into this SAI by reference to the annual reports to shareholders. Such financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports thereon are included in the Trust’s annual reports to shareholders. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017-6204. The financial statements for the fiscal year ended December 31, 2019, which are also incorporated in this SAI by reference to the 2020 annual report to shareholders, were audited by KPMG LLP, an independent registered public accounting firm.
The Trust's annual reports for the year ended December 31, 2020 can be obtained without charge by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
With respect to the PSF PGIM Total Return Bond, PSF PGIM Government Income and PSF PGIM High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio's total assets.
Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The PSF PGIM Government Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.
Certain Portfolios also are permitted to invest up to 15% of their assets in credit-related asset-backed securities.
No more than 25% of any Portfolio's net assets (5% of total assets for PSF Small-Cap Stock Index Portfolio and PSF Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.
Each Portfolio, other than the PSF PGIM Government Money Market Portfolio, may hold up to 15% of its net assets in illiquid investments. The PSF PGIM Government Money Market Portfolio may hold up to 5% of its net assets in illiquid investments.
As explained in the prospectus, the PSF Stock Index Portfolio seeks to track the performance of the S&P 500 Index and the PSF Small-Cap Stock Index Portfolio seeks to track the performance of the S&P SmallCap Index. The Portfolios will be as fully invested in the S&P Index's stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to either the market value or the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position.
As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize “put/call combinations” as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if it settled every day, is equivalent to a long futures position. When a Portfolio purchases stock index futures contracts, an amount equal to the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolios' custodian and/or in a margin account with a broker, and the remaining cash and/or cash equivalents equal to the market value of the futures will be held in other accounts.
The PSF PGIM Jennison Blend Portfolio, the PSF Natural Resources Portfolio and the PSF PGIM Jennison Growth Portfolio may only engage in short sales against-the-box.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

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Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Business Development Companies (BDCs). There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately-held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly-traded US public companies, cash, cash equivalents, US Government securities and high-quality debt instruments that will mature in one year or less. Generally, little public information exists for private and thinly-traded companies. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage, subject to certain conditions, equals at least 150% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less-mature private companies, which involve greater risk than well-established publicly-traded companies.
Investments made by BDCs generally are subject to legal and other restrictions on resale and, otherwise, are less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Portfolio invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, which tends to increase volatility and result in higher risk. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by a Portfolio may increase the cost of borrowing to that company, thereby adversely impacting the Portfolio’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.
Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that a Portfolio invests a portion of its assets in BDCs, a shareholder in the Portfolio not only will bear his or her proportionate share of the expenses of the Portfolio, but also will bear indirectly the expenses of the BDCs.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of underlying corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.

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For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
PSF PGIM Government Money Market Portfolio. The PSF PGIM Government Money Market Portfolio may choose to invest in certain government-supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1∕3% of its total assets to secure these borrowings. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If a Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”
A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment subadviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including risks associated with leveraging such as the risks that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

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To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

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CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
CYBER SECURITY AND OPERATIONAL RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio and its service providers is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the Portfolios’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolios invest, may cause significant disruptions in the business operations of the Portfolios. Potential impacts may include, but are not limited to, potential financial losses for the Portfolios and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolios, an inability of the Portfolios to calculate net asset value (NAV), and disclosures of personal or confidential shareholder information.

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In addition to direct impacts on Portfolio shareholders, cyber security failures by the Portfolios and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolios, and reputational damage. The Portfolios may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolios may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Portfolios and their service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolios cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which the Portfolios invest.
A Portfolio’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Portfolios’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.
DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as risks associated with foreign investments.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in the forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Portfolio

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would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Portfolio for hedging purposes may not correlate with the Portfolio’s investments which are intended to be hedged, which could impact Portfolio performance. A Portfolio may choose not to invest in derivative instruments because of their cost, limited availability or other reasons.
In October 2020, the SEC voted to adopt Rule 18f-4 under the 1940 Act (the Derivatives Rule), which will govern the use of derivatives by registered investment companies. Once implemented, the Derivatives Rule will impose limits on the amount of derivatives exposure a fund may take on and replace the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. The extent of the impact of the Derivatives Rule on the Portfolios are not yet known. The Derivatives Rule may make the use of derivatives by the Portfolios more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of the Portfolios' derivative investments.
EXCHANGE-TRADED FUNDS. A Portfolio may invest in exchange-traded funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
Moreover, to the extent an ETF holds securities traded in markets that close at a different time from the ETF's listing exchange, liquidity in such securities may be reduced after the applicable closing times. In addition, during the time when the ETF's listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF's shares' NAV may widen.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
INITIAL PUBLIC OFFERINGS. A Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.

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In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Portfolio and its counterparties posting higher amounts for uncleared swaps.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract

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may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be classified as illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.

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Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when a Portfolio wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the subsection entitled “Risk Factors in Derivatives.”
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

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Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.
With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
Each Portfolio has filed a notice of exemption from regulation as a “commodity pool,” and the Investment Manager has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). In order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

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FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PGIM, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a cross-hedge). A Portfolio will only enter into a cross-hedge if the Investment Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be

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ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the current market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and prevailing market conditions. Since foreign currency exchange transactions usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than Portfolios that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect securities prices and impair a Portfolio's ability to purchase or sell foreign securities, transfer a Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

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Foreign Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the novel coronavirus disease (“COVID-19”) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

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Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). In December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the the United Kingdom and the EU.
Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. Even with a new trading relationship having been established, there will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Portfolio’s investments. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Portfolio, as there may be negative effects on the value and liquidity of the Portfolio’s investments and/or the Portfolio’s ability to enter into certain transactions.
LIBOR AND OTHER REFERENCE RATES. A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Portfolio’s performance and/or NAV.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined.
The Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
Markets are slowly developing in response to these new rates and transition planning is at a relatively early stage. It is expected that industry trade associations and market participants will focus on how the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments or otherwise. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.Because the usefulness of LIBOR as a Reference Rate may deteriorate during the transition period, these effects could materialize prior to the end of 2021.Nonetheless, the termination of Reference Rates, such as LIBOR, presents significant financial risks to the Portfolios.

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DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Investment Manager to administer the Trust’s liquidity risk management program and related procedures. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. The 15% and 5% limits are applied as of the date a Portfolio purchases an illiquid investment. It is possible that a Portfolio's holding of illiquid investments could exceed the 15% limit (5% for the PSF PGIM Government Money Market Portfolio), for example as a result of market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may

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have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market includes, but is not necessarily limited to, any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. In addition, the subadviser has broad discretion to identify or determine those countries that it considers to qualify as emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in emerging markets may be more susceptible to the risks associated with foreign investments.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Infectious Illness Risk. The Portfolios or the securities in which the Portfolios invest may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
An outbreak of an infectious respiratory illness, the novel coronavirus disease (“COVID-19”), was first detected in 2019 and continues to spread globally. The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an impact on the Portfolios' investments and net asset value(s) and have led, and may continue to lead, to increased market volatility and the potential for illiquidity in certain classes of securities, sectors and markets.
Preventative or protective actions that governments may take with respect to COVID-19 or other pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and securities pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the

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economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Such impacts may be short term or may last for an extended period of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects.
RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investments in Other Investment Companies.”
RESTRICTIONS ON FOREIGN INVESTMENTS IN ASIA-PACIFIC COUNTRIES. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors, or by temporary market closures in such countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. In addition, in 2020, Chinese exchanges were temporarily closed due to the outbreak of coronavirus, an infectious disease. To the extent that such restrictions, market closure, and other relevant market, trading and investment-specific considerations have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, investments may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
RISK OF INVESTMENTS IN THE PEOPLE’S REPUBLIC OF CHINA (PRC). Certain Portfolios may invest in securities and instruments that are economically tied to the People’s Republic of China (PRC). The risks of investing in foreign securities and emerging market countries apply to investments economically tied to the PRC. In addition, investments economically tied to the PRC are subject to: (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small-market capitalization;

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(vii) less liquidity and limited accessibility by foreign investors; (viii) greater competition from regional economies; (ix) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for US dollars; (x) the relatively small size and absence of operating history of many Chinese companies; (xi) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xii) uncertainty and potential changes with respect to the rules and regulations of PRC market access programs through which such investments are made; (xiii) the commitment of the government of the PRC to continue with its economic reforms; and (xiv) the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, natural disasters or health crises, such as the outbreak of an infectious disease and that such suspensions may be widespread. In addition, there is a lack of clarity in the laws and regulations of the PRC, and a lower level of regulation and enforcement activity in these securities markets relative to more developed international markets.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over, and involvement in, the economy. The PRC manages its currency at artificial levels relative to the US dollar, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the US dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency-denominated obligations and provision of preferential treatment to particular industries and/or companies. The PRC has historically been prone to natural disasters, such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events.
On November 12, 2020, the U.S. President signed an Executive Order that prohibits U.S. persons (which includes individuals and entities like the Portfolios) from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The Executive Order became effective on January 11, 2021, and could limit the Portfolios' ability to invest in certain Chinese companies' publicly-traded securities.
HONG KONG POLITICAL RISK. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although the PRC is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of the PRC. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive the PRC as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Portfolios' NAVs are denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Portfolios' NAVs.
RISK OF INVESTING THROUGH STOCK CONNECT. China A-shares (“A-shares”) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor and Renminbi (“RMB”) Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Portfolios may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

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Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Portfolio from investing in A-shares on a timely basis, which could affect the Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.
Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-shares on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Portfolio as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Portfolio under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.
The Portfolio’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Portfolio. Hong Kong’s Investor Compensation Portfolio is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Portfolio is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Portfolio in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.
Stock Connect is subject to regulations promulgated by regulatory authorities for both exchanges. New regulations may be issued from time to time by the regulators and stock exchanges in PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of PRC and Hong Kong differ significantly, and issues may arise based on these differences. In addition, the Portfolios’ investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

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A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
RISK OF INVESTING THROUGH CIBM DIRECT. To the extent permissible by the relevant PRC regulations or authorities, certain Portfolios may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”), in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016, including the Announcement 2016 No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by the subadviser to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for such Portfolio. PBOC will exercise on-going supervision over the onshore settlement agent and the Portfolios’ trading activity under the CIBM Direct Rules and may take relevant administrative actions, such as suspension of trading and mandatory exit against a Portfolio and/or the subadviser in the event of any noncompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further clarification and/or changes, which may adversely affect the Portfolios’ ability to invest in the CIBM.
RISK OF INVESTING THROUGH BOND CONNECT. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with Portfolio investments in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entries with CCDC or SCH, and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce its rights as a bondholder, as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested, and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or other operational reasons. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred, other than through Bond Connect, in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case, they could be sold, but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to, or exit, its position and, therefore, may limit the Portfolio’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.

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INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investments companies in which the Portfolio invests may not meet their investment objectives.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios, as well as the underlying investment vehicles.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
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Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
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A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
LIQUIDATION OF PORTFOLIOS. Each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. The Government Money Market Portfolio is subject to Rule 2a-7. Compliance with the various provisions of the amendments took effect over the course of 2015 and 2016. The new regulations impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.

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“Retail” money market funds have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds are considered to be “institutional” money market funds. Retail and institutional money market funds are further classified by their investments. “Prime” money market funds are permitted to invest primarily in corporate or other non-government securities, “US government” money market funds are required to invest a very high percentage of their assets in US government securities and “municipal” money market funds are required to invest significantly in municipal securities.
Under the revised rule, institutional prime money market funds and institutional municipal money market funds are required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value is calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional US government money market funds are not subject to the floating net asset value requirement.
Under the revised rule, any type of money market fund is permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate is required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.
Under the revised rule, any type of money market fund (except for US government money market funds) is required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.
Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.
Pursuant to investment policy changes approved by the Board, effective September 12, 2016, the PSF PGIM Government Money Market Portfolio (formerly known as the Money Market Portfolio) is managed as a US government money market fund under Rule 2a-7, which means that it invests at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities.  At the election of the Board, the Government Money Market Portfolio is not subject to a liquidity fee and/or a redemption gate on redemptions, which might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.  However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Portfolio to impose such fees and gates in the future.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities

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generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Some mortgage-backed securities, including those issued by government agencies and government-sponsored enterprises, may be based on pools of loans that are originated by an affiliate of the Investment Manager.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac under conservatorship and was appointed to manage their daily operations. In addition, the US Treasury entered into stock purchase agreements (SPAs) with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
Under the direction of the FHFA, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA's and FHLMC's creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA's and FHLMC's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Portfolio.
In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the

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obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. While inverse floaters may expose a Portfolio to leverage risk, they do not constitute borrowings for purposes of a Portfolio’s restrictions on borrowings. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
PRIVATE INVESTMENT IN PUBLIC EQUITIES (PIPEs). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Portfolio may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. A Portfolio may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are restricted and cannot be immediately resold into the public markets. A Portfolio may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Portfolio to publicly resell its securities. However, the ability of a Portfolio to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Portfolio’s use of the resale registration statement, if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
QUANTITATIVE INVESTING RISK. The Manager or a subadviser may employ and/or rely on algorithms, models or other systems in connection with certain investment activities, including research, forecasting, selection and execution processes (together, Systems). These Systems rely heavily on the use of proprietary and nonproprietary data, software, hardware and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although they strive to do so, there can be no assurance that the Manager/subadviser will develop and use Systems appropriately and effectively. Errors may occur in the design, writing, testing, monitoring and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analyses, investment selections, portfolio construction, asset allocations, proposed trades, risk management and trading strategies depends on a number of factors, including the accuracy and quality of data inputs into the Systems, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, changes in market conditions, the successful integration of the various Systems into the portfolio selection and trading process, and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (System Incidents) that may adversely impact a Portfolio. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure to execute intended trades, or failure to identify hedging or other risk management opportunities or targets. Further, if incorrect market data is entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Most Systems require continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful, or that Systems will operate as intended. The successful deployment of an investment strategy, the

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portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process (i.e., where one System develops a potential recommended signal or possible trade, and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order). System Incidents may be difficult to detect and the Manager/subadviser may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Portfolio over time. There is no guarantee that measures taken to address a System Incident will be successful.
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

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In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PGIM Investments pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed-upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of default, a Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. Goldman Sachs Bank, USA, d/b/a Goldman Sachs Agency Lending (GSAL), serves as securities lending agent for each Portfolio, and in that role administers each Portfolio’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Portfolio through lending securities.
A Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

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During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Investment Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does

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not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
SPECIAL PURPOSE ACQUISITION COMPANIES.  A Portfolio may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded.  The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares.  Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio's ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Portfolio may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities).  No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private  offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or

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interests in a SPAC may develop, leaving the Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices (reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

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A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Only the Jennison Value Portfolio may invest in TRAINS. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. Certain Portfolios may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Portfolios may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may

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not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most

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commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing each Portfolio’s NAV, we will value each Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board of Trustees shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting.  Also, the Board of Trustees receives, on an interim basis, minutes of the meetings of the Trust’s Valuation Committee that occur between regularly scheduled Board meetings.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the PSF PGIM Government Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the PSF PGIM Government Money Market Portfolio to maintain a stable NAV of $10.00 per share. Although the price of each share is designed to remain the same, the PSF PGIM Government Money Market Portfolio issues additional shares when dividends are declared.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
All Short-term Debt Securities held by the PSF PGIM Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the PSF PGIM Government Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
PORTFOLIOS OTHER THAN THE PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO. Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website.

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Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-PORT. The Trust files disclosure of each Portfolio’s complete holdings on Form N-PORT each month, with every third month made available to the public by the SEC 60 days after the end of the Portfolios’ first and third fiscal quarters.
In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Trust may also release, at a sleeve-level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted on the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO. The PSF PGIM Government Money Market Portfolio will release complete portfolio holdings and certain other portfolio information to the SEC as filed on Form N-MFP and to its website as required by Rules 2a-7 and 30b1-7 of the 1940 Act.
When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust's shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PGIM Investments’ law department.
5. Written notification of the approval shall be sent by such officer to PGIM Investments' Fund Administration Department to arrange the release of Portfolio holdings information.
6. PGIM Investments' Fund Administration Department shall arrange for the release of portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:
Traditional External Recipients/Vendors
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Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
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Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified in the Trust's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
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Full holdings on a daily basis to Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
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Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis;
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Full holdings to a Portfolio’s counsel on an as-needed basis;
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Full holdings to a Portfolio’s independent board members on an as-needed basis; and

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Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2.
Analytical Service Providers
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Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
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Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable;
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Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research provider) at the end of each day;
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Full holdings on a daily basis to IHS Markit, Bloomberg BVAL, ICE Data Services (InterContinental Exchange), Refinitiv (formerly known as Thompson Reuters), and J.P. Morgan Pricing Direct (securities valuation service providers) at the end of each day;
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Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available;
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available; and
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Full holdings on a daily basis to State Street Bank and Trust Company (certain operational functions) (The Prudential Series Fund - PSF International Growth Portfolio only) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PGIM Investments' Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Trustees of the Trust has approved PGIM Investments' Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Trust's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Investment Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Investment Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Investment Manager or its affiliates.
The Investment Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.

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The Investment Manager and the Board expect that the subadviser will notify the Investment Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Manager expects that the subadviser will deliver to the Investment Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board of Trustees of the Trust has adopted a Code of Ethics. In addition, the Investment Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.
LICENSES & MISCELLANEOUS INFORMATION
Each of the S&P 500 Index and S&P SmallCap 600 Index (collectively, the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by QMA LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc. and PGIM Limited (collectively, “Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five

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business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P Notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
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Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
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Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. B ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. C indicates exceptionally high levels of credit risk.
International Short-Term Credit Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

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C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
ALLIANZ GLOBAL INVESTORS U.S. LLC PROXY VOTING POLICY SUMMARY
AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.
The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.
AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.
In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.
AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.
In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company's proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.
As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

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AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.
In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.
The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.
Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.
AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.
The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
BROWN ADVISORY, LLC
Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows.  Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors:  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors:  Management recommendations shall generally be supported.

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Changes in State of Incorporation or Capital Structure:  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.
Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions:  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights:  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues:  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.
 Executive Compensation:  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues:  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a fund, when the fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or fund shareholders in how proxies of that issuer are voted.  The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy.  The firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts:  The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters:  If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain.  The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
GOLDMAN SACHS ASSET MANAGEMENT (GSAM)*
GSAM Global Proxy Voting Policy, Procedures and Guidelines
2019 Edition
March 2019

Part I: Policy and Procedures
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Guiding Principles
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The Proxy Voting Process
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Implementation
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Conflicts of Interest

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Part II: GSAM Proxy Voting Guidelines Summary
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U.S. Proxy Items
Guidelines
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Non-U.S. Proxy Items
Guidelines
Part I
GOLDMAN SACHS ASSET MANAGEMENT
(“GSAM”*)
POLICY AND PROCEDURES ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
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Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
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The Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments

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Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
C. Implementation
GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.
D. Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.
Part II
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
US proxy items:
Operational Items
Board of Directors
Executive Compensation

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Director Nominees and Proxy Access
Shareholder Rights and Defenses
Mergers and Corporate Restructurings
State of Incorporation
Capital Structure
Environmental, Social, Governance (ESG) Issues
Non-U.S. proxy items:
Operational Items
Board of Directors
Compensation
Board Structure
Capital Structure
Mergers and Corporate Restructurings & Other
Environmental, Social, Governance (ESG) Issues
U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1. Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
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An auditor has a financial interest in or association with the company, and is therefore not independent;
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There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
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Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
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Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

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Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
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Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;
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Sit on more than five public operating and/or holding company boards;
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Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from the Chair of the Nominating Committee if:
1.
The board does not have at least one woman director and
2.
The board has not had a female director in the last three years
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
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The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
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The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.
1. Material failures of governance, stewardship, or fiduciary responsibilities at the company;
2. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
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At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
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The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
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The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
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The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
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The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
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There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
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No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

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Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
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The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
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The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
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The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
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If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
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Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
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Two-thirds independent board;
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All independent “key” committees (audit, compensation and nominating committees); or
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Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
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The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3. Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
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AGAINST Management Say on Pay (MSOP) Proposals; or

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AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
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If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
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The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
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There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
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Pay for Performance Disconnect;
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GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
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Long-term equity-based compensation is 100% time-based;
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Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
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Egregious employment contracts;
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Excessive perquisites or excessive severance and/or change in control provisions;
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Repricing or replacing of underwater stock options without prior shareholder approval;
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Excessive pledging or hedging of stock by executives;
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Egregious pension/SERP (supplemental executive retirement plan) payouts;
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Extraordinary relocation benefits;
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Internal pay disparity; and
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Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
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Broad-based participation;
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Limits on employee contributions;
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Company matching contributions; and
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Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
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Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
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Rationale for the re-pricing;
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If it is a value-for-value exchange;
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If surrendered stock options are added back to the plan reserve;
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Option vesting;
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Term of the option—the term should remain the same as that of the replaced option;
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Exercise price—should be set at fair market or a premium to market;

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Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
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Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
1. Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
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Long-term financial performance of the target company relative to its industry;
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Management’s track record;
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Background of the nomination, in cases where there is a shareholder nomination;
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Qualifications of director nominee(s);
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Strategic plan related to the nomination and quality of critique against management;
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Number of boards on which the director nominee already serves; and
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Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
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The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
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The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

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Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5. Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
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The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
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The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
1. a shareholder-approved poison pill in place; or
2. adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
1. Valuation;
2. Market reaction;
3. Strategic rationale;

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4. Management’s track record of successful integration of historical acquisitions;
5. Presence of conflicts of interest; and
6. Governance profile of the combined company.
7. State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
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Generally vote FOR on exclusive venue proposals, taking into account:
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Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
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Whether the company has the following good governance features:
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Majority independent board;
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Independent key committees;
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An annually elected board;
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A majority vote standard in uncontested director elections;
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The absence of a poison pill, unless the pill was approved by shareholders; and/or
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Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8. Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9. Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
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The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

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If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;
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Whether adoption of the proposal is likely to enhance or protect shareholder value;
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Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
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The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
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Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
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What other companies in the relevant industry have done in response to the issue addressed in the proposal;
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Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
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Whether the subject of the proposal is best left to the discretion of the board;
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Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
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Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
1. The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
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If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;
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If the company’s current level of disclosure is comparable to that of its industry peers; and
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If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
2. Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
3. Calling for the reduction of Greenhouse Gas (“GHG”) emissions;
4. Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
5. Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
6. Requesting a company report on its energy efficiency policies; and
7. Requesting reports on the feasibility of developing renewable energy resources.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
1. There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
2. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

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Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
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There is no significant potential threat or actual harm to shareholders’ interests;
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There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
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There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
1. The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
2. The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
3. Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
1. The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
2. Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
3. Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
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The degree to which existing relevant policies and practices are disclosed;
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Whether or not existing relevant policies are consistent with internationally recognized standards;
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Whether company facilities and those of its suppliers are monitored and how;
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Company participation in fair labor organizations or other internationally recognized human rights initiatives;
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Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
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Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
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The scope of the request; and
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Deviation from industry sector peer company standards and practices.
4. Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Operational Items
Financial Results/Director and Auditor Reports

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Vote FOR approval of financial statements and director and auditor reports, unless:
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There are concerns about the accounts presented or audit procedures used; or
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The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
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There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
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There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
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Name of the proposed auditor has not been published;
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The auditors are being changed without explanation;
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Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
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The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
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There are serious concerns about the statutory reports presented or the audit procedures used;
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Questions exist concerning any of the statutory auditors being appointed; or
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The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
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The dividend payout ratio has been consistently low without adequate explanation; or
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The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections

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Vote FOR management nominees taking into consideration the following:
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Adequate disclosure has not been provided in a timely manner; or
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There are clear concerns over questionable finances or restatements; or
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There have been questionable transactions or conflicts of interest; or
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There are any records of abuses against minority shareholder interests; or
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The board fails to meet minimum corporate governance standards; or
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There are reservations about:
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Director terms
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Bundling of proposals to elect directors
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Board independence
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Disclosure of named nominees
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Combined Chairman/CEO
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Election of former CEO as Chairman of the board
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Overboarded directors
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Composition of committees
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Director independence
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Number of directors on the board
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Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
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Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
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Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
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The analysis will generally be based on, but not limited to, the following major decision factors:
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Company performance relative to its peers;
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Strategy of the incumbents versus the dissidents;
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Independence of board candidates;
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Experience and skills of board candidates;
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Governance profile of the company;
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Evidence of management entrenchment;
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Responsiveness to shareholders;
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Whether a takeover offer has been rebuffed;
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Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
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Employee or executive of the company;
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Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
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Any director who is attested by the board to be a non-independent NED;
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Any director specifically designated as a representative of a significant shareholder of the company;
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Any director who is also an employee or executive of a significant shareholder of the company;
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Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
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Government representative;

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Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
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Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
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Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
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Relative of a current employee of the company or its affiliates;
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Relative of a former executive of the company or its affiliates;
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A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
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Founder/co-founder/member of founding family but not currently an employee;
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Former executive (5 year cooling off period);
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Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
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Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
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No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
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Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
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A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
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Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
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Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3. Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

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Vote AGAINST proposals to indemnify auditors.
4. Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
Two-thirds independent board, or majority in countries where employee representation is common practice;
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
Fully independent key committees; and/or
Established, publicly disclosed, governance guidelines and director biographies/profiles.
5. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
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The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
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The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
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The share repurchase program can be used as a takeover defense;
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There is clear evidence of historical abuse;
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There is no safeguard in the share repurchase program against selective buybacks;
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Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.
Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
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Valuation;
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Market reaction;

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Strategic rationale;
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Management’s track record of successful integration of historical acquisitions;
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Presence of conflicts of interest; and
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Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
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The parties on either side of the transaction;
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The nature of the asset to be transferred/service to be provided;
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The pricing of the transaction (and any associated professional valuation);
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The views of independent directors (where provided);
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The views of an independent financial adviser (where appointed);
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Whether any entities party to the transaction (including advisers) is conflicted; and
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The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
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Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
JENNISON ASSOCIATES LLC
PROXY VOTING POLICY AND PROCEDURES
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

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II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
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Jennison managing the pension plan of the issuer.
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Jennison or its affiliates have a material business relationship with the issuer.
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Jennison investment professionals who are related to a person who is senior management or a director at a public company.
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Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts

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In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
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Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
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Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
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Review all Guideline overrides.
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Review quarterly voting metrics and analysis published by the Proxy Team.
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Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
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Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

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IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
J.P. MORGAN INVESTMENT MANAGEMENT, INC. (JPMorgan)
Proxy Voting Guidelines. The Board of Trustees has delegated to JPMorgan and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.  When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with

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knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
_ Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
_ Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
_ Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
_ JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
_ JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
_ JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
_ JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
_ JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
_ JPMorgan will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
_ Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
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JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:
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(a) attend less than 75% of board and committee meetings without a valid excuse;
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(b) implement or renew a dead-hand poison pill;
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(c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;
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(d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;
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(e) are insiders and affiliated outsiders on boards that are not at least majority independent; or

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(f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.
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(g) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.
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(h) demonstrated history of poor performance or inadequate risk oversight;
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(i) when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights;
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(j) chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation;
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(k) for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
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JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
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JPMorgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
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JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
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JPMorgan votes against proposals for a super-majority vote to approve a merger.
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JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
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JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
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JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.
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JPMorgan will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally JPMorgan support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
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JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
LSV ASSET MANAGEMENT
LSV Asset Management’s (“LSV”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to ERISA plan clients, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after

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careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. If LSV is responsible for voting proxies for a client, LSV will vote in accordance with GLC’s guidelines, which can be found at https://www.glasslewis.com/guidelines. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the Securities and Exchange Commission regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients. In such situations, LSV will continue to vote the proxies in accordance with the recommendation of GLC based on its pre-determined guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines on an annual basis. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
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1. Copies of its proxy voting policies and procedures.
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2. A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
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3. A record of each vote cast on behalf of a client (maintained by the proxy voting service).
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4. A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
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5. A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

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The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Through GLC, LSV is able to offer ESG-focused guidelines that include an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-focused guidelines are designed for clients with a focus on disclosing and mitigating company risk with regard to ESG issues.
NEUBERGER BERMAN INVESTMENT ADVISERS LLC
Proxy Summary. NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PGIM, INC. (PGIM)
The policy of each of PGIM's asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a predetermined set of voting guidelines. The specific voting approach of each unit is noted below.

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Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
PGIM FIXED INCOME. PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM REAL ESTATE. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
QMA LLC
Description of QMA Proxy Voting Policies. It is the policy of QMA LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy voting advisor rather than its own policy.
QMA’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA’s judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. They also reflect QMA’s general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. QMA’s guidelines are not intended to limit the

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analysis of individual issues at specific companies nor do they indicate how it will vote in every instance. Rather, they express QMA’s views about various ballot issues generally, and provide insight into how it typically approaches such issues. QMA may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by QMA’s policy, or when circumstances may suggest a vote not in accordance with its established guidelines, QMA’s voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if QMA receives research suggesting a vote “against” the item), we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which we always vote on a case-by-case basis, we consider research provided by QMA’s proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained. With respect to non-U.S. holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-U.S. securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. QMA may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s Proxy Voting Committee includes representatives of QMA’s Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of the policies and procedures.
QMA utilizes the services of a third party proxy voting advisor, and has directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with QMA’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). QMA conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.
T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.
T. ROWE PRICE JAPAN, INC.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES

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T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS

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do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

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Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

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T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirem
WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC
Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:
the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients the adviser describes its proxy voting procedures to its clients and provides copies on request, and the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (“WBIM”). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.
The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC-33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.
General Policy
WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them, and shall not place WBIM’s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.
WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.
WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM’s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from

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the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.
Conflicts of Interest Policy
WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors
WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares
The Company is a client of WBIM
In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:
If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines
If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator
Oversight of Proxy Administrator
WBIM believes that contracting with the Proxy Administrator to provide services including:
Providing research and analysis regarding the matters subject to a vote
Promulgating general voting guidelines
Making voting recommendations on specific matters subject to vote can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.
WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:
On at least an annual basis, the Proxy Committee will assess:
Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator’s staffing, personnel and technology
Assess whether the Proxy Administrator has adequate policies and procedures to:
Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes
If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,
The issuer’s size
Its governance structure

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Its industry and any particular practices unique to that industry
Its history
Its financial performance
Identify and address conflicts of interest relating to its voting recommendations, including:
Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally
Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally
Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally
Are the Proxy Administrator’s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation
Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties
Provide adequate disclosure of the Proxy Administrator’s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator
WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM’s voting determinations are consistent with its voting policies and procedures and in its clients’ best interest.
WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:
A sample of “pre-populated” votes
Consideration of additional information that may become available regarding a particular proposal, which may include an issuer or shareholder proponent’s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM’s voting determination
Matters where WBIM’s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial
WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator’s research or recommendations that the investment adviser utilized.
WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee
WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:

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The Proxy Administrator’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
The Proxy Administrator’s efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis
The Proxy Administrator’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions
The Proxy Administrator’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote
WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures
International Markets and Share Blocking Policy
In some cases proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.
In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.
Recordkeeping and Disclosure
Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.
Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.
The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Certificate of Trust of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(a)(2) Agreement and Declaration of Trust of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(b) By-laws of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(c) Not applicable
(d)(1)(i) Management Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(d)(1)(ii) Amendment to Management Agreement dated February 16, 2016. Incorporated by reference to Post-Effective Amendment No. 71 to this Registration Statement, filed April 15, 2016 (File No. 002-80896).
(d)(1)(iii) Amendment to Fee Schedule. Incorporated by reference to Post-Effective Amendment No. 79 to this Registration Statement, filed April 17, 2018 (File No. 002-80896).
(d)(1)(iv) Contractual investment management fee waivers and/or contractual expense caps for Global Portfolio. Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(1)(v) Contractual investment management fee waivers and/or contractual expense caps for PSF Global Portfolio, PSF PGIM High Yield Bond Portfolio, PSF Natural Resources Portfolio, and PSF International Growth Portfolio (formerly known as Global Portfolio, High Yield Bond Portfolio, Natural Resources Portfolio, and SP International Growth Portfolio). Filed herewith.
(d)(2)(i)Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(2)(ii) Amendment to Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P. (SP Small-Cap Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 67 to this Registration Statement, filed April 15, 2014 (File No. 002-80896).
(d)(3) Subadvisory Agreement between Prudential Investments LLC and Allianz Global Investors U.S. LLC (Natural Resources Portfolio). Incorporated by reference to Post-Effective Amendment No. 71 to this Registration Statement, filed April 15, 2016 (File No. 002-80896).
(d)(4) Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(5) Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison 20/20 Focus Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
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(d)(6) Subadvisory Agreement between PGIM Investments LLC and J.P Morgan Investment Management Inc. (SP Prudential U.S Emerging Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 81 to this Registration Statement, filed April 17, 2019 (File No. 002-80896).
(d)(7) Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(8)(i) Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Equity Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(8)(ii) Amendment to Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Equity Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(9)(i) Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(9)(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC and LSV Asset Management (Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 81 to this Registration Statement, filed April 17, 2019 (File No. 002-80896).
(d)(10)(i) Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management LLC (SP International Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 67 to this Registration Statement, filed April 15, 2014 (File No. 002-80896).
(d)(10)(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC and Neuberger Berman Management LLC. Incorporated by reference to Post-Effective Amendment No. 81 to this Registration Statement, filed April 17, 2019 (File No. 002-80896).
(d)(11) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (Conservative Balanced Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(12) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (Diversified Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(13) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (Flexible Managed Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(14) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (Government Income Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(15)(i) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (High Yield Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
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(d)(15)(ii) Amendment to Subadvisory Agreement, dated as of January 1, 2006 and as amended and supplemented to date, by and among Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (High Yield Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 65 to this Registration Statement, filed April 17, 2013 (File No. 002-80896).
(d)(16) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (Government Money Market Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(17) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (now known as QMA LLC) (Conservative Balanced Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(18) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Flexible Managed Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(19) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Small Capitalization Stock Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(20) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Stock Index Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(21) Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. (Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(21)(i) Voluntary Subadvisory Fee Waiver Arrangement. Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007 (File No. 002-80896).
(d)(21)(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC (formerly known as Prudential Investments LLC) and T. Rowe Price Associates, Inc (Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(22) Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(23) Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (SP International Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(24) Subadvisory Agreement between Prudential Investments LLC and Brown Advisory LLC (Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 67 to this Registration Statement, filed April 15, 2014 (File No. 002-80896).
(d)(25) Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP International Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 63 to this Registration Statement, filed April 12, 2012 (File No. 002-80896).
(d)(26) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc. (PGIM), and PGIM Limited (PGIM Limited) (Conservative Balanced Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
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(d)(27) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc. (PGIM), and PGIM Limited (Diversified Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(28) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc. (PGIM), and PGIM Limited (Flexible Managed Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(29) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc. (PGIM), and PGIM Limited (High Yield Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(e) Distribution Agreement between The Prudential Series Fund and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(f) Not applicable
(g)(i) Custodian Agreement between Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 9 to the registration statement on Form N-1A filed April 30, 2003 (File No. 333-95849).
(ii) Amendment dated June 6, 2005 to Custodian Contract between Registrant and BNY. Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-95849).
(iii) Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Jennison Dryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).
(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(h)(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Jennison Dryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).
(h)(3) Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(4) Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(5) Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc., and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
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(h)(6)(i) Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(ii) Amendment to the Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC, dated April 2, 2002. Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002 (File No. 002-80896).
(h)(7) Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(8)(i) Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(ii) Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(9)(i) Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(ii) Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(10)(i) Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(ii) Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated October 30, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(10)(iii) Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(11) Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
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(h)(12) Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(13) Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(14) Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(15)(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 15, 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(ii) Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 29, 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(iii) Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated September 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(iv) Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated September 25, 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(v) Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated November 11,1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(16) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(17) Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(18) Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund and Prudential Investment Management Services LLC, dated August 15, 2001. Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002 (File No. 002-80896).
(h)(19) Fund Participation Agreement between The Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005 (File No. 002-80896).
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(h)(20) Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005 (File No. 002-80896).
(h)(21) Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005 (File No. 002-80896).
(h)(22) Form of Letter Agreement with Insurance Companies having Participation Agreements with the Registrant. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(h)(23) Administration Agreement between The Prudential Series Fund and Prudential Investments Fund Management LLC (now known as, PGIM Investments LLC) for Class II shares of the Fund. Incorporated by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed April 17, 2009 (File No. 002-80896).
(i)(1) Legal Opinion of Goodwin Procter LLP, counsel to The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed on April 28, 2006 (File No. 002-80896).
(i)(2) Legal Opinion of Goodwin Proctor LLP, counsel to The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 87 to this Registration Statement, filed on May 15, 2020 (File No. 002-80896).
(i)(3) Legal Opinion of Goodwin Proctor LLP, counsel to The Prudential Series Fund. Filed herewith.
(j)(1) Consent of independent registered public accounting firm. Filed herewith.
(j)(2) Consent of independent registered public accounting firm. Filed herewith.
(k) Not applicable.
(l) Not applicable.
(m) Amended and Restated Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 87 to this Registration Statement, filed on May 15, 2020 (File No. 002-80896).
(n) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 87 to this Registration Statement, filed on May 15, 2020 (File No. 002-80896).
(o) Not applicable.
(p)(1) Code of Ethics of Registrant. Filed as an exhibit to PGIM ETF Trust Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 333-222469), which was filed via EDGAR on October 29, 2020, and is incorporated herein by reference.
(p)(2) Investment Adviser Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, QMA LLC, and PGIM Fixed Income, dated January 2019. Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(p)(3) Amended Code of Ethics of Jennison Associates LLC dated November 26, 2018. Incorporated by reference to Post-Effective Amendment No. 81 to this Registration Statement, filed April 17, 2019 (File No. 002-80896).
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(p)(5) Code of Ethics of William Blair & Company, LLC. Filed as an exhibit to Registration Statement of Advanced Series Trust Post-Effective Amendment No. 52 on Form N-1A (File No. 33-24962), which was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(6) Code of Ethics of LSV Asset Management. Filed as an exhibit to Registration Statement Advance Series Trust Post-Effective Amendment No. 151 on Form N-1A (File No. 33-24962), which was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(p)(7) Code of Ethics of Brown Advisory, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement of Advanced Series Trust (File No.33-24962), which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(8) Code of Ethics of T. Rowe Price Associates, Inc. dated December 1, 2019. Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(p)(9) Code of Ethics of Neuberger Berman Management, Inc (now known as Neuberger Berman Investment Advisers LLC). Filed as an exhibit to Registration Statement of Advanced Series Trust Post-Effective Amendment No. 146 on Form N-1A (file No. 33-24962), which was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(10) Code of Ethics for Allianz Global Investors U.S. Holdings and its subsidiaries dated April 1, 2013, amended December 12, 2016. Filed as an exhibit to Registration Statement of Advanced Series Trust Post-Effective Amendment No. 151 on Form N-1A (file No. 33-24962), which was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
Item 29. Persons Controlled by or under Common Control with the Registrant.
Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.
The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 15, 2019, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered
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as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-10, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
Item 30. Indemnification.
Article VII, Section 2, of the Agreement and Declaration of Trust of the Registrant provides: “ Each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Person, an “Indemnitee”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and as provided in the By-Laws. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. Notwithstanding any other provision of this Declaration of Trust or of the By-Laws to the contrary, any liability, expense or obligation against which any Indemnitee is indemnified and entitled to paid pursuant to the By-Laws shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Indemnitee; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable.”
Article VII, Section 3 of the Agreement and Declaration of Trust of the Registrant provides: “The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”
Article XI of the Registrant’s by-laws provides:
“Section 1. Agents, Proceedings, Expenses . For the purpose of this Article, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.
Section 2. Indemnification . The Trust shall indemnify every agent of the Trust against expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law Section 3. Advances . The Trust shall advance the expenses of agents of the Trust who are parties to any proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.
Section 4. Insurance. Pursuant and subject to Sections 2 and 3 of this Article XI, the Trust shall indemnify each agent against, or advance the expenses of any agent for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.”
Paragraph 8 of the Management Agreement between Registrant and PGIM Investments provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of
9

compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”
The subadvisory agreement between PGIM Investments and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”
The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and other Connections of the Investment Adviser.
(a) PGIM Investments LLC (PGIM Investments)
See “How the Fund is Managed” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.
The business and other connections of PGIM Investments’ directors and principal executive officers are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.
(b) Subadvisers
The business and other connections of the directors and executive officers of Allianz Global Investors U.S. LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-69803), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of Goldman Sachs Asset Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-37591), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.
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The business and other connections of the directors and executive officers of J.P Morgan Investment Management Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-21011), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of LSV Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47689), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of PGIM, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of QMA LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of T. Rowe Price Associates, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-856), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of Brown Advisory LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801- 71737), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of Neuberger Berman Management LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801- 8259), as most recently amended, the text of which is hereby incorporated by reference.
Item 32. Principal Underwriters.
(a) Prudential Investment Management Services LLC (PIMS)
PIMS is distributor for PGIM ETF Trust, The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.
PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.
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(b) The business and other connections of PIMS' sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, 655 Broad Street, Newark, New Jersey 07102; PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102, the Registrant’s Transfer Agent, Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102, the Registrant’s Custodian, The Bank of New York Mellon Corp. (BNY), 240 Greenwich Street, New York, New York 10007, or the Registrant’s Subadvisers.
PGIM Investments LLC has entered into Subadvisory Agreements with the following:
Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019

Brown Advisory LLC, 901 S. Bond Street, Suite 400, Baltimore, MD 21231

Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282

Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017

J.P Morgan Investment Management Inc, 383 Madison Avenue, New York, NY, 10179

LSV Asset Management, 155 North Wacker Drive, 46th Floor, Chicago, IL 60606

Neuberger Berman Management LLC, 1290 Avenue of Americas, New York NY 10104

PGIM, Inc., 655 Broad Street, Newark, NJ 07102

PGIM Limited, Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR

QMA LLC, Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

William Blair & Company LLC, 150 North Riverside Plaza, Chicago, IL 60606
Item 34. Management Services.
Other than as set forth under the caption “How the Trust is Managed ” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 15th day of April 2021.
THE PRUDENTIAL SERIES FUND
Timothy Cronin

*Timothy Cronin
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
* Susan Davenport Austin	Trustee
* Sherry S. Barrat	Trustee
* Jessica M. Bibliowicz	Trustee
* Kay Ryan Booth	Trustee
* Stephen M. Chipman	Trustee
* Timothy S. Cronin	Trustee and President
* Robert F. Gunia	Trustee
* Thomas M. O’Brien	Trustee
* Thomas T. Mooney	Trustee
* Christian J. Kelly	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	April 15, 2021
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POWER OF ATTORNEY
The undersigned, Susan Davenport Austin, Sherry S. Barrat, Jessica M. Bibliowicz, Kay Ryan Booth, Stephen M. Chipman, Timothy S. Cronin, Robert F. Gunia, Thomas T. Mooney, Thomas M. O’Brien and Christian J. Kelly, as directors/trustees and/or officers of each of the registered investment companies listed in Appendix A hereto hereby authorize Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness and Debra Rubano, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Jessica M. Bibliowicz Jessica M. Bibliowicz
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Stephen M. Chipman Stephen M. Chipman
/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Robert F. Gunia Robert F. Gunia
/s/ Thomas T. Mooney Thomas T. Mooney
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ Christian J. Kelly Christian J. Kelly

Dated: March 19, 2021
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Appendix A
Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.
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The Prudential Series Fund
Exhibit Index
Item 28 Exhibit No.	Description
(d)(1)(v)
Contractual investment management fee waivers and/or contractual expense caps for PSF Global
Portfolio, PSF PGIM High Yield Bond Portfolio, PSF Natural Resources Portfolio, and PSF International
Growth Portfolio (formerly known as Global Portfolio, High Yield Bond Portfolio, Natural Resources
Portfolio, and SP International Growth Portfolio).

(i)(3)	Legal Opinion of Goodwin Proctor LLP, counsel to The Prudential Series Fund.
(j)(1)	Consent of independent registered public accounting firm.
(j)(2)	Consent of independent registered public accounting firm.
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